As filed with the Securities and Exchange Commission on March 21, 2017.

Securities Act Registration No. 333-

Investment Company Act of 1940 File No. 814-00736

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Registration Statement under the Securities Act Of 1933

Post-Effective Amendment	☐
Pre-Effective Amendment	☐

PennantPark Investment Corporation

(Exact name of Registrant as specified in its charter)

590 Madison Avenue

15th Floor

New York, NY 10022

(Address of Principal Executive Offices)

(212) 905-1000

(Registrant’s Telephone Number, Including Area Code)

Arthur H. Penn

c/o PennantPark Investment Corporation

590 Madison Avenue

15th Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Thomas Friedmann

David Harris

William Tuttle

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-1110

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As may be practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)			Amount of Registration Fee(1)
Common Stock, $0.001 par value(2)	$	$	$			$
Preferred Stock, $0.001 par value(2)
Warrants(2)
Subscription Rights(3)
Debt Securities(4)
Units(5)
Total	$	$		$750,000,000	(6)		$86,925	(7)

(1)	Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.

(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.

(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $750,000,000.

(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by the U.S. Treasury.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $750,000,000.

(7)	Calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, this registration statement includes $651,145,000 of unsold securities of the registrant that have been previously registered on the Registration Statement on Form N-2 (File No. 333-192782) originally filed by the registrant on December 11, 2013 and most recently declared effective on January 15, 2015 (the “prior registration statement”). A filing fee of $83,867 was paid in connection with such unsold securities and is being offset against the total registration fee pursuant to Rule 457(p), resulting in a payment of $3,058 in connection with the filing of this Registration Statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the prior registration statement will be deemed terminated as of the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

PRELIMINARY PROSPECTUS

$750,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

PennantPark Investment Corporation is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of senior secured debt, mezzanine debt and equity investments. We can offer no assurances that we will achieve our investment objectives.

We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” on page 8 and “Sales of Common Stock Below Net Asset Value” on page 49 of this prospectus for more information.

Our common stock has been approved for quotation on the NASDAQ Global Select Market under the symbol “PNNT.” The last reported closing price for our common stock on March 17, 2017 was $8.07 per share, and our net asset value on December 31, 2016 was $9.11 per share. Our 6.25% senior notes due 2025, or the 2025 Notes, have been approved for quotation on the New York Stock Exchange, or NYSE, under the symbol “PNTA.” The last reported closing price of the 2025 Notes on March 17, 2017 was $25.28 per $25 of par.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 8 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated                     , 2017

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and prospectus may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated small business investment company, or SBIC, subsidiaries and relate to future events, future performance or financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Investment Corporation and its consolidated subsidiaries; “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC LP, and its general partner, PennantPark SBIC GP, LLC, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “Taxable Subsidiaries” refers to PNNT Cascade Environmental Holdings, LLC, PNNT CI (Galls) Prime Investment Holdings, LLC, PNNT ecoserve, LLC, PNNT Investment Holdings, LLC and PNNT New Gulf Resources, LLC, all of which are consolidated with PennantPark Investment for financial reporting purposes; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “SBA” refers to the Small Business Administration; “Credit Facility” refers to our multi-currency, senior secured revolving credit facility, as amended and restated; “2025 Notes” refers to our 6.25% senior notes due 2025; “2019 Notes” refers to our 4.50% notes due 2019; “our Notes” refers, collectively, to our 2025 Notes and our 2019 Notes; “1940 Act” refers to the Investment Company Act of 1940, as amended; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; and “BDC” refers to a business development company under the 1940 Act.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of senior secured debt, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured debt, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. For a description of our Credit Facility, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.”

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in 2010 and 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised approximately $3.0 billion in debt and equity capital and has invested $6.0 billion in 430 companies with over 170 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us. From our perspective, middle market companies have faced difficulty in raising debt through the capital markets and private markets. We believe that, as a result of the difficulties in the credit markets and fewer sources of capital for middle market companies, we see opportunities for improved risk-reward on our investments. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete private investments and a substantial supply of refinancing opportunities, there is an opportunity to attain attractive risk-reward returns with debt investments. See “Business” for more information.

Competitive Advantages

We believe that we have competitive advantages over other capital providers to middle-market companies, such as a management team with an average of over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, a disciplined investment approach with strong value orientation, an ability to source and evaluate transactions through our Investment Adviser’s proactive, research capability and established network and flexible transaction structuring that allows for us to invest across the capital structure. See “Business” for more information.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, collateralized loan obligation, or CLO, funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We currently use and expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks associated with leverage. See “Risk Factors — Risks Relating to our Business and Structure” for more information. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 60% and 80% of our net assets. We cannot assure investors that our leverage will remain within that range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of us. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities and the Investment Adviser supervises our day-to-day activities. See “Certain Relationships and Transactions—Administration Agreements” for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” for more information. We have elected, and intend to qualify annually, to be treated for federal income tax purposes under the Code as a RIC. See “Material U.S. Federal Income Tax Considerations” for more information.

Our wholly-owned SBIC Funds received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act and are regulated by the SBA. The SBA regulates, among other matters, investing activities and periodically examines our SBIC Funds’ operations. We serve as the investment adviser and administrator to our SBIC Funds. See “Regulation” for more information.

Use of Proceeds

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding debt obligations to invest in new or existing portfolio companies, to capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” for more information.

Ratio of Earnings to Fixed Charges

For the three months ended December 31, 2016 and the years ended September 30, 2016, 2015, 2014, 2013 and 2012, our ratios of earnings to fixed charges were 3.6x, 0.7x, (0.4)x, 5.5x, 6.0x and 5.4x, respectively. See “Ratio of Earnings to Fixed Charges” for more information.

Distributions on Common Stock

We intend to continue making quarterly distributions to our common stockholders. Our quarterly distributions, if any, are determined by our board of directors. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under the 1940 Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period. See “Description of our Preferred Stock” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Plan of Distribution

We may offer, from time to time, up to $750 million of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes are quoted on the NYSE under the symbol “PNTA.” Our phone number is (212) 905-1000, and our internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. You may read and copy the materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that we file with the SEC on the EDGAR Database.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary from actual results. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus or any prospectus supplement contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)
Sales load		%(1)
Offering expenses		%(2)
Total stockholder expenses		%
Estimated annual expenses (as a percentage of average net assets attributable to common shares)(3)
Management fees	3.18	%(4)
Incentive fees	1.75	%(5)
Interest on borrowed funds	4.15	%(6)
Other expenses	1.23	%(7)

Total estimated annual expenses	10.31	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	Net assets attributable to common shares equals average net assets as of December 31, 2016.

(4)	The contractual management fee is calculated at an annual rate of 2.00% of our average adjusted gross assets on December 31, 2016. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016, the management fees ratio before the waiver was 3.79%. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(5)	The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the three months ended December 31, 2016, annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future periods, if any, may be substantially different than the fee earned during the three months ended December 31, 2016. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of incentive fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016, the incentive fee ratio before the waiver was 2.08%. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(6)	As of December 31, 2016, we had $396.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act. As of such date, we had $148.1 million in borrowings outstanding under our $545.0 million Credit Facility, $71.3 million in aggregate principal of 2025 Notes at an annual interest rate of 6.25% and $250.0 million in aggregate principal of 2019 Notes at an annual interest rate of 4.50%. As of December 31, 2016, our SBIC Funds had debenture commitments from the SBA in the amount of $225.0 million, had $197.5 million outstanding with a weighted average interest rate of 3.44%, exclusive of the 3.43% of upfront fees, and had $27.5 million remaining unused borrowing capacity subject to customary regulatory requirements. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense incurred for the quarter ended December 31, 2016 annualized for a full year and amendment costs, if any, and we caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.

(7)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.

(8)	“Total estimated annual expenses” as a percentage of average net assets attributable to common shares, to the extent we borrow money to make investments, are higher than the total estimated annual expenses percentage would be for a company that is not leveraged. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total estimated annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness) rather than total assets, which include assets that have been funded with borrowed money. For a presentation and calculation of total annual expenses based on average total assets, see page 34 of this prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 3.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.51%, (2) total net annual expenses of 8.56% of average net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

You would pay the following expenses on a $1,000 common stock investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$116	$270	$413	$728
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$125	$293	$447	$772

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The table above is provided to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to earn an annual return equal to or less than 5% from net investment income, the incentive fee under our Investment Management Agreement would not be earned or payable. If returns on our investments, including realized capital gains, result in an incentive fee, our expenses, and returns to investors, would be higher. The example assumes that all distributions are reinvested at NAV. Reinvestment of distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Distributions” for more information.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect on our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, the trading price of our common stock, our Notes or any securities we may issue, may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, uncertainty regarding the United Kingdom referendum decision to leave the European Union (the so called “Brexit”), continuing signs of deteriorating sovereign debt conditions in Europe and an economic slowdown in China create uncertainty that could lead to further disruptions, instability and weakening consumer, corporate and financial confidence. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, Brexit, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors, in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our NAV, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our NAV per share and create a challenging environment in which to raise equity and debt capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than our NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by the asset coverage ratio requirements for a BDC, as defined under the 1940 Act, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Declining portfolio values negatively impact our ability to borrow additional funds under our Credit Facility because our NAV is reduced for purposes of the asset coverage ratio. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A lengthy disruption in the credit markets could also materially decrease demand for our investments and could materially damage our business, financial condition and results of operations.

The significant disruption in the capital markets experienced in the past has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of investments we originate and could have a material adverse impact on our business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

We could be subject to reduced availability and/or mandatory prepayments under our Credit Facility, our Notes and SBA debentures.

In addition to the asset coverage ratio requirements, our Credit Facility and the indenture governing our Notes contain various covenants which, if not complied with, could accelerate repayment under the Credit Facility and our Notes. This could have a material adverse effect on our business, financial condition and results of operations. Our borrowings under our Credit Facility are collateralized by the assets in our investment portfolio, excluding those portfolio investments held by our SBIC Funds. The agreements governing the Credit Facility require us to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain our tax status as a RIC;

•	A requirement to maintain a minimum amount of stockholder’s equity; and

•	A requirement that our outstanding borrowings under the Credit Facility not exceed a certain percentage of the value of our portfolio.

In addition to the Credit Facility, we have issued our Notes and our SBIC Funds have issued SBA debentures that require us and our SBIC Funds to generate sufficient cash flow to make required interest payments. Further, our SBIC Funds must maintain a minimum capitalization that, if impaired, could materially and adversely affect our liquidity, financial condition and results of operations by accelerating repayment under the SBA debentures. Our borrowings under the SBA debentures are secured by the assets of our SBIC Funds.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. A material decrease in our NAV in connection with additional borrowings could result in an inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity. This could have a material adverse effect on our operations, as it would reduce availability under the Credit Facility and could trigger mandatory prepayment obligations under the terms of the Credit Facility and our Notes.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies.

In addition, market conditions have affected consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our business, financial condition and results of operations. If interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default.

We make long-term loans and debt investments, which may involve a high degree of repayment risk. Our investments with a deferred interest feature, such as original issue discount, or OID, income and payment-in-kind, or PIK, interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. We invest in companies that may have limited financial resources, typically are highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on our financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then we would carry our investments at fair value, as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us.

If the fair value of our portfolio companies reflects unrealized losses that are subsequently realized, we could experience reductions of our income available for distribution in future periods that could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock and our Notes fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Investment Adviser for our future success. We also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these senior investment professionals and any others that may be hired by PennantPark Investment Advisers. Subject to the overall supervision of our board of directors, the managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our Investment Adviser. The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not.

If our Investment Management Agreement is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor, which will reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions and we will initially have to purchase or develop such expertise, which may diminish the actual benefits of any hedging strategy we employ. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments once the interest rate exceeds the applicable floor. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with higher interest rates, which may have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates or are subject to interest rate floors and also could increase our interest expense on our Credit Facility, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment selection criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order for us to grow, our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any current or future employees will contribute effectively to the work of, or remain associated with, the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide and currently do provide managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are highly dependent on information systems and systems failures could have a material adverse effect on our business, financial condition and results of operations.

Our business depends on the communications and information systems, including financial and accounting systems, of the Investment Adviser, the Administrator and our sub-administrator. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations.

We may not replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies and funds advised by the Investment Adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce our net assets and income available for debt service and distributions.

We have operated and continue to operate so as to maintain our election to be treated as a RIC under Subchapter M of the Code. If we meet the annual source of income, Diversification Tests, and Annual Distribution Requirement, we generally will not be subject to corporate-level income taxation on income we timely distribute, or deem to distribute, as dividends for U.S. federal income tax purposes to our stockholders. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting our Annual Distribution Requirement to our stockholders because, in certain cases, we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to a 4% nondeductible excise tax if we do not distribute to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year plus (3) any net ordinary income or capital gain net income for preceding years that was not distributed during such years and on which we were not subject to corporate income tax, or the Excise Tax Avoidance Requirement.

We may have difficulty paying our Annual Distribution Requirement if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as OID and PIK interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, such as amounts attributable to foreign currency transactions. Our investments with a deferred interest feature, such as PIK interest, may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide PIK or OID interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

We may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times or prices we would not consider advantageous, or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may lose our RIC tax status and thus be subject to corporate-level income tax.

Because we intend to distribute substantially all of our income to our stockholders to maintain our tax status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In order to satisfy the requirements to be treated as a RIC for federal income tax purposes, we intend to distribute to our stockholders substantially all of our investment company taxable income and net capital gains each taxable year. However, we may retain all or a portion of our net capital gains and pay applicable income taxes with respect thereto and elect to treat such retained net capital gains as deemed dividend distributions to our stockholders.

As a BDC, we are required to meet a 200% asset coverage ratio of total assets to total senior securities, which includes all of our borrowings, exclusive of the SBA debentures pursuant to SEC exemptive relief, and any preferred stock we may issue in the future. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

We are partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by the SBA regulations governing SBICs from making certain distributions to us that may be necessary to fulfill our requirements to be subject to tax as a RIC for federal income tax purposes. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to enable us to be treated as a RIC for federal income tax purposes. We cannot assure you that the SBA will grant such waiver, and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may cause us to incur corporate-level income tax.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions or through SBA debentures. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue additional debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, through the SBA debenture program or other financial institutions, up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, the asset coverage ratio requirements permit us to issue senior securities or incur indebtedness subject to certain limitations, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio was not met. If the value of our assets declines, we may be unable to satisfy the asset coverage ratio. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially damage our business, financial condition and results of operations.

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Senior Securities. As a result of issuing senior securities, including our Notes, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest. Our senior securities may include conversion features that cause them to bear risks more closely associated with an investment in our common stock.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV per share without first obtaining certain approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current NAV per share of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. However, when required to be undertaken, the procedures used by the board of directors to determine the NAV per share of our common stock within 48 hours of each offering of our common stock may differ materially from and will necessarily be more abbreviated than the procedures used by the board of directors to determine the NAV per share of our common stock at the end of each quarter because there is a time-intensive process each quarter to determine the NAV per share of our common stock which cannot be completed in 48 hours. The quarterly process includes preliminary valuation conclusions, engagement of independent valuation firms and review by those firms of preliminary valuation conclusions. See “Determination of Net Asset Value.” By contrast, the procedures in connection with an offering may yield a NAV that is less precise than the NAV determined at the end of each quarter. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with such rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities under the requirements of Form S-3. We may actually issue shares above or below a future NAV. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders would experience voting dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid.

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SBA Debentures. In addition to issuing securities and using securitizations to raise capital as described above, we have issued and may in the future issue, as permitted under SBA regulations and through our wholly owned subsidiaries, SBIC LP, SBIC II and any future SBIC subsidiary, SBA debentures to generate cash for funding new investments. To issue SBA debentures, we may request commitments for debt capital from the SBA. Our SBIC Funds are and any future SBIC subsidiary may be exposed to any losses on its portfolio of loans, however, such debentures are non-recourse to us.

Our SBIC Funds may be unable to make distributions to us that will enable us to meet or maintain RIC tax status.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level income taxes, we will be required to distribute substantially all of our consolidated investment company taxable income and capital gains net income, including income from our SBIC Funds, each taxable year as dividends to our stockholders. We will be partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to maintain our RIC tax status. We cannot assure you that the SBA will grant such waiver and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may result in corporate level income tax on us.

Our SBIC Funds are licensed by the SBA and are subject to SBA regulations.

Our wholly owned subsidiaries, SBIC LP and SBIC II, received licenses to operate as SBICs under the 1958 Act and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and regulates the types of financings and prohibits investing in certain industries. Compliance with SBIC requirements may cause our SBIC Funds to make investments at lower rates in order to qualify investments under the SBA regulations.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant regulations. If our SBIC Funds fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA could revoke or suspend our SBIC Funds’ licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are our wholly owned subsidiaries.

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any single SBIC may borrow to a maximum of $150.0 million, which is up to twice its regulatory capital, and a maximum of $350.0 million as part of a group of SBICs under common control.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Because we borrow funds to make investments, we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the NAV attributable to our common stock than it would if we did not use debt. Our ability to pay distributions may be restricted when our asset coverage ratio is not met, exclusive of the SBA debentures pursuant to SEC exemptive relief, and any cash that we use to service our indebtedness is not available for distribution to our common stockholders.

Our current debt is governed by the terms of our Notes, Credit Facility and the SBA debentures and may in the future be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock and may also carry leverage related risks. Leverage magnifies the potential risks for loss and the risks of investing in us, both as detailed below.

Additionally, our SBIC Funds have received borrowed funds and may in the future receive funds from the SBA through its debenture program. In connection with the filing of its initial SBA license application, PennantPark Investment received exemptive relief, in 2011, from the SEC to permit us to exclude the debt of our SBIC Funds from our consolidated asset coverage ratio. Our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than the applicable asset coverage ratio, which while providing increased investment flexibility, would also increase our exposure to risks associated with leverage.

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Notes, Credit Facility and SBA debentures and expect in the future to borrow additional amounts under our Credit Facility or other debt securities, subject to market availability, and, may increase the size of our Credit Facility. We cannot assure you that our leverage will remain at current levels. The amount of leverage that we employ will depend upon our assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or preferred stockholders, if any, and we have granted a security interest in our assets, excluding those of our SBIC Funds, in connection with our Credit Facility borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Additionally, the SBA, as a lender and an administrative agent, has a superior claim over the assets of our SBIC Funds in relation to our other creditors. Any future debt issuance will increase our leverage and may be subordinate to our Credit Facility and SBA debentures. In addition, borrowings or debt issuances and SBA debentures, also known as leverage, magnify the potential for loss or gain on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, then leveraging would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As of December 31, 2016, we had outstanding borrowings of $148.1 million under our Credit Facility, $250.0 million outstanding under our 2019 Notes, $71.3 million outstanding under our 2025 Notes and $197.5 million outstanding under the SBA debentures. Our consolidated debt outstanding was $666.9 million and had a weighted average annual interest rate at the time of 3.96%, exclusive of the fee on undrawn commitment on our Credit Facility and 3.43% of upfront fees on the SBA debentures. To cover the annual interest on our borrowings of $666.9 million outstanding at December 31, 2016, at the weighted average annual rate of 3.96%, we would have to receive an annual yield of at least 2.01%. This example is for illustrative purposes only, and actual interest rates on our Credit Facility or any future borrowings are likely to fluctuate. The costs associated with our borrowings, including any increase in the management fee or incentive fee payable to our Investment Adviser, are and will be borne by our common stockholders.

The following table is designed to illustrate the effect on the return to a holder of our common stock of the leverage created by our use of borrowing at December 31, 2016 of 47% of total assets (including such borrowed funds), at the weighted average rate at the time of 3.96%, and assumes hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we will maintain a constant level of leverage and weighted average interest rate. The amount of leverage and cost of borrowing that we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	(10.0)%	(5.0)%	—	5.0%	10.0%
Corresponding return to common stockholders(2)	(25.5)%	(14.8)%	(4.1)%	6.6%	17.3%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of distributions on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any distributions or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interest of stockholders.

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us.

As a result of the issuance of our Notes and SBA debentures, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue additional debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any cash that we use to service our indebtedness would not be available for the payment of distributions to our common stockholders.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our publicly issued debt securities. Our credit ratings, generally may not reflect the potential impact of risks related to market conditions or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our Notes, if any, or change in the debt markets could cause the liquidity or market value of our Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when they come due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our Notes. In March 2017, Fitch Ratings, or Fitch, placed our investment grade rating on negative watch due to elevated leverage. Our credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our Notes of any changes in our credit ratings. The 2019 Notes are rated by Standard & Poor’s Ratings Services, or S&P, and Fitch. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the credit rating, such as adverse changes in our Company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business.

Our Credit Facility expires and our 2019 Notes mature in June and October 2019, respectively. We utilize proceeds from the Credit Facility and our 2019 Notes to make investments in our portfolio companies. The duration of many of our investments exceeds the duration of our indebtedness under our Credit Facility and 2019 Notes. This means that we will have to extend the maturity of our Credit Facility or refinance our indebtedness in order to avoid selling investments at maturity of any of our debt investments, at which time such sales may be at prices that are disadvantageous to us, which could materially damage our business. In addition, future market conditions may affect our ability to extend or refinance our Credit Facility and 2019 Notes on terms as favorable as those in our existing indebtedness. If we fail to extend or refinance the indebtedness outstanding under our Credit Facility by the time it becomes due and payable, the administrative agent of the Credit Facility may elect to exercise various remedies, including the sale of all or a portion of the collateral securing the Credit Facility, subject to certain restrictions, any of which could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments. If we are required to sell our investments on short-term notice, we may not receive the value that we have recorded for such investments, and this could materially affect our results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of the Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of us that currently exist or may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, may serve as officers and directors of our controlled affiliates and affiliated funds. In addition, we note that any affiliated investment vehicles currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it is forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Investment Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance, our exemptive relief and our allocation procedures.

In the ordinary course of our investing activities, we pay investment advisory and incentive fees to the Investment Adviser, and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict. For example, the Investment Adviser may seek to invest in more speculative investments in order to increase its incentive fee, which practice could result in higher investment losses, particularly during economic downturns.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which the Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. However, as a result of our irrevocable election to apply the fair value option to our Credit Facility and our Notes, future decreases of fair value of our debt is expected to have a corresponding increase to our NAV. Similarly, future increases in the fair value of our debt may have a corresponding decrease to our NAV. Any future indebtedness that we elect the fair value option for may have similar effects on our NAV as our Credit Facility and our Notes. This is expected to mitigate volatility in our earnings and NAV. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including conversion to open-end status and, accordingly, preferred stockholders could veto any such changes in addition to any ability of common and preferred stockholders, voting together as a single class, to veto such matters. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition and results of operations.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt, or other securities for which no public market exists, and for which no public market is expected to develop. If we issue shares of our common stock as a component of a unit security, we would expect the common stock to separate from the other securities in such unit after a period of time or upon occurrence of an event and to trade publicly on the NASDAQ Global Select Market, which may cause volatility in our publicly traded common stock. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

If we issue preferred stock, other debt securities, convertible debt securities or units, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities, convertible debt or units would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced or entirely eliminated. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios or other covenants which may be required by the preferred stock, debt securities, convertible debt or risk a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities, convertible debt or units. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or units may have different interests than holders of common stock and may at times have disproportionate influence over our business.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, such as the 2025 Notes, they initially will not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, our publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical or similar to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to debt redemption may have a material adverse effect on the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of an offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant exercise price is less than our NAV per share of common stock at the time of an offering, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant exercise price or NAV per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became effective in 2010. Although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act, the Dodd-Frank Act may nevertheless have a material adverse impact on the financial services industry as a whole and on our business, financial condition and results of operations. Accordingly, we are continuing to evaluate the effect the Dodd-Frank Act or implementing its regulations will have on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations or those of our portfolio companies may adversely affect our business.

We and our portfolio companies are subject to laws and regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations that govern our operations or those of our portfolio companies could have a material adverse effect on our business, financial condition and results of operations. See “Regulation” for more information.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

We are subject to risks associated with cybersecurity and cyber incidents.

Our business relies on secure information technology systems. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by the Investment Adviser and third-party service providers. We, along with our Investment Adviser, have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of the risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker or dealer quotes, if available, or at fair value as determined in good faith by our board of directors. We expect that most, if not all, of our investments (other than cash and cash equivalents) and the fair value of the Credit Facility will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC 820. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information. As a result, there will be uncertainty as to the value of our portfolio investments.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that our investment has appreciated in value. Likewise, we record unrealized depreciation if we believe that our investment has depreciated in value. We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded on our Consolidated Statements of Operations as net change in unrealized appreciation or depreciation.

All of our investments were recorded at fair value as determined in good faith by our board of directors. Our board of directors uses the services of nationally recognized independent valuation firms to aid it in determining the fair value of our investments. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially lower than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographic region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our debt maturities. Our borrowings under our Credit Facility are collateralized by the assets in our investment portfolio (excluding assets held by our SBIC Funds). A general disruption in the credit markets could result in diminished demand for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down our Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects our counterparties or us, and could materially damage our business.

We may invest in over-the-counter securities, which have and may continue to face liquidity constraints, to provide us with liquidity.

The market for over-the-counter traded securities has and may continue to experience limited liquidity and other weakness as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in senior secured debt, mezzanine debt and selected equity investments issued by U.S. and foreign middle-market companies.

1.	Senior Secured Debt: When we extend senior secured debt, which we define to include first lien debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this may not always be the case. We expect this security interest, if any, to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our debts may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a senior secured debt investment is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

2.	Mezzanine Debt: Our mezzanine debt investments, which we define to include second lien secured and subordinated debt, will generally be subordinated to senior secured debt and will generally be unsecured. Our second lien debt is subordinated debt that benefits from a collateral interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our mezzanine debt investments, such investments may be of greater risk than cash paying loans.

3.	Equity Investments: We have made and expect to continue to make select equity investments, all of which are subordinated to debt investments. In addition, when we invest in senior secured debt or mezzanine debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience. In addition, many of the equity securities in which we invest may not pay dividends on a regular basis, if at all. Furthermore, we may hold equity investments in partnerships through a taxable subsidiary for federal income tax purposes. Upon sale or exit of such investments, we may pay taxes at regular corporate tax rates, which will reduce the amount on gains or dividends available for distributions to our stockholders.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

companies may be highly leveraged, have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, more limited publicly available information, narrower product lines, more concentration of revenues from customers and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to refinance their outstanding indebtedness upon maturity.

Under the 1940 Act we may invest up to 30% of our assets in investments that are not qualifying assets for BDCs. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a BDC, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our debt and equity investments do and will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets at the time of the proposed investment, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Diversification Requirements, we do not have fixed guidelines for portfolio diversification, and our investments could be concentrated in relatively few portfolio companies or industries.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic or industry centric slowdowns or recessions and may be unable to repay debt from us during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, and any restructuring could further cause adverse effects on our business. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment. In addition, we cannot assure you that a bankruptcy court would not take actions contrary to our interests.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful transaction or business. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC tax status.

Because we do not generally hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we do not generally have controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the market value of our investments.

An investment strategy focused primarily on privately held companies, including controlled equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and intend to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and we rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and our portfolio companies may be highly leveraged.

We invest primarily in senior secured debt, mezzanine debt and equity investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, our investments, and they may be highly leveraged. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our NAV. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that has not been received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

Any investments in distressed debt may not produce income and may require us to bear large expenses in order to protect and recover our investment.

Distressed debt investments may not produce income and may require us to bear certain additional expenses in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt in which we invest will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If we participate in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our Consolidated Statements of Operations for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio, NAV or we incur a net loss for that quarter.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities of companies located outside of the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political, economic and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, economic and political developments. We may employ hedging techniques such as using our Credit Facility’s multicurrency capability to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a multicurrency credit facility in currencies selected to minimize our foreign currency exposure or, to the extent permitted by the 1940 Act and applicable commodities laws, use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our interest rate or currency positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging designed to gain from those changes in interest rates or foreign currency exposures, for instance, may also limit the opportunity for gain if the changes in the underlying positions should move against such hedges. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in worse overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by the rules of the Commodity Futures Trading Commission.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from stockholders in the future, we may issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We have in the past obtained the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock in one or more offerings for a twelve-month period, and we may attempt to obtain such approval in the future. Such approval has allowed, and may again allow, us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below NAV per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our NAV value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offerings we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering.

The determination of NAV in connection with an offering of shares of common stock will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we have previously received the consent of the majority of our common stockholders to do so and the board of directors decides such an offering is in the best interests of our common stockholders. Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (after any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage ratio requirements applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may allocate the net proceeds from any offering of our securities in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $7.66 and $7.52 on December 31, 2016 and September 30, 2016, respectively. Our NAV per share was $9.11 and $9.05 as of the same dates. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	any loss of our BDC or RIC status or any loss of our subsidiaries’ SBIC licenses;

•	changes in earnings or variations in operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general national and international economic trends and other external factors;

•	general price and volume fluctuations in the stock markets, including as a result of short sales;

•	conversion features of subscription rights, warrants or convertible debt; and

•	loss of a major funding source.

Since our initial listing on the NASDAQ Global Select Market, our shares of common stock have traded at a wide range of prices. We can offer no assurance that our shares of common stock will not display similar volatility in future periods.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under our Credit Facility or any future Credit Facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment selection criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

The SBA also limits an SBIC’s choices to invest idle funds to the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment;

•

repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less.

You may have current tax liabilities on distributions you reinvest in our common stock.

Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your income tax liabilities on the value of the common stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Distributions” for more information.

There is a risk that our common stockholders may receive our stock as distributions in which case they may be required to pay taxes in excess of the cash they receive.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the dividends declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market LLC and NYSE.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, or the Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

In addition, our bylaws exempt from the Maryland Control Share Acquisition Act, or the Control Share Acquisition Act, acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. Our bylaws require us to consult with the SEC staff before we repeal such exemption. Also, our charter provides for classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock. See “Description of our Capital Stock—Provisions of the Maryland General Corporation Law and our Charter and Bylaws.”

RISKS RELATING TO AN INVESTMENT IN OUR DEBT SECURITIES

Our Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

Our Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, our Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our Notes. As of December 31, 2016 and September 30, 2016, we had $148.1 million and $50.3 million, respectively, outstanding under the Credit Facility. The Credit Facility is secured by substantially all of the assets in our portfolio (other than assets held by our SBIC Funds), and the indebtedness under the Credit Facility is therefore effectively senior in right of payment to our Notes to the extent of the value of such assets.

Our Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

Our Notes are obligations exclusively of PennantPark Investment Corporation and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of our Notes and neither the 2019 Notes nor the 2025 Notes is required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC Funds. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of our Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of our Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, our Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of December 31, 2016 and September 30, 2016, our SBIC Funds had $225.0 million in debt commitments, of which $197.5 million was drawn. All of such indebtedness is structurally senior to our Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to our Notes.

The indenture under which our Notes were issued contains limited protection for their respective holders.

The indenture under which our Notes were issued offers limited protection to their respective holders. The terms of the indenture and our Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in our Notes. In particular, the terms of the indentures and our Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to our Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to our Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to our Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to our Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and our Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of our Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to our Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and our Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and our Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of our Notes.

An active trading market for our Notes may not develop, which could limit their market price or the ability of their respective holders to sell them. If a rating agency assigns our Notes a non-investment grade rating, they may be subject to greater price volatility than similar securities without such a rating.

We have not and do not intend to list the 2019 Notes on any securities exchange or for quotation on any automated dealer quotation system. We have listed the 2025 Notes on the NYSE. However, we cannot provide any assurances that an active trading market will develop for the 2019 Notes and 2025 Notes or that their holders will be able to sell them. Our Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. If a rating agency assigns our Notes a non-investment grade rating, they may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. We cannot assure holders of our Notes that a liquid trading market will develop for them, that holders will be able to sell their 2019 Notes and 2025 Notes at a particular time or that the price holders receive upon such sale will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for our Notes may be harmed. Accordingly, holders of our Notes may be required to bear the financial risk for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our Notes.

Any default under the agreements governing our indebtedness, including a default under our Credit Facility or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our Notes and substantially decrease their market value. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the agreements relating to our Credit Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under our Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under our Credit Facility, could proceed against the collateral securing the debt. Because our Credit Facility has, and any future debt will likely will have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under our Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under a U.S. federal tax law (commonly known as “FATCA”). This tax may apply to certain payments of interest as well as payments made upon maturity, redemption, or sale of our Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Holders of our Notes should consult their own tax advisors regarding FATCA and how it may affect their investment in our Notes.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock market;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of European sovereign debt, Brexit and other world economic and political issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through a supplemental prospectus or through reports that we in the future may file with the SEC, including reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding obligations under our Credit Facility, 2019 Notes, 2025 Notes and/or the SBA debentures, to invest in new or existing portfolio companies or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

As of December 31, 2016, we had $396.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, as set forth in the 1940 Act, and $148.1 million in borrowings outstanding under our $545.0 million Credit Facility. Borrowings under our Credit Facility bear interest at an annual rate equal to the London Interbank Offered Rate, or LIBOR or “L,” plus 225 basis points per annum. At December 31, 2016, the weighted average interest rate on the Credit Facility was 2.63%. The Credit Facility is a revolving facility with a stated maturity date of June 25, 2019 and is secured by substantially all of the assets in our investment portfolio, excluding assets of our SBIC Funds. Amounts repaid under our Credit Facility remain available for future borrowings.

As of December 31, 2016, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

As of December 31, 2016, we had $71.3 million in aggregate principal amount of 2025 Notes outstanding. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

As of December 31, 2016, our SBIC Funds had $225.0 million in debt commitments, of which $197.5 million was drawn. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. At December 31, 2016, the SBA debentures’ had a weighted average interest rate of 3.44%. The SBA debentures mature between September 2020 and September 2026. The SBA debentures are secured by all the investment portfolio assets of our SBIC Funds and have a priority claim over such assets relative to all other creditors.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding obligations under our Credit Facility, 2019 Notes, 2025 Notes and/or the SBA debentures or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” for more information.

SELECTED FINANCIAL DATA

We have derived the data below from our audited and unaudited financial data. The Consolidated Statement of Operations data, Per share data, Consolidated Statement of Assets and Liabilities data and Total returns data presented are derived from our audited and unaudited Consolidated Financial Statements. These selected financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus.

	For the three months ended December 31,		For the years ended September 30,
	2016	2015	2016	2015	2014	2013	2012
	(unaudited)
(Dollar amounts in thousands, except per share data)
Consolidated Statement of Operations data:
Total investment income	$31,869	$35,263	$142,071	$161,629	$147,936	$129,187	$113,392
Total expenses	18,372 (1)	20,080 (1)	77,997 (1)	79,371	76,608	62,189	56,323
Net investment income	15,041	16,832	70,615	82,258	71,329	66,998	57,069
Net realized and unrealized gain (loss)	9,008	(57,587)	(51,878)	(92,504)	39,655	24,780	6,284
Net increase (decrease) in net assets resulting from operations	24,049	(40,755)	18,737	(10,246)	110,983	91,778	63,353
Per share data:
Net asset value	9.11	9.02	9.05	9.82	11.03	10.49	10.22
Net investment income (2)	0.21	0.23	0.99	1.10	1.06	1.01	1.08
Net realized and unrealized gain (loss) (2)	0.13	(0.79)	(0.73)	(1.24)	0.60	0.38	0.12
Net increase (decrease) in net assets resulting from operations (2)	0.34	(0.56)	0.26	(0.14)	1.66	1.39	1.20
Distributions declared (2), (3)	0.28	0.28	1.11	1.11	1.15	1.12	1.13
Consolidated Statement of Assets and Liabilities data:
Total assets	1,385,612	1,299,520	1,238,936	1,368,778	1,411,827	1,153,327	1,018,968
Total investment portfolio	1,325,544	1,261,884	1,153,680	1,299,048	1,318,055	1,078,176	990,480
Borrowings outstanding (4)	651,706	601,479	559,589	602,865	526,668	363,900	294,452
Total net asset value	647,519	647,309	643,367	716,591	828,010	697,506	669,717
Other data:
Total return (5)	5.51%	(0.28)%	36.64%	(32.51)%	6.76%	17.37%	28.71%
Number of portfolio companies (6)	60	62	56	61	67	61	54
Yield on debt portfolio (6)	11.9%	12.2%	11.9%	12.1%	12.5%	13.0%	13.2%

(1)

Expenses net of base management fee and incentive fee waivers were for the three months ended December 31, 2016 and 2015, $16,828 and $18,432, respectively, and for the year ended September 30, 2016, $71,456.

(2)	Based on the weighted average shares outstanding for the respective periods.
(3)	The tax status of our distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP and is reported on Form 1099-DIV each calendar year.
(4)	At fair value, excluding our SBA debentures.
(5)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(6)	Unaudited, at period end.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

2017
Q1
Total investment income	$31,869
Net investment income	$15,041
Net realized and unrealized gain	$9,008
Net increase in net assets resulting from operations	$24,049
Net increase in net assets resulting from operations per common share*	$0.34
Net asset value per share at the end of the quarter	$9.11
Market value per share at the end of the quarter	$7.66

	2016
	Q4	Q3	Q2	Q1
Total investment income	$32,160	$35,540	$39,108	$35,263
Net investment income	$15,157	$17,794	$20,832	$16,832
Net realized and unrealized gain (loss)	$12,552	$10,039	$(16,882)	$(57,587)
Net increase (decrease) in net assets resulting from operations	$27,709	$27,833	$3,950	$(40,755)
Net increase (decrease) in net assets resulting from operations per common share *	$0.37	$0.39	$0.06	$(0.56)
Net asset value per share at the end of the quarter	$9.05	$8.94	$8.83	$9.02
Market value per share at the end of the quarter	$7.52	$6.83	$6.06	$6.18

	2015
	Q4	Q3	Q2	Q1
Total investment income	$39,122	$40,641	$42,661	$39,205
Net investment income	$20,031	$20,654	$22,096	$19,477
Net realized and unrealized loss	$(18,646)	$(15,718)	$(14,717)	$(43,423)
Net increase (decrease) in net assets resulting from operations	$1,385	$4,936	$7,379	$(23,946)
Net increase (decrease) in net assets resulting from operations per common share *	$0.02	$0.07	$0.10	$(0.32)
Net asset value per share at the end of the quarter	$9.82	$10.04	$10.25	$10.43
Market value per share at the end of the quarter	$6.47	$8.78	$9.05	$9.53

*	Based on the weighted average shares outstanding for the respective periods.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of senior secured debt, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured debt, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements. Our SBIC Funds’ investment management agreements do not affect the management and incentive fees on a consolidated basis. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. Our board of directors, a majority of whom are independent of us, supervises our activities, and the Investment Adviser manages our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured debt or mezzanine debt, typically have terms of three to ten years and bear interest at a fixed or a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, our investments provide for deferred interest payments and PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and accreted or amortized using the effective interest method as interest income or, in the case of deferred financing cost, as interest expenses. We record prepayment penalties on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees on undrawn amounts under our various debt facilities. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any exchange listing fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the 1958 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

The SEC requires that estimated “Total Annual Expenses” be calculated as a percentage of net assets in the chart on page [6] of this prospectus rather than as a percentage of total assets. Total assets include assets that have been funded with borrowed money (leverage). For reference, the chart below illustrates our “Total Estimated Annual Expenses” as a percentage of average total assets:

Estimated Annual Expenses (as a Percentage of Average Total Assets)(1)

Base management fees	1.68%(2)

Incentive fees	0.92%(3)
Interest payments on borrowed funds	2.19%(4)
Other expenses	0.65%(5)

Total estimated annual expenses	5.44%(6)

(1)	Average Total Assets equals average adjusted gross assets as of December 31, 2016.

(2)	The contractual management fee is calculated at an annual rate of 2.00% of our average adjusted gross assets. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(3)	The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the three months ended December 31, 2016 annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the three months ended December 31, 2016. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016, the incentive fee ratio before the waiver was 1.10%. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(4)	As of December 31, 2016, we had $396.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act. As of such date, we had $148.1 million in borrowings outstanding under our $545.0 million Credit Facility, $71.3 million in aggregate principal of 2025 Notes at an annual interest rate of 6.25% and $250.0 million in aggregate principal of 2019 Notes at an annual interest rate of 4.50%. As of December 31, 2016, our SBIC Funds had debenture commitments from the SBA in the amount of $225.0 million had $197.5 million outstanding with a weighted average interest rate of 3.44%, exclusive of the 3.43% of upfront fees, and had $27.5 million remaining unused borrowing capacity subject to customary regulatory requirements. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense incurred for the quarter ended December 31, 2016 annualized for a full year and amendment costs, if any, and we caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.

(5)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.

(6)	The table above is intended to assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear as a percentage of our average gross assets as of December 31, 2016. However, we caution you that these percentages are estimates and may vary with changes in the market value of our investments, the amount of equity capital raised and used to invest in portfolio companies and changes in the level of expenses as a percentage of our gross assets. We may borrow money to leverage our net assets and increase our total assets and such leverage will affect both the total annual expenses and gross assets used in deriving the ratios in the above table. Thus, any differences in the estimated expenses and the corresponding level of average asset balances will affect the estimated percentages and those differences could be material.

PORTFOLIO AND INVESTMENT ACTIVITY

As of December 31, 2016, our portfolio totaled $1,325.5 million and consisted of $522.2 million of senior secured debt, $442.9 million of second lien secured debt, $206.7 million of subordinated debt and $153.7 million of preferred and common equity.Our debt portfolio consisted of 81% variable-rate investments (including 74% with a floor) and 19% fixed-rate investments. As of December 31, 2016, we had two companies on non-accrual, representing 1.1% and 0.3% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized depreciation of $74.9 million as of December 31, 2016. Our overall portfolio consisted of 60 companies with an average investment size of $22.1 million, had a weighted average yield on interest bearing debt investments of 11.9% and was invested 39% in senior secured debt, 33% in second lien secured debt, 16% in subordinated debt and 12% in preferred and common equity.

As of September 30, 2016, our portfolio totaled $1,153.7 million and consisted of $397.1 million of senior secured debt, $425.4 million of second lien secured debt, $177.6 million of subordinated debt and $153.6 million of preferred and common equity. Our debt portfolio consisted of 78% variable-rate investments (including 72% with a floor) and 22% fixed-rate investments. As of September 30, 2016, we had four companies on non-accrual, representing 5.3% and 2.8% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized depreciation of $100.3 million as of September 30, 2016. Our overall portfolio consisted of 56 companies with an average investment size of $20.6 million, had a weighted average yield on interest bearing debt investments of 11.9% and was invested 35% in senior secured debt, 37% in second lien secured debt, 15% in subordinated debt and 13% in preferred and common equity.

As of December 31, 2015, our portfolio totaled $1,261.9 million and consisted of $477.2 million of senior secured debt, $481.6 million of second lien secured debt, $173.1 million of subordinated debt and $130.0 million of preferred and common equity. Our debt portfolio consisted of 75% variable-rate investments (including 69% with a floor) and 25% fixed-rate investments. As of December 31, 2015, we had three companies on non-accrual, representing 5.4% and 1.2% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized depreciation of $165.1 million as of December 31, 2015. Our overall portfolio consisted of 62 companies with an average investment size of $20.4 million, had a weighted average yield on debt investments of 12.2% and was invested 38% in senior secured debt, 38% in second lien secured debt, 14% in subordinated debt and 10% in preferred and common equity.

As of September 30, 2015, our portfolio totaled $1,299.0 million and consisted of $399.2 million of senior secured debt, $612.5 million of second lien secured debt, $182.5 million of subordinated debt and $104.8 million of preferred and common equity. Our debt portfolio consisted of 71% variable-rate investments (including 65% with a floor) and 29% fixed-rate investments. As of September 30, 2015, we had four companies on non-accrual, representing 9.4% and 5.5% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized depreciation of $125.2 million as of September 30, 2015. Our overall portfolio consisted of 61 companies with an average investment size of $21.3 million, had a weighted average yield on interest bearing debt investments of 12.1% and was invested 31% in senior secured debt, 47% in second lien secured debt, 14% in subordinated debt and 8% in preferred and common equity.

For the three months ended December 31, 2016, we invested $229.2 million in nine new and seven existing portfolio companies with a weighted average yield on debt investments of 11.2%. Sales and repayments of investments for the three months ended December 31, 2016 totaled $64.2 million.

For the three months ended December 31, 2015, we invested $130.3 million in four new and six existing portfolio companies with a weighted average yield on debt investments of 11.9%. Sales and repayments of investments for the three months ended December 31, 2015 totaled $108.1 million.

For the fiscal year ended September 30, 2016, we invested $330.6 million of investments in four new and 25 existing portfolio companies with a weighted average yield on debt investments of 11.9%. Sales and repayments of investments for the year ended September 30, 2016 totaled $439.7 million.

For the fiscal year ended September 30, 2015, we invested $461.3 million of investments in 11 new and 30 existing portfolio companies with a weighted average yield on debt investments of 12.1%. Sales and repayments of investments for the year ended September 30, 2015 totaled $390.5 million.

For the fiscal year ended September 30, 2014, we invested $795.1 million of investments in 21 new and 30 existing portfolio companies with a weighted average yield on debt investments of 12.4%. Sales and repayments of investments for the year ended September 30, 2014 totaled $625.6 million.

CRITICAL ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Investment Valuations

We expect that there may not be readily available market values for many of our investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this prospectus. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

In addition to using the above inputs in cash equivalents, investments, our Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our Notes. We elected to use the fair value option for the Credit Facility and our Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred $0 relating to debt issuance costs during each of the three months ended December 31, 2016 and 2015 and $0, $0 and $8.3 million relating to debt issuance costs for the years ended September 30, 2016, 2015 and 2014, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility and our Notes are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the three months ended December 31, 2016 and 2015, our Credit Facility and our Notes had a net change in unrealized depreciation of $5.8 million and $7.7 million, respectively. For the fiscal years ended September 30, 2016, 2015 and 2014, our Credit Facility and our Notes had a net change in unrealized depreciation (appreciation) of $3.7 million, $1.7 million and $(3.0) million, respectively. As of December 31, 2016, September 30, 2016 and 2015, net unrealized depreciation on our Credit Facility and our Notes totaled $11.1 million, $5.2 million and $1.5 million, respectively. We use a nationally recognized independent valuation service to fair value our Credit Facility and our 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value investments. Our 2025 Notes trade on the NYSE under the ticker “PNTA” and we use the closing price on the exchange to determine their fair value.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in fair values of our portfolio investments, our Credit Facility and our Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind Interest or PIK

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. For us to maintain our ability to be treated as a RIC for federal income tax purposes, substantially all of this income must be paid out to stockholders in the form of dividends for U.S. federal income tax purposes, even though we may not have collected any cash with respect to interest on PIK securities.

Federal Income Taxes

          We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements. We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders out of assets legally available for distribution of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on maintaining our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their appropriate tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

We have formed and expect to continue to form certain Taxable Subsidiaries, which are subject to tax as corporations. These Taxable Subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while allowing us to maintain our ability to qualify as a RIC under the Code.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three months ended December 31, 2016 and 2015.

Investment Income

Investment income for the three months ended December 31, 2016 was $31.9 million and was attributable to $13.2 million from senior secured debt, $12.7 million from second lien secured debt, $4.9 million from subordinated debt and $1.1 million from preferred and common equity, respectively. Investment income for the three months ended December 31, 2015 was $35.3 million and was attributable to $12.9 million from senior secured debt, $17.4 million from second lien secured debt and $5.0 million from subordinated debt, respectively. The decrease in investment income compared with the same period in the prior year was primarily due to a lower yielding portfolio.

Expenses

Net expenses for the three months ended December 31, 2016 totaled $16.8 million. Base management fee for the same period totaled $5.3 million (after a base management fee waiver of $1.0 million), incentive fee totaled $2.9 million (after an incentive fee waiver of $0.5 million), debt related interest and expenses totaled $6.7 million, general and administrative expenses totaled $1.5 million and provision for taxes totaled $0.4 million. Net expenses for the three months ended December 31, 2015 totaled $18.4 million. Base management fee for the same period totaled $5.5 million (after a base management fee waiver of $1.0 million), incentive fee totaled $3.2 million (after an incentive fee waiver of $0.6 million), debt related interest and expenses totaled $6.7 million, general and administrative expenses totaled $1.7 million and provision for taxes totaled $1.3 million. The decrease in expenses compared with the same period in the prior year was primarily due to lower taxes.

Net Investment Income

Net investment income totaled $15.0 million, or $0.21 per share, for the three months ended December 31, 2016, and $16.8 million, or $0.23 per share, for the three months ended December 31, 2015. The decrease in net investment income compared to the same period in the prior year was primarily due to the lower yielding portfolio.

Net Realized Gains or Losses

Sales and repayments of investments for the three months ended December 31, 2016 totaled $64.2 million and realized losses totaled $22.2 million. Sales and repayments of investments totaled $108.1 million and realized losses totaled $25.4 million for the three months ended December 31, 2015. The change in realized gains/losses was primarily due to changes in the market conditions of our investments and the values at which they were realized.

Unrealized Appreciation or Depreciation on Investments, Credit Facility and our Notes

For the three months ended December 31, 2016 and 2015, we reported net unrealized appreciation (depreciation) on investments of $25.4 million and $(39.9) million, respectively. As of December 31, 2016 and September 30, 2016, our net unrealized depreciation on investments totaled $74.9 million and $100.3 million, respectively. The net change in unrealized appreciation (depreciation) on our investments was driven primarily by changes in the capital market conditions, the financial performance of certain portfolio companies and the reversal of unrealized depreciation (appreciation) of investments that were realized.

For the three months ended December 31, 2016 and 2015, we reported net unrealized depreciation on our Credit Facility and our Notes of $5.8 million and $7.7 million, respectively. The change compared with the same period in the prior year was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $24.0 million, or $0.34 per share, for the three months ended December 31, 2016. This compares to a net change in net assets resulting from operations of $(40.8) million, or $(0.56) per share, for the three months ended December 31, 2015. The increase in the net change in net assets from operations compared with the same period in the prior year was primarily due to the continued growth of our portfolio and appreciation of our investments.

RESULTS OF OPERATIONS

Set forth below are our results of operations for the fiscal years ended September 30, 2016, 2015 and 2014.

Investment Income

Investment income for the fiscal year ended September 30, 2016 was $142.1 million and was attributable to $59.9 million from senior secured debt, $60.5 million from second lien secured debt, $20.9 million from subordinated debt and $0.8 million from preferred and common equity. The decrease in investment income over the prior year was primarily due to a reduction of our portfolio at cost.

Investment income for the fiscal year ended September 30, 2015 was $161.6 million and was attributable to $54.3 million from senior secured debt, $71.1 million from second lien secured debt, $29.8 million from subordinated debt and $6.4 million from preferred and common equity. The increase in investment income over the prior year was primarily due to the growth of our portfolio at cost.

Investment income for the fiscal year ended September 30, 2014 was $147.9 million and was attributable to $43.0 million from senior secured debt, $55.2 million from second lien secured debt, $46.4 million from subordinated debt and $3.3 million from preferred and common equity.

Expenses

Net expenses for the fiscal year ended September 30, 2016 totaled $71.5 million. Base management fee for the same period totaled $20.9 million (after a base management fee waiver of $4.0 million), incentive fee totaled $13.5 million (after an incentive fee waiver of $2.5 million), debt related interest and expenses totaled $27.6 million, general and administrative expenses totaled $7.1 million and provision for taxes totaled $2.4 million. The decrease in expenses over the prior year was primarily due to the Management Fees waiver and a smaller portfolio size partially offset by higher taxes.

Expenses for the fiscal year ended September 30, 2015 totaled $79.4 million. Base management fee for the same period totaled $26.7 million, incentive fee totaled $20.6 million, debt related interest and expenses totaled $26.4 million and general and administrative expenses totaled $5.7 million. The increase in expenses over the prior year was primarily due to increased borrowing costs, base management fee and incentive fee as a result from the growth of our portfolio.

Expenses for the fiscal year ended September 30, 2014 totaled $76.6 million. Base management fee for the same period totaled $24.3 million, incentive fee totaled $17.8 million, debt related interest and expenses totaled $28.6 million (including $8.3 million associated with the 2019 Notes and expansion of our Credit Facility), general and administrative expenses totaled $5.8 million and taxes of $0.1 million.

Net Investment Income

Net investment income totaled $70.6 million or $0.99 per share, $82.3 million or $1.10 per share and $71.3 million or $1.06 per share for the fiscal years ended September 30, 2016, 2015 and 2014, respectively. The decrease in net investment income per share for fiscal year ended September 30, 2016 compared to the prior year was primarily due to the repayments of higher yielding investments.

Net Realized Gains or Losses

Sales and repayments of investments for the fiscal years ended September 30, 2016, 2015 and 2014 totaled $439.7 million, $390.5 million and $625.6 million, respectively, and net realized (losses) gains totaled $(80.5) million, $30.1 million and $30.2 million, respectively. The increase in realized losses for fiscal year ended September 30, 2016 compared to the prior year was primarily due to certain portfolio companies sales or restructurings.

Unrealized Appreciation or Depreciation on Investments, Credit Facility and our Notes

Net unrealized appreciation (depreciation) on investments totaled $24.9 million, $(124.3) million and $12.5 million for the fiscal years ended September 30, 2016, 2015 and 2014, respectively. Net unrealized depreciation (appreciation) on our Credit Facility and our Notes totaled $3.7 million, $1.7 million and $(3.0) million for the same periods, respectively. The net change in unrealized appreciation (depreciation) on our investments for fiscal year ended September 30, 2016 compared to the prior year was driven primarily by changes in the capital market conditions, financial performance of certain portfolio companies, and the reversal of unrealized depreciation (appreciation) of investments sold or restructured. The change in unrealized (appreciation) depreciation on the Credit Facility and our Notes for fiscal year ended September 30, 2016 compared to the prior year was due to the fluctuating interest rate environment.

Net Change in Net Assets Resulting From Operations

Net change in net assets resulting from operations totaled $18.7 million or $0.26 per share, $(10.2) million or $(0.14) per share and $111.0 million or $1.66 per share for the fiscal years ended September 30, 2016, 2015 and 2014, respectively. The increase in the net change in net assets from operations for fiscal year ended September 30, 2016 compared to the prior year was primarily due to the change in portfolio investment values offset by higher net investment income.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived primarily from proceeds of securities offerings, debt capital and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our debt capital and proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

As of December 31, 2016, we had a $545 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of December 31, 2016, September 30, 2016 and 2015, there was $148.1 million, $50.3 million and $136.9 million (including a temporary draw of $30.0 million), respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate of 2.63%, 2.76% and 3.07% as of December 31, 2016, September 30, 2016 and 2015, respectively, exclusive of the fee on undrawn commitments. The annualized weighted average cost of debt for the three months ended December 31, 2016 and 2015, inclusive of the fee on the undrawn commitment on the Credit Facility and upfront fees on SBA debentures, was 4.51% and 4.50%, respectively. The annualized weighted average cost of debt for the years ended September 30, 2016, 2015 and 2014, inclusive of the fee on the undrawn commitment on the Credit Facility and upfront fees on SBA debentures was 4.35%, 4.54% and 3.85%, respectively. The Credit Facility is a five-year revolving facility with a stated maturity date of June 25, 2019, a one-year term-out period following its fourth year and pricing is set at 225 basis points over LIBOR. As of December 31, 2016, September 30, 2016 and 2015, we had $396.9 million, $494.7 million and $408.1 million of unused borrowing capacity under our Credit Facility, respectively, subject to the regulatory restrictions. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

For a complete list of covenants contained in the Credit Facility, see our Form 8-K filed on June 30, 2014 and the Credit Facility agreement filed as Exhibit 99.2 thereto and incorporated by reference herein. As of December 31, 2016, we were in compliance with the terms of our Credit Facility.

In September 2014, we issued $250.0 million in aggregate principal amount of 2019 Notes, for net proceeds of $245.5 million after underwriting discounts and offering costs. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Please see our base indenture filed as Exhibit (d)(8) to our post effective amendment filed on January 22, 2013, or the Base Indenture, and the supplemental indenture filed as Exhibit (d)(11) in our post-effective amendment filed on September 23, 2014, for more information.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Please see our Base Indenture and the supplemental indenture filed as Exhibit (d)(9) to our post-effective amendment filed on January 22, 2013 for more information.

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA, among other sources. Any future additional debt capital we incur, to the extent it is available, may be issued at a higher cost and on less favorable terms and conditions than our current Credit Facility, SBA debentures or our Notes. Furthermore, our Credit Facility availability depends on various covenants and restrictions. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate or strategic purposes such as our stock repurchase program.

On May 6, 2015, we announced a share repurchase plan which allowed us to repurchase up to $35.0 million of our outstanding common stock in the open market at prices below our net asset value as reported in our then most recently published consolidated financial statements. The program expired on May 6, 2016. For the three months ended December 31, 2016 and the fiscal years ended September 30, 2016 and 2015, we repurchased zero, 1.9 million and 2.1 million shares of common stock in open market transactions for an aggregate cost (including transaction costs) of zero, $12.2 and $17.9 million, respectively. For the fiscal year ended September 30, 2014, we did not have a repurchase plan in place.

For the three months ended December 31, 2016 and the fiscal years ended September 30, 2016 and 2015, we did not complete any equity offerings. This compares to the sale of 8.5 million shares of our common stock, resulting in net proceeds of $95.4 million for the fiscal year ended September 30, 2014. Any decision to sell shares below the then current NAV per share of our common stock is subject to stockholder approval and a determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests. Any sale or other issuance of shares of our common stock at a price below NAV per share results in immediate dilution to our stockholders’ interests in our common stock and a reduction in our NAV per share.

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and it had SBA debentures outstanding of $150 million as of December 31, 2016. We have funded SBIC II with $52.5 million of equity capital and it had SBA debentures outstanding of $47.5 million and commitments from the SBA for another $27.5 million of debentures as of December 31, 2016. As of December 31, 2016, 5.4% and 3.8% of our assets were invested in SBIC LP and SBIC II, respectively. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow a maximum of $150 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

As of December 31, 2016, September 30, 2016 and 2015, our SBIC Funds had $225.0 million in debt commitments, of which $197.5 million, $197.5 million and $150.0 million was drawn, respectively. As of December 31, 2016, September 30, 2016 and 2015, the unamortized fees on the SBA debentures was $4.1 million $4.3 million and $3.7 million, respectively. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures as of December 31, 2016 were as follows:

Issuance Dates	Maturity	Fixed All-in coupon rate(1), (2)	As of December 31, 2016 and September 30, 2016 Principal Balance	As of September 30, 2015 Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000	105,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000	—
September 21, 2016	September 1, 2026	2.41	25,000,000	—

Weighted Average Rate / Total		3.44%	$197,500,000	$150,000,000

(1)	Excluding 3.43% of upfront fees.
(2)	As of September 30, 2015, the fixed all-in coupon rate was 3.70%.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of December 31, 2016, our SBIC Funds were in compliance with their regulatory requirements.

In accordance with the 1940 Act, with certain limited exceptions, PennantPark Investment is only allowed to borrow amounts such that our asset coverage ratio is met after such borrowing. As of December 31, 2016, September 30, 2016 and September 30, 2015, we excluded the principal amounts of our SBA debentures from our asset coverage ratio pursuant to SEC exemptive relief. In 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage ratio requirement to exclude the SBA debentures from the calculation. Accordingly, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200% which, while providing increased investment flexibility, also increases our exposure to risks associated with leverage.

At December 31, 2016, September 30, 2016 and September 30, 2015, we had cash and cash equivalents of $45.3 million, $75.6 million and $49.6 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $108.3 million for the three months ended December 31, 2016, and our financing activities provided cash of $77.9 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily for net borrowings under our Credit Facility.

Our operating activities used cash of $0.9 million for the three months ended December 31, 2015, and our financing activities used cash of $22.7 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities used cash primarily for our stock repurchase plan.

Our operating activities provided cash of $157.7 million for the fiscal year ended September 30, 2016, and our financing activities used cash proceeds of $132.7 million for the same period. Our operating activities provided cash primarily from sales and repayments on our investments and our financing activities used cash primarily for net repayments on our Credit Facility and our stock repurchase program.

Our operating activities provided cash of $3.0 million for the fiscal year ended September 30, 2015, and our financing activities used cash proceeds of $20.1 million for the same period. Our operating activities provided cash primarily from sales and repayments on our investments and our financing activities used cash primarily for our stock repurchase program and to repay certain amounts under our Credit Facility.

Our operating activities used cash of $172.5 million for the fiscal year ended September 30, 2014, and our financing activities provided cash proceeds of $180.9 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from the issuance of the 2019 Notes, our equity offering and net draws under the Credit Facility.

Contractual Obligations

A summary of our significant contractual payment obligations as of December 31, 2016, including borrowings under our various debt facilities and other contractual obligations, are as follows:

	Payments due by period (in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$148.1	$—	$148.1	$—	$—
SBA debentures	197.5	—	—	150.0	47.5
2019 Notes	250.0	—	250.0	—	—
2025 Notes	71.3	—	—	—	71.3

Total debt outstanding(1)	666.9	—	398.1	150.0	118.8
Unfunded investments(2)	7.6	—	—	6.5	1.1

Total contractual obligations	$674.5	$—	$398.1	$156.5	$119.9

(1)

The annualized weighted average cost of debt as of December 31, 2016, excluding debt issuance costs, was 3.96% exclusive of the fee on the undrawn commitment on the Credit Facility and 3.43% of upfront fees on SBA debentures.

(2)	Unfunded debt and equity investments are disclosed in the Consolidated Schedule of Investments and Note 11 of our Consolidated Financial Statements.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2017, PennantPark Investment Advisers serves as our Investment Adviser. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements with us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our average adjusted gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2017, PennantPark Investment Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements, which are intended to have no effect on the consolidated administration fee. If requested to provide managerial assistance to our portfolio companies, we or the Administrator will be paid an additional amount based on the services provided. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements other than our funding requirements for the unfunded investments described above.

Distributions

In order to be treated as a RIC for federal income tax purposes and to not be subject to corporate-level tax on undistributed income or gains, we are required, under Subchapter M of the Code, to annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

During the three months ended December 31, 2016 and 2015, we declared distributions of $0.28 per share for each period for total distributions of $19.9 million and $20.1 million, respectively. During the fiscal years ended September 30, 2016, 2015 and 2014, we declared distributions of $1.12 per share each year for total distributions of $79.8 million, $83.3 million and $76.9 million, respectively. We monitor available net investment income to determine if a return of capital for taxation purposes may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, common stockholders will be notified of the portion of those distributions deemed to be a return of capital. Tax characteristics of all distributions will be reported to stockholders subject to information reporting on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by the board of directors.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of December 31, 2016, our debt portfolio consisted of 81% variable-rate investments (including 74% with a floor) and 19% fixed-rate investments. The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates since it has no floor.

Assuming that the most recent Consolidated Statements of Assets and Liabilities was to remain constant, and no actions were taken to alter the interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (in thousands)	Change In Interest Income, Net Of Interest Expense Per Share
Up 1%	$3,999	$0.06
Up 2%	$12,093	$0.17
Up 3%	$20,187	$0.28
Up 4%	$28,281	$0.40

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statements of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate and foreign currency fluctuations by using standard hedging instruments such as futures, options and forward contracts or our Credit Facility subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates and foreign currencies, they may also limit our ability to participate in benefits of lower interest rates or higher exchange rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus, we did not engage in interest rate hedging activities.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2016 (unaudited) and September 30, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 is from our Consolidated Financial Statements, which has been audited by an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2),(3)	Average Market Value Per Unit(4)
Credit Facility, 2019 Notes and 2025 Notes
Fiscal 2017 (As of December 31, 2016; unaudited)	$469,369	$2,412	$25.09
Fiscal 2016	$371,590	$2,756	$24.68
Fiscal 2015	$458,114	$2,569	$25.13
Fiscal 2014	$376,476	$3,198	$24.51
Fiscal 2013	$216,750	$4,261	$24.79
Fiscal 2012	$145,000	$5,636	N/A
Fiscal 2011	$240,900	$2,937	N/A
Fiscal 2010(5)	$247,600	$2,655	N/A
Fiscal 2009	$225,100	$2,713	N/A
Fiscal 2008	$202,000	$2,043	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	These amounts exclude SBIC LP’s SBA debentures from our total amount outstanding and asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.
(4)	The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit.
(5)	This amount includes SBIC LP’s SBA debentures in the total amount outstanding and our asset coverage per unit computation.

RATIO OF EARNINGS TO FIXED CHARGES

For the three months ended December 31, 2016 and for the years ended September 30, 2016, 2015, 2014, 2013 and 2012, the ratios of earnings to fixed charges were as follows:

Dollars in thousands	For the Three Months Ended December 31,	For the Years Ended September 30,
	2016	2016	2015	2014	2013	2012
Earnings(1)
Net investment income (after taxes)	$15,041	$70,615	$82,258	$71,329	$66,998	$57,069
Add: Net realized gain (losses) gains on investments	(22,195)	(80,531)	30,111	30,235	17,687	(12,798)
Add: Net change in unrealized appreciation (depreciation)	31,203	28,653	(122,615)	9,420	7,092	19,082

Total Earnings	$24,049	$18,737	$(10,246)	$110,983	$91,778	$63,353

Fixed Charges
Interest and expenses on debt	$6,736	$27,601	$26,355	$20,261	$15,384	$11,681

Ratio of Total Earnings to Fixed Charges	3.6	0.7	(0.4)	5.5	6.0	5.4
Ratio of Net Investment Income to Fixed Charges	2.2	2.6	3.1	3.5	4.4	4.9

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PNNT.” The following table lists the high and low closing sale prices for our common stock, the closing sale prices as a premium or (discount) to our NAV and quarterly distributions per share since October 1, 2014. On March 17, 2017, the last reported closing price of our common stock was $8.07 per share.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period	NAV(1)		High	Low

Fiscal Year Ending September 30, 2017
Second quarter (As of March 17, 2017)	$	N/A	$8.58	$7.71	N/A %	N/A %	$0.18	(3)
First quarter		9.11	8.04	7.08	(12)	(22)	0.28
Fiscal Year Ended September 30, 2016
Fourth quarter		9.05	8.16	6.88	(10)	(24)	0.28
Third quarter		8.94	6.83	6.10	(24)	(32)	0.28
Second quarter		8.83	6.43	4.95	(27)	(44)	0.28
First quarter		9.02	7.31	6.00	(19)	(33)	0.28
Fiscal Year Ended September 30, 2015
Fourth quarter		9.82	8.69	6.37	(12)	(35)	0.28
Third quarter		10.04	9.70	8.78	(3)	(13)	0.28
Second quarter		10.25	9.77	8.17	(5)	(20)	0.28
First quarter		10.43	11.09	9.01	6	(14)	0.28

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.
(3)	Includes a dividend of $0.18 per share payable April 3, 2017 to stockholders of record as of March 22, 2017.

Shares of BDCs may trade at a market price both above and below the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $7.66 and $7.52 as of December 31, 2016 and September 30, 2016, respectively. Our NAV per share was $9.11 and $9.05 as of December 31, 2016 and September 30, 2016, respectively. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below our NAV in the future. As of December 31, 2016, we had 12 stockholders of record.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us and our SBIC Funds, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of PennantPark Investment or from the offering of common stock at premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A (dilution)/accretion per share divided by investment per share	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.90%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (dilution)/accretion to stockholder A (dilution)/ accretion per share divided by investment per share	—	—	(0.20)%	—	4.65%	—	20.41%

DISTRIBUTIONS

We intend to continue making quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders. The following table reflects the cash distributions per share that we have declared on our common stock since October 1, 2014:

Record Dates	Payment Dates	Distributions Declared
Fiscal Year Ending September 30, 2017
March 22, 2017	April 3, 2017	$0.18
December 22, 2016	January 3, 2017	0.28

Total		$0.46
Fiscal Year Ended September 30, 2016
September 21, 2016	October 3, 2016	$0.28
June 20, 2016	July 1, 2016	0.28
March 18, 2016	April 1, 2016	0.28
December 24, 2015	January 4, 2016	0.28

Total		$1.12

Fiscal Year Ended September 30, 2015
September 21, 2015	October 1, 2015	$0.28
June 15, 2015	July 1, 2015	0.28
March 20, 2015	April 1, 2015	0.28
December 19, 2014	January 2, 2015	0.28

Total		$1.12

In January 2017, a Form 1099-DIV was sent to stockholders subject to information reporting that will state the amount and composition of distributions and provide information with respect to appropriate tax treatment of our distributions.

The tax characteristics of distributions declared, in accordance with Section 19(a) of the 1940 Act, during the fiscal years ended September 30, 2016 and 2015 from ordinary income totaled $58.1 million and $83.3 million, or $0.81 and $1.11 per share, respectively, based on weighted average shares outstanding for the respective periods. Additionally, for the fiscal year ended September 30, 2016, we had long-term capital gain distributions of $21.7 million, or $0.30 per share, based on weighted average shares outstanding.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain minimum percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax status. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Sale of Unregistered Securities

We did not engage in any sales of unregistered securities during the three months ended December 31, 2016 and the fiscal years ended September 30, 2016, 2015 and 2014, respectively.

BUSINESS

PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of senior secured debt, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured debt, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and, are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act, in 2010 and 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised approximately $3.0 billion in debt and equity capital and has invested $6.0 billion in 430 companies with over 170 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•

We believe middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield debt securities from time to time.

•

We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

•

We believe that credit market dislocation for middle-market companies improves the risk-reward on our investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured debt and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors.

•

We believe there is a substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and from time to time the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with lack of demand offers attractive risk-reward to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

a)	Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. We are able to provide value-added customized financial solutions to middle-market companies as a result of specialized due diligence, underwriting capabilities and more extensive ongoing monitoring required as lender.

b)	Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c)	Ability to Source and Evaluate Transactions through our Investment Adviser’s Proactive, Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d)	Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-reward. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate consistent positive risk-adjusted returns.

We believe that the in-depth experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment opportunity.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We maintain a multi-currency $545.0 million Credit Facility which matures in June 2019, and is secured by substantially all of our investment portfolio assets (excluding the assets of our SBIC Funds), under which we had $148.1 million and $50.3 million, respectively, outstanding borrowings with a weighted average interest rate of 2.63% and 2.76% as of December 31, 2016 and September 30, 2016, respectively, excluding the undrawn commitment fees of 0.375%. Pricing of borrowings under our current Credit Facility is set at 225 basis points over LIBOR. As of December 31, 2016 and September 30, 2016, we had $396.9 million and $494.7 million, respectively, of unused borrowing capacity under our Credit Facility subject to regulatory restrictions. We believe that our capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 60% and 80% of our net assets.

As of December 31, 2016 and September 30, 2016, our SBIC Funds had $225 million in debt commitments, of which $197.5 million was drawn, with a weighted average interest rate of 3.44% for each period, exclusive of 3.43% of upfront fees. The SBA debentures mature between September 2020 and September 2026. SBA debentures offer competitive terms such as being non-recourse to us, a 10-year maturity, semi-annual interest payments, not requiring principal payments prior to maturity and may be prepaid at any time without penalty. The SBA debentures are secured by all the investment portfolio assets of our SBIC Funds and have a priority claim over such assets relative to all other creditors. See “Regulation” for more information.

As of December 31, 2016 and September 30, 2016, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes accrues at a rate of 4.50% per year and is paid semi-annually. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

As of December 31, 2016 and September 30, 2016, we had $71.3 million in aggregate principal amount of 2025 Notes outstanding. Interest on the 2025 Notes accrues at a rate of 6.25% per year and is paid quarterly. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policy Overview

We seek to create a diversified portfolio that includes senior secured debt, mezzanine debt and, to a lesser extent, equity by targeting an investment size of $10 million to $50 million in securities, on average, of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of senior secured debt, mezzanine debt and, to a lesser extent, equity investments in qualifying assets such as private, or thinly traded or small market-capitalization, U.S. middle market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or have a market capitalization of greater than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. We may acquire investments in the secondary market. See “Regulation—Qualifying Assets” and “Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our securities. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our securities.

Senior Secured Debt

Structurally, senior secured debt (which we define to include first lien debt) ranks senior in priority of payment to mezzanine debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to mezzanine debt, senior secured debt generally earns a lower return than mezzanine debt. In some cases senior secured lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Mezzanine Debt

Structurally, mezzanine debt (which we define to include second lien secured debt and subordinated debt) usually ranks subordinate in priority of payment to senior secured debt. Our second lien secured debt is subordinated debt that benefits from a security interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. Mezzanine debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to senior secured debt, mezzanine debt generally earns a higher return than senior secured debt. In many cases mezzanine investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment opportunities and to structure investments efficiently and effectively.

a)	Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages, for example, in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b)	Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c)	Proven management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d)	Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be trusted financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e)	Investments in different borrowers, industries and geographies

The Investment Adviser seeks to invest our assets broadly among portfolio companies, across industries and geographic regions. The Investment Adviser believes that this approach may reduce the risk that a downturn in any one portfolio company, industry or geographic region will have a disproportionate impact on the value of our portfolio, although we are permitted to be non-diversified under the 1940 Act.

f)	Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. The Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, the Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence in evaluating new investment targets. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence may include:

•	review of historical and prospective financial information;

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence on a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. Rather, they are employees of and receive compensation from our Investment Adviser.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that portfolio company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate with these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our senior secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, our mezzanine debt investments have maturities of three to ten years. Mezzanine debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or PIK payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus of preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may exit certain investments earlier when a liquidity event, such as the sale or refinancing of a portfolio company, takes place. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plan and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of periodic financial statements and financial projections for portfolio companies.

The Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and capital requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Managerial assistance

We offer managerial assistance to our portfolio companies. As a BDC, we are required to make available such managerial assistance within the meaning of Section 55 of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Portfolio

Our principal investment focus is to provide senior secured debt and mezzanine debt to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the Investment Adviser has invested:

•  Aerospace and Defense

•  Auto Sector

•  Beverage, Food and Tobacco

•  Broadcasting and Entertainment

•  Buildings and Real Estate

•  Building Materials

•  Business Services

•  Cable Television

•  Capital Equipment

•  Cargo Transportation

•  Chemicals, Plastics and Rubber

•  Communications

•  Consumer Products

•  Consumer Services

•  Containers Packaging & Glass

•  Distribution

•  Diversified/Conglomerate Manufacturing

•  Diversified/Conglomerate Services

•  Diversified Natural Resources, Precious Metals and Minerals

•  Education

•  Electronics

•  Energy/Utilities

•  Environmental Services

•  Financial Services

•  Grocery

•  Healthcare, Education and Childcare

•  High Tech Industries

•  Home & Office Furnishings, Housewares & Durable Consumer Products

•  Hotels, Motels, Inns and Gaming

•  Insurance

•  Leisure, Amusement, Motion Picture, Entertainment

•  Logistics

•  Manufacturing/Basic Industries

•  Media

•  Mining, Steel, Iron and Non-Precious Metals

•  Oil and Gas

•  Other Media

•  Personal, Food and Miscellaneous Services

•  Printing and Publishing

•  Retail

•  Wholesale

Listed below are our top ten portfolio companies and industries represented as a percentage of our consolidated portfolio assets (excluding cash equivalents) as of:

Portfolio Company	December 31, 2016
Parq Holdings Limited Partnership	6%
RAM Energy LLC	5
Pre-Paid Legal Services, Inc.	5
Affinion Group Holdings, Inc.	5
Jacobs Entertainment, Inc.	4
ETX Energy, LLC	3
Novitex Acquisition, LLC	3
Sunborn Oy, Sunborn Saga Oy	3
Cascade Environmental LLC	3
Acre Operating Company, LLC	3

Portfolio Company	September 30, 2016
Parq Holdings Limited Partnership	7%
RAM Energy LLC	6
Affinion Group Holdings, Inc.	5
Pre-Paid Legal Services, Inc.	5
Jacobs Entertainment, Inc.	4
Novitex Acquisition, LLC	4
Cascade Environmental LLC	3
ETX Energy, LLC (f/k/a New Gulf Resources, LLC)	3
Howard Berger Co. LLC	3
LSF9 Atlantis Holdings, LLC	3

Industry	December 31, 2016
Hotels, Motels, Inns and Gaming	17%
Consumer Products	8
Personal, Food and Miscellaneous Services	7
Business Services	6
Aerospace and Defense	6
Energy/Utilities	5
Environmental Services	5
Financial Services	5
Electronics	4
Oil and Gas	4

Industry	September 30, 2016
Hotels, Motels, Inns and Gaming	13%
Consumer Products	9
Personal, Food and Miscellaneous Services	8
Business Services	7
Distribution	6
Energy/Utilities	6
Aerospace and Defense	5
Environmental Services	5
Media	5
Oil and Gas	5

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as certain of the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of PennantPark Floating Rate Capital Ltd., a publicly traded BDC, and other managed funds, as applicable. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. The Investment Adviser will allocate investment opportunities in a fair and equitable manner consistent with our allocation policy, and we have received exemptive relief with respect to certain co-investment transactions. Where co-investment is unavailable or inappropriate, the Investment Adviser will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations, our trade allocation procedures and, if applicable, the terms of our exemptive relief.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2016. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our December 31, 2016 Consolidated Financial Statements included elsewhere in this prospectus.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Substantially all of our investments (except those of our SBIC Funds) are pledged as collateral under our Credit Facility. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

Name and Addrdss of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Companies Less than 5% Owned
Acre Operating Company 300 State Street New London, CT 06320	Electronics	Second Lien Secured Debt, L+950, 12/12/2023	—	$38,121
AH Holdings, Inc. 10039 Bissonnet Street, Ste. 250 Houston, TX 77036	Healthcare, Education and Childcare	Preferred Equity Warrants	—	220
Alegeus Technologies, LLC (Alegeus Technologies Holdings Corp.) 1601 Trapelo Rd. Waltham, MA 02451	Financial Services	Subordinated Debt, L+1,200, 02/15/2019 Preferred Equity Common Equity	0.5%	10,016
AP Gaming I, LLC 6680 Amelia Earhart Court Las Vegas, NV 89119	Hotels, Motels, Inns and Gaming	First Lien Secured Debt, L+825, 12/21/2020	—	23,118
ASP LCG Holdings, Inc. 21333 Haggerty Road, Ste. 300 Novi, MI 48375	Education	Warrants	—	1,349
Autumn Games, LLC 54 Thompson St. New York, NY 10012	Broadcasting and Entertainment	Common Equity	3.2%	—
Balboa Capital Corporation 2010 Main Street, Suite 1100 Irvine, CA 92614	Financial Services	Second Lien Secured Debt, 13.75% fixed, 03/04/2022	—	28,500
Broder Bros., Co. Six Neshaminy Interplex, 6 Floor Trevose, PA 19053	Consumer Products	First Lien Secured Debt, Tranche A (L+575, 06/03/2021), Tranche B (L+1,225, 06/03/2021)	—	18,281
Cardinal Logistics Holdings LLC (Intermediate Transportation 100, LLC) 12404 Park Central Dr., Ste. 300 Dallas, TX 75251	Cargo Transport	Second Lien Secured Debt, —, 03/01/2017 Common Equity	0.4%	2,932
Cascade Environmental LLC 17270 Woodinville-Redmond Road Woodinville, WA 98072	Environmental Services	Subordinated Debt, 12.0% fixed, 08/20/2021 Common Equity	3.2%	38,431

Name and Addrdss of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
CI (Galls) Prime Investment Holdings, LLC 1340 Russell Cave Road Lexington, KY 40505	Distribution	Common Equity	3.1%	4,002
Convergint Technologies Holdings, LLC 1651 Wilkening Rd. Schaumburg, IL 60173	Electronics	Preferred Equity Common Equity	1.3%	5,487
Credit Infonet, Inc. 4540 Honeywell Court Dayton, OH 45424	Personal, Food and Miscelleneous Services	Subordinated Debt, 13.25% fixed (PIK 2.00%), 10/26/2018	—	10,789
East Valley Tourist Development Authority 84-245 Indio Springs Parkway Indio, CA 92203	Hotels, Motels, Inns and Gaming	First Lien Secured Debt, L+800, 01/17/2022	—	15,000
e.l.f. Beauty, Inc. (f/k/a J. A. Cosmetics US, Inc.) 345 California Street, Ste. 3300 San Francisco, CA 94104	Consumer Products	Common Equity	2.1%	26,371
Goldsun Trading Limited(6) First Floor, Millennium House Victoria Road, Douglas, Isle of Man IM2 4RW	Healthcare, Education and Childcare	Subordinated Debt, L+1,000 (PIK 6.00%), 02/19/2018	—	10,506
Harbortouch Payments, LLC 2202 N. Irving Street Allentown, PA 18109	Financial Services	Second Lien Secured Debt, L+950, 10/11/2024	—	22,163
Hollander Sleep Products, LLC 6501 Congress Avenue, Ste. 300 Boca Raton, FL 33487	Consumer Products	First Lien Secured Debt, L+800, 10/21/2020	—	4,285
Howard Berger Co. LLC 324 Half Acre Road #A Cranbury, NJ 08512	Distribution	Second Lien Secured Debt, L+1,000, 09/30/2020	—	36,713
HW Holdco, LLC One Thomas Circle, NW, Ste. 600 Washington, DC 20005	Other Media	Preferred Equity Common Equity	2.2%	3,918
Interior Specialists, Inc. (Faraday Holdings, LLC) 1630 Faraday Avenue Carlsbad, CA 92008	Building Materials	First Lien Secured Debt, L+800, 06/30/2020 Common Equity	0.3%	25,272
Jacobs Entertainment, Inc. 17301 W. Colfax Ave., Ste. 250 Golden, CO 80401	Hotels, Motels, Inns and Gaming	Second Lien Secured Debt, L+1,175, 10/29/2019	—	50,740
Juniper Landscaping of Florida, LLC (ZS Juniper L.P.) 5880 Staley Road Fort Myers, FL 33905	Personal, Food and Miscelleneous Services	First Lien Secured Debt(4), L+950, 12/22/2021 Common Equity	4.0%	14,910
Kadmon Holdings, Inc. Alexandria Center for Life Sciences 450 East 29 Street, 5 Floor New York, NY 10016	Healthcare, Education and Childcare	Common Equity	2.3%	1,348
K2 Pure Solutions NoCal, L.P. 3515 Massillion Road, Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt, L+900, 02/19/2021	—	14,251
LaMi Acquistion, LLC 860 Welsh Road Huntingdon Valley, PA 19006	Distribution	Common Equity	1.6%	533
Lariat ecoserv Co-invest Holdings, LLC 1331 17th Street, Ste. 812 Denver, CO 80202	Environmental Services	Common Equity	— (3)	—

Name and Addrdss of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
LSF9 Atlantis Holdings, LLC 775 Prairie Center Drive, Suite 420 Eden Prairie, MN 55344	Retail	First Lien Secured Debt, L+900, 01/15/2021	—	37,899
MailSouth, Inc. 5901 Highway 52 East Helena, AL 35080	Printing and Publishing	Second Lien Secured Debt, L+1,050, 10/22/2021	—	26,425
Montreign Operating Company, LLC 204 State Route 17b Monticello, NY 12701	Hotels, Motels, Inns and Gaming	First Lien Secured Debt, L+825, 01/24/2023	—	23,979
Novitex Acquisition, LLC 1 Elmcroft Road Stamford, CT 06926	Business Services	Second Lien Secured Debt, L+1,100, 07/07/2021	—	44,625
Parq Holdings Limited Partnership(6) c/o Paragon Gaming, Inc. 6650 Via Austi Parkway, Suite 150 Las Vegas, NV 89119	Hotels, Motels, Inns and Gaming	Second Lien Secured Debt, L+1,200, 12/17/2021	—	77,624
Patriot National, Inc. 401 E. Las Olas Blvd., Ste. 1650 Fort Lauderdale, FL 33301	Insurance	Common Equity	0.4%	469
Pre-Paid Legal Services, Inc. (MidOcean PPL Holdings, Inc.) One Pre-Paid Way Ada, OK 74820	Personal, Food and Miscellaneous Services	Second Lien Secured Debt, L+900, 07/01/2020 Common Equity	2.2%	70,362
Prince Mineral Holdings Corp. 14 East 44th Street New York, NY 10020	Mining, Steel, Iron and Non-Precious Metals	First Lien Secured Debt, 11.50% fixed, 12/16/2019	—	13,929
Randall-Reilly, LLC 3200 Rice Mine Road NE Tuscaloosa, AL 35406	Other Media	Subordinated Debt, 12.50% fixed, 04/15/2020	—	26,326
Robertshaw US Holding Corp. 191 East North Avenue Carol Stream, IL 60188	Electronics	First Lien Secured Debt, L+700, 06/18/2019	—	15,711
Roto Holdings, Inc. 800 Howerton Lane Eureka, MO 63025	Manufacturing / Basic Industries	Subordinated Debt, 11.00% fixed, 05/13/2021 Preferred Equity Common Equity	2.5%	16,189
Sonny’s Enterprises, LLC 5605 Hiatus Road Tamarac, FL 33321	Manufacturing / Basic Industries	Subordinated Debt, 11.00% fixed, 06/01/2023	—	13,034
Sotera Defense Solutions, Inc. 2121 Cooperative Way, Ste. 400 Herndon, VA 20171	Aerospace and Defense	First Lien Secured Debt, L+750, 04/21/2017	—	36,981
Sunborn Oy, Sunborn Saga Oy(6) Juhana Herttuan puistokatu 23, FI-20100 Turku, Finland	Hotels, Motels, Inns and Gaming	First Lien Secured Debt, L+1,050 (PIK 350), 07/01/2019	—	39,993
Triad Manufacturing, Inc. 4321 Semple Avenue St. Louis, MO 63120	Manufacturing / Basic Industries	First Lien Secured Debt, L+1,075(5) , 12/28/2020	—	27,036
Trust Inns Limited Blenheim House Foxhole Road Ackhurst Park Chorley Lancashire PR7 1NY	Buildings and Real Estate	First Lien Secured Debt, L+1,050(5) , 02/12/2020	—	27,220
US Med Acquisition, Inc. 8260 NW 27th Street, Suite 401 Doral, FL 33122	Healthcare, Education and Childcare	First Lien Secured Debt, L+900, 08/13/2021	—	8,630

Name and Addrdss of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
U.S. Well Services, LLC 770 South Post Oak Lane, Ste. 405 Houston, TX 77056	Oil and Gas	First Lien Secured Debt, L+1,350(5) PIK, 05/02/2019	—		13,193
VT Buyer Acquisition Corp. 290 West Mount Pleasant Avenue, Suite 3200 Livingston, NJ 07039	Business Services	Second Lien Secured Debt, L+975, 01/30/2023	—		12,863
WD Wolverine Holdings, LLC 500 Eagle Landing Drive Lakeland, FL 33810	Healthcare, Education and Childcare	Second Lien Secured Debt, L+950, 10/17/2024	—		6,488
Companies 5% to 24% Owned
Affinion Group Holdings, Inc. (Affinion Group, Inc.) (Affinion International Holdings Limited)(6) 6 High Ridge Park Stamford, CT 06850	Consumer Products	Second Lien Secured Debt, L+700, 10/31/2018 Subordinated Debt, 7.50% fixed (PIK 4.00%), 07/30/2018 Common Equity	9.0%		61,101
American Gilsonite Company 29950 South Bonanza Highway Bonanza, UT 84008	Diversified Natural Resources, Precious Metals and Minerals	First Lien Secured Debt, 15.00% PIK fixed, 12/31/2021 Subordinated Debt 17.00% PIK fixed, 12/31/2021 Common Equity	9.2	%(7)	18,131
Cano Health, LLC (ITC Rumba, LLC) 680 N. University Drive Pembroke Pines, FL 33024	Healthcare, Education and Childcare	First Lien Secured Debt(4), L+1,000, 12/23/2021 Common Equity	6.9%		11,804
Corfin Industries LLC (Corfin InvestCo, L.P.) 7B Raymond Avenue Salem, NH 03079	Aerospace and Defense	First Lien Secured Debt(4) , L+975, 11/25/2020 Common Equity(4)	9.5%		26,069
DirectBuy Holdings, Inc. 8450 Broadway Merrillville, IN 46410	Consumer Products	Subordinated Debt, —, 11/05/2019 Common Equity Warrants	10.4%		1,670
EnviroSolutions Real Property Holdings, Inc. (EnviroSolutions Holdings, Inc.) 11220 Asset Loop, Ste. 201 Manassas, VA 20109	Environmental Services	Second Lien Secured Debt, L+800, 12/26/2017 Common Equity	13.7	%(7)	22,761
ETX Energy, LLC (ETX Energy Management Company, LLC) 10441 S. Regal Blvd. Ste. 210 Tulsa, OK 74133	Oil and Gas	Subordinated Debt, 12.50% PIK fixed, 05/03/2021 Common Equity	12.0	%(7)	45,743
PAS International Holdings, Inc. (PAS Technologies, Inc.) 1234 Atlantic Street North Kansas City, MO 64116	Aerospace and Defense	First Lien Secured Debt L+500, (PIK 1.00%), 03/21/2017 Preferred Equity Common Equity	22.0	%(7)	15,524

Name and Addrdss of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
Service Champ, Inc. (New Service Champ Holdings, Inc.) 180 New Britain Blvd. Chalfont, PA 18914	Auto Sector	Subordinated Debt, 12.50% fixed, 10/02/2017 Common Equity	7.7%		35,537
TRAK Acquisition Corp. 1001 Brickell Bay Drive, 27 Floor Miami, FL 33131	Business Services	First Lien Secured Debt, L+1,050, 04/30/2018 Common Equity	23.1	%(7)	28,456
Companies 25% or More Owned
MidOcean JF Holdings Corp. 1330 St. Mary’s Street, Ste. 210 Raleigh, NC 27605	Distribution	Preferred Equity Common Equity	35.7	%(7)	9,600
RAM Energy LLC (RAM Energy Holdings LLC) 2100 South Utica Avenue, Ste. 165 Tulsa, OK 74114	Energy and Utilities	First Lien Secured Debt, L+800 PIK, 07/18/2019 Common Equity	100	%(7)	70,480
Superior Digital Displays, LLC (Superior Digital Displays Holdings, Inc) 125 Park Ave. 25th Floor New York, NY 10017	Media	First Lien Secured Debt, L+1,300 PIK, 12/31/2018 Second Lien Secured Debt, L+1,500 PIK, 07/01/2019 Preferred Equity Common Equity	57.7	%(7)	32,436

Total Investments					$1,325,544

(1)	Represents basis point spread above index for floating rate instruments, or fixed rate for instruments if no index is indicated, that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, were we to have voting rights.
(3)	Less than 0.1% voting ownership percentage
(4)	Includes the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment, that does not earn a basis point spread above an index while it is unfunded.
(5)	Coupon is not subject to a LIBOR or Prime rate floor.
(6)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(7)	Indicates that we hold voting seats on portfolio companies’ boards of directors.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2016:

Parq Holdings Limited Partnership (Hotels, Motels, Inns and Gaming)

Parq Holdings Limited Partnership is constructing a gaming and hotel complex in downtown Vancouver, Canada.

Pre-Paid Legal Services, Inc. (Personal, Food and Miscellaneous Services)

Pre-Paid Legal Services, Inc. provides legal services and identity theft monitoring and protection to its members.

RAM Energy LLC (Energy and Utilities)

RAM Energy LLC is an exploration and production company focused on operations in the Arkansas-Louisiana-Texas and Permian regions.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	December 31, 2016	September 30, 2016
Hotels, Motels, Inns and Gaming	17%	13%
Consumer Products	8	9
Personal, Food and Miscellaneous Services	7	8
Aerospace and Defense	6	5
Business Services	6	7
Energy and Utilities	5	6
Environmental Services	5	5
Financial Services	5	3
Distribution	4	6
Electronics	4	2
Manufacturing / Basic Industries	4	4
Oil and Gas	4	5
Auto Sector	3	3
Healthcare, Education and Childcare	3	2
Retail	3	3
Buildings and Real Estate	2	2
Building Materials	2	2
Media	2	5
Other Media	2	3
Printing and Publishing	2	3
Diversified Natural Resources, Precious Metals and Minerals	1	—
Other	5	4

Total	100%	100%

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, or directors, four of whom are not “interested persons” of PennantPark Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Adam K. Bernstein	53	Director	2007	2018
Marshall Brozost	49	Director	2007	2020
Jeffrey Flug	54	Director	2007	2018
Samuel L. Katz	51	Director	2007	2020
Interested director
Arthur H. Penn	53	Chairman of the Board and Chief Executive Officer	2007	2019

Executive Officer Who is Not a Director

The following information pertains to our officer who is not a director of PennantPark Investment Corporation.

Name	Age	Position
Aviv Efrat	52	Chief Financial Officer and Treasurer

Officer Who is Not a Director

The following information pertains to our executive officer who is not a director of PennantPark Investment Corporation.

Name	Age	Position
Guy F. Talarico	61	Chief Compliance Officer

The address for each director and executive officer is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Board of Directors’ Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of our five directors are Independent Directors. The Chairman of our board of directors is our Chief Executive Officer and therefore an interested person of us. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the board of directors results in greater efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and by offering the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The board of directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such, are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator provide us and the potential conflicts of interest that could arise from these relationships.

Board of Directors’ Risk Oversight Role

The board of directors performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the board of directors and are comprised solely of Independent Directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the board of directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements and systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the directors and our management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any, and assisting the board of directors with matters related to compensation, as directed by the board of directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consist solely of Independent Directors.

The board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum: (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited by the asset coverage ratio set forth in the 1940 Act (including any relief thereto provided by the SEC), and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we elected to be treated as a RIC under the Code. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the extent of the board of directors’ and its committees’ roles in risk oversight complements the board of directors’ leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent registered public accounting firm, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the board of directors believes foster open communication and early detection of issues of concern.

We believe that the board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the board of directors and its committees with respect to the oversight of risk is appropriate. However, the board of directors and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Biographical Information

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board of directors to operate effectively in governing us and protecting the interests of our stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills that each director possesses and, which the board of directors considered to be an effective director. Our directors have been divided into two groups-interested directors and Independent Directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

          Adam K. Bernstein (53), Director. Mr. Bernstein became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. In 2012, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania.

Marshall Brozost (49), Director. Mr. Brozost became a Director of PennantPark Investment Corporation and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Since July 2016, Mr. Brozost has been a Partner at Orrick, Herrington & Sutcliffe LLP, where he practices in the real estate and private equity groups. Prior to Orrick, Herrington & Sutcliffe LLP, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004; Solomon & Weinberg LLP from 2004 to 2005; Dewey & LeBoeuf LLP from 2005 to 2012; Schulte Roth & Zabel, LLP from 2012 to 2016. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (54), Director. Mr. Flug became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. From 2009 to June 2015, Mr. Flug held a variety of senior positions, including, most recently, President, with Union Square Hospitality Group, an exclusive chain of restaurants. Since September 2014, Mr. Flug has served as a director of Shake Shack, Inc. From October 2012 to September 2015, Mr. Flug was a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (51), Director. Mr. Katz became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Katz is the Managing Partner of TZP Group, LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Interested Director

Arthur H. Penn (53), Founder, Chief Executive Officer and Chairman of the board of directors. Mr. Penn became the Chief Executive Officer and a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. at their inception in 2007 and 2010, respectively. He also founded and became Managing Member of PennantPark Investment Advisers in January 2007. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2007. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High-Yield Capital Markets at Lehman Brothers.

Executive Officer and Officer who are not Directors

Aviv Efrat (52), Chief Financial Officer and Treasurer. Mr. Efrat became Chief Financial Officer and Treasurer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico (61), Chief Compliance Officer. Mr. Talarico became Chief Compliance Officer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in May 2008 and March 2011, respectively. Mr. Talarico has held the position of Chief Compliance Officer for a number of investment advisers, private funds and investment companies from 2004 when he founded Alaric Compliance Services, LLC.

Committees of the Board of Directors

For the fiscal year ended September 30, 2016, we held five board of directors meetings, four Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board of directors and committee meetings, and encourage directors to attend the annual stockholders’ meeting. For the fiscal year ended September 30, 2016, four of the directors attended the annual stockholders’ meeting.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include; selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair valuing our portfolio securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website www.pennantpark.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on our website www.pennantpark.com.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas J. Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as director of the board of directors include: compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in our Nominating and Corporate Governance Committee Charter; and the ability to contribute to our effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as they may deem are in the best interests of us and our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. As discussed below, none of our executive officers is directly compensated by the Company and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on the Company’s website www.pennantpark.com.

Compensation of Directors and Executive Officer

The following table shows information regarding the compensation paid by us to our directors for the fiscal year ended September 30, 2016. No compensation is paid directly by us to any interested director or executive officer of the Company.

	PennantPark Investment Corporation			PennantPark Floating Rate Capital, Ltd.
Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/officer	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/ officer
Independent directors
Adam K. Bernstein	$122,500	None	$122,500	$61,250	None	$61,250
Marshall Brozost	$122,500	None	$122,500	$61,250	None	$61,250
Jeffrey Flug	$132,500	None	$132,500	$63,750	None	$63,750
Samuel L. Katz	$132,500	None	$132,500	$63,750	None	$63,750
Interested director
Arthur H. Penn	None	None	None	None	None	None
Executive officer
Aviv Efrat(2)	None	None	None	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Efrat is an employee of the Administrator.

Each Independent Director receives an annual payment of $110,000 for services performed on behalf of us as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board of directors meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $12,500 and each Co-Chairman of any other committee receives an annual fee of $2,500 for his additional services in these capacities. Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers and indemnify such persons against certain losses. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act).

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

Our Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our senior investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Jose A. Briones joined PennantPark Investment Advisers in December 2009. Previously, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Previously, Mr. Giannetti was a Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined PennantPark Investment Advisers in March 2007. Previously, Mr. Williams was a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams' tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

In addition to managing our investments, as of September 30, 2016, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Floating Rate Capital Ltd.	Business development company	Primarily floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$631
Other Managed Fund	Direct Lending Fund	Other credit opportunities	$ 70

The management and incentive fees payable by PennantPark Floating Rate Capital Ltd. are based on the gross assets and performance of PennantPark Floating Rate Capital Ltd., respectively.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of March 17, 2017, to our knowledge, no person would be deemed to “control” us, as such term is defined in the 1940 Act. Our board of directors consists of an interested director and Independent Directors.

The following table sets forth, as of March 17, 2017 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

Name and Address(1)	Type of Ownership(3)	Shares Owned	Percentage of Common Stock Outstanding

Independent directors
Adam K. Bernstein	Record/Beneficial	46,430	*
Marshall Brozost	Record/Beneficial	19,993	*
Jeffrey Flug	Record/Beneficial	320,560	*
Samuel L. Katz	Record/Beneficial	189,291	*
Interested director
Arthur H. Penn(2)	Record/Beneficial	663,323	0.9%
Executive officer
Aviv Efrat	Record/Beneficial	96,102	*

All directors and executive officer as a group (6 persons)		1,335,699	1.9%

(1)	The address for each officer and director is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Penn is the Managing Member of the Investment Adviser and may therefore be deemed to own beneficially the 469,923 shares of PennantPark Investment Corporation held by the Investment Adviser.
(3)	Sole voting power.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors and Senior Investment Professionals

The following table sets forth the dollar range of our common stock beneficially owned by each of our directors and senior investment professionals as of December 31, 2016. Information as to the beneficial ownerships is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Directors	Dollar Range of the Common Stock of the Companies(1)
Independent directors	PennantPark Investment Corporation	PennantPark Floating Rate Capital Ltd.	Total
Adam K. Bernstein	$100,001 - $500,000	$ 50,001 -$100,000	$100,001 - $ 500,000
Marshall Brozost	$100,001 - $500,000	None	$100,001 - $ 500,000
Jeffrey Flug	Over $1,000,000	$100,001-$500,000	Over $1,000,000
Samuel L. Katz	Over $1,000,000	Over $1,000,000	Over $1,000,000

Interested director
Arthur H. Penn(2)	Over $1,000,000	Over $1,000,000	Over $1,000,000

Senior Investment Professionals
Jose A. Briones	$500,001 - $1,000,000	Over $1,000,000	Over $1,000,000
Salvatore Giannetti III	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
P. Whitridge Williams, Jr.	$500,001 - $1,000,000	Over $1,000,000	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Also reflects holdings of PennantPark Investment Advisers, LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

PennantPark Investment has entered into the Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of PennantPark Investment’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in, PennantPark Investment Advisers. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their respective investment management agreements. Such investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, the Investment Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

PennantPark Investment Advisers’ services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from PennantPark Investment, consisting of two components–a base management fee and an incentive fee, or collectively, Management Fees.

Investment Advisory Fees

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets” which equal our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the year ended September 30, 2016 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016 and 2015, the Investment Adviser earned base management fees of $5.3 million (after a waiver of $1.0 million) and $5.5 million (after a waiver of $1.0 million), respectively, from us. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned base management fees of $20.9 million (after a waiver of $4.0 million), $26.7 million and $24.3 million, respectively, from us.

The following is a hypothetical example of the calculation of average adjusted gross assets:

Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average value of adjusted gross assets as of March 31, 20XX and December 31, 20XX, which are the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter = ($150 million + $180 million) / 2 = $165 million.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.1875% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter), once the hurdle is reached and the catch-up is achieved, 20% of the Pre-Incentive Fee Net Investment Income thereafter is allocated to our Investment Adviser. These calculations are prorated for any share issuances or repurchases during the relevant quarter, if applicable. For the year ended September 30, 2016 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of incentive fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016 and 2015, the Investment Adviser earned and incentive fee of $2.9 million (after a waiver of $0.5 million) and $3.2 million (after a waiver of $0.6 million), respectively, from us. For the fiscal years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned $13.5 million (after a waiver of $2.5 million), $20.6 million and $17.8 million, respectively, in incentive fees on net investment income from us.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the three months ended December 31, 2016 and 2015 and fiscal years ended September 30, 2016, 2015 and 2014 the Investment Adviser did not earn an incentive fee on capital gains, as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid or accrued in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three months ended December 31, 2016 and 2015 and the years ended September 30, 2016, 2015 and 2014, our unrealized and realized capital gains did not exceed our cumulative realized and unrealized losses and therefore resulted in no accrual for capital gains incentive fees under GAAP.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.55%

Pre-Incentive Net Investment Income does not exceed the hurdle; therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.00%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
= 2.00% - 1.75%
= 0.25%
= 100% x 0.25%
= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.30%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”(3)
Incentive fee	= 100% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income - 2.1875%))
Catch-up	= 2.1875% - 1.75%
= 0.4375%
= (100% x 0.4375%) + (20% x (2.30% - 2.1875%))
= 0.4375% + (20% x 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1)	Represents 7.0% annualized hurdle.
(2)	Represents 2.0% annualized base management fee.
(3)	The “catch-up” provision is intended to provide the Investment Adviser with an Incentive fee of approximately 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 20% x (6% -1%)
= 20% x 5%
= 1%

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2017. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of one year through February 2018. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to reapprove the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, our ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, our profitability and any economies of scale. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the Investment Management Agreement as being in the best interests of our stockholders.

The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreements

We have entered into an agreement, or the Administration Agreement, with the Administrator, under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other activities, being responsible for the financial records we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. For providing these services, facilities and personnel, we reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, managerial assistance to portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the three months ended December 31, 2016 and 2015, the Investment Adviser was reimbursed $0.5 million and $0.3 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above. For the fiscal years ended September 30, 2016, 2015 and 2014, the Investment Adviser was reimbursed $3.7 million, $3.3 million and $3.0 million, respectively, from us, including expenses it incurred on behalf of the Administrator for the services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of PennantPark Investment, in February 2017. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through February 2018. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from PennantPark Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for PennantPark Investment.

License Agreement

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies.

We expect that there will not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described herein. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference could be material. Our investments are generally structured as debt and equity investments in the form of senior secured debt, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy as described below.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assess the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

To the extent we invest in derivative instruments in the future, such instruments would be valued in accordance with our valuation policy.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale. See “Sales Of Common Stock Below Net Asset Value” for more information.

In addition, we will only sell shares of our common stock at a price below net asset value per share if the following conditions are met:

•	A majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

A majority of such directors, in consultation with the underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the NAV fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue subscription rights to acquire our common stock at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue new shares to implement the plan, when our shares are trading at a premium to our NAV per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of December 31, 2016, our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on the NASDAQ Global Select Market under the ticker symbol “PNNT.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The last reported closing market price of our common stock on March 17, 2017 was $8.07 per share. As of February 28, 2017 we had 12 stockholders of record.

The following are our outstanding classes of securities as of December 31, 2016:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	71,060,836

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PennantPark Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2020, 2018 and 2019, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise price is not less than the then current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

As of December 31, 2016 and September 30, 2016, we had $250.0 million in aggregate principal amount of 2019 Notes. Interest on the 2019 Notes accrues at a rate of 4.50% per year and is paid semi-annually. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

As of December 31, 2016 and September 30, 2016, we had $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes accrues at a rate of 6.25% per year and is paid quarterly. The 2025 Notes mature on February 1, 2025. The 2025 Notes are our general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. The 2025 Notes are quoted on the NYSE under the ticker symbol “PNTA.” The last reported closing market price of the 2025 Notes on March 17, 2017 was $25.28 per $25 of par.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities—Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. We have filed the indenture with the SEC.

A prospectus supplement will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act, excluding the SBA debentures due to SEC exemptive relief granted in June 2011. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and any prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

A prospectus supplement will contain information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•

if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•

any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs, including, in the case of the 2019 Notes, certain defaults by any of our significant subsidiaries.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived (other than, in the case of the 2019 Notes, an Event of Default expected in the next to last bullet point above), the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, except in the case of the 2019 Notes, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•

we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include securities issued by the U.S. Treasury. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

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the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current NAV per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current NAV per share if: (1) the majority of our board of directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current NAV per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the requirements of Section 63 of the 1940 Act are met, the price per share of common stock included in a unit may be below the Company’s then current NAV per share. See “Sales of Common Stock Below Net Asset Value” for more information.

Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current NAV per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them have been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

REGULATION

We are a BDC under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and its affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)	is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator provide assistance to our controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is compliant with the 1940 Act, immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirement at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage ratio. We received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from the calculation. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

We and PennantPark Investment Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Our joint code of ethics and code of conduct are available, free of charge, on our website at www.pennantpark.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the joint code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain a copy of our joint code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interests of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior investment professionals who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies, free of charge, by calling us collect at (212) 905-1000 or by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to our annual report on Form 10-K (File No. 814-00736, filed on November 16, 2011). You may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors, including a majority of our directors who are not interested persons of us, and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC and SBA for compliance with the 1940 Act and 1958 Act, respectively.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to PennantPark Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and we designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us.

For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting; and

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pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

SBA Regulations

Our SBIC Funds are licensed under the SBA as SBICs under Section 301(c) of the 1958 Act. SBIC LP and SBIC II received their licenses in 2010 and 2013, respectively.

SBICs are designed to stimulate the flow of capital to businesses that meet specified eligibility requirements discussed below. Under SBA regulations, our SBIC Funds are subject to regulatory requirements including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, placing certain limitations on the financing terms of investments, prohibiting investing in certain industries, and required capitalization thresholds among other regulations. Furthermore, our SBIC Funds are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP pursuant to SBA accounting standards and financial reporting requirements for SBICs. For example, our SBIC Funds do not use fair value accounting on its assets or liabilities under SBA valuation guidelines. If either of our SBIC Funds fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC Funds from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us.

Eligible Small and Smaller Businesses

Under present SBA regulations, eligible small business include businesses that (together with their affiliates) have tangible net worth not exceeding $19.5 million and have average annual net income of $6.5 million for the two most recent fiscal years. In addition, each of our SBIC Funds must invest at least 25% of investments in “smaller” concerns. A smaller concern is a business that has tangible net worth not exceeding $6.0 million and has average annual net income not exceeding $2.0 million for the two most recent fiscal years or, as an alternative to the aforementioned requirement, meet the size requirements based on either the number of employees or gross revenue, which is based on the industry in which the smaller concern operates. Once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the business, up and until the time a business offers its securities in a public market.

Financing Limitations, Terms and Changes in Control

The SBA prohibits an SBIC from financing small businesses in certain industries such as relending, gambling, oil and gas exploration and other passive businesses. Additional SBA prohibitions include investing outside the United States, investing more than 30% of regulatory capital in one company and lending money to any officer, director or employee or to invest in any affiliate thereof. The SBA places certain limits on the financing terms of investments by our SBIC Funds in portfolio companies such as limiting the interest rate on debt securities and loans provided to portfolio companies. The SBA also limits fees, prepayment terms and other economic arrangements that are typically charged in lending arrangements.

The SBA also prohibits, without prior written approval, a “change in control” of our SBIC Funds or transfers that would result in any person or group owning 10% or more of a class of capital stock (or its equivalent in the case of a partnership) of a licensed SBIC. A “change of control” is any event which would result in the transfer of power, direct or indirect, to direct management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

Idle Funds Limitation

The SBA limits an SBIC to investing idle funds in the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

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repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.

SBA Leverage or Debentures

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. SBA current regulations limit the amount that an SBIC may borrow to a maximum of $150 million, which is up to twice its regulatory capital, and a maximum of $350 million as part of a group of SBICs under common control.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PennantPark Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, PennantPark Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”

Election to be Taxed as a RIC

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends for U.S.federal income tax purposes income to our stockholders of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, or investment company taxable income, and determined without regard to any deduction for dividends paid out of the assets legally available for distribution, or the Annual Distribution Requirement.

In order to qualify as a RIC for federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

1)	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute in respect of each calendar year dividends to our stockholders of an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we may retain and be subject to excise tax on such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC for federal income tax purposes, in order to provide us with additional liquidity.

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains we distribute (or are deemed to have distributed) as dividends for U.S. federal income tax purposes to stockholders. Additionally, upon satisfying these requirements, we will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gains determined without regard to any deduction for dividends paid, that is not distributed (or deemed to have been distributed) as dividends for U.S. federal income tax purposes to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold a debt instrument that is treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We invest in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on debt instruments in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to continue to maintain our qualification to be treated, as a RIC for federal income tax purposes.

Gain or loss realized by us from equity securities and warrants acquired by us as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held the particular equity security or warrant.

We are authorized to borrow funds and to sell assets in order to satisfy our Annual Distribution Requirement or Exercise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt instruments and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of such distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared and distributed by us generally would be taxable income to a stockholder even though only a small portion of the dividend was paid in cash to pay any taxes due on the total dividend. We have not yet elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions of the Code apply, we will be subject to tax in that taxable year on all of our taxable income at regular corporate tax rates, regardless of whether we make any dividend distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we also would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable as dividends to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, dividends paid by us to certain U.S. corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be treated as a RIC for federal income tax purposes in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us, including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, properly designated by us as “qualified dividend income,” such distributions generally will be eligible for a reduced tax rate, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will be subject to tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution of net capital gains in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution of net capital gains net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to be subject to tax on any retained capital gains at our regular corporate tax rates, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals and on the undistributed net investment income of certain estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

We (or if a U.S. Stockholder holds our shares through an intermediary, such intermediary) will provide information to our U.S. stockholders, as promptly as possible after the end of each calendar year, detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A U.S. stockholder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to federal income tax withholding (“backup withholding”) at a rate of 28% from all taxable distributions to any U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussions below, distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to Non-U.S. Stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.

Actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required. A non-U.S. stockholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the non-U.S. stockholder and the applicable foreign government comply with the terms of such agreement.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder would be required to obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup tax withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND TRUSTEE

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration and accounting services agreement. The Bank of New York Mellon provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is 225 Liberty Street, New York, NY 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219, telephone number: (800) 937-5449. American Stock Transfer & Trust Company, LLC serves as trustee for our 2019 Notes and 2025 Notes.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C., and by Venable LLP, as Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the related senior securities table appearing in this Prospectus and Registration Statement have been audited by RSM US LLP, an independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Investment Corporation

Interim Financial Statements

Annual Financial Statments

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have reviewed the accompanying consolidated statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries (collectively referred to as the “Company”), including the consolidated schedule of investments, as of December 31, 2016, and the consolidated statements of operations, changes in net assets and cash flows for the three months ended December 31, 2016 and 2015. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of September 30, 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated November 21, 2016, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated statements of assets and liabilities as of December 31, 2016, is fairly stated, in all material respects, in relation to the consolidated statements of assets and liabilities.

/s/ RSM US LLP

New York, New York

February 8, 2017

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2016 (unaudited)	September 30, 2016
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$918,332,509 and $805,189,545, respectively)	$946,232,162	$813,467,491
Non-controlled, affiliated investments (cost—$292,491,050 and $262,476,906, respectively)	266,795,326	215,192,547
Controlled, affiliated investments (cost—$189,639,082 and $186,290,695, respectively)	112,516,291	125,019,637

Total of investments (cost—$1,400,462,641 and $1,253,957,146, respectively)	1,325,543,779	1,153,679,675
Cash and cash equivalents (cost—$45,335,225 and $75,617,133, respectively)	45,340,576	75,608,113
Interest receivable	12,749,323	7,032,858
Prepaid expenses and other assets	1,978,725	2,615,232

Total assets	1,385,612,403	1,238,935,878

Liabilities
Distributions payable	19,897,034	19,897,034
Payable for investments purchased	50,399,000	—
Credit Facility payable (cost—$148,118,700 and $50,339,700, respectively) (See Notes 5 and 10)	136,122,503	39,551,187
2019 Notes payable (par—$250,000,000) (See Notes 5 and 10)	250,635,000	254,175,000
SBA debentures payable, net (par—$197,500,000) (See Notes 5 and 10)	193,413,169	193,244,534
2025 Notes payable (par—$71,250,000) (See Notes 5 and 10)	71,535,000	72,618,000
Base management fee payable, net (See Note 3)	5,270,817	5,074,830
Performance-based incentive fee payable, net (See Note 3)	2,834,336	2,865,444
Interest payable on debt	6,568,212	7,520,113
Accrued other expenses	1,418,383	622,880

Total liabilities	738,093,454	595,569,022

Commitments and contingencies (See Note 11)
Net assets
Common stock, 71,060,836 shares issued and outstanding, respectively Par value $0.001 per share and 100,000,000 shares authorized	71,061	71,061
Paid-in capital in excess of par value	819,983,676	819,983,676
(Distributions in excess of) undistributed net investment income	(1,736,977)	3,119,380
Accumulated net realized loss on investments	(106,967,154)	(84,771,820)
Net unrealized depreciation on investments	(74,907,854)	(100,280,954)
Net unrealized depreciation on debt	11,076,197	5,245,513

Total net assets	$647,518,949	$643,366,856

Total liabilities and net assets	$1,385,612,403	$1,238,935,878

Net asset value per share	$9.11	$9.05

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,
	2016	2015
Investment income:
From non-controlled, non-affiliated investments:
Interest	$21,872,130	$28,218,030
Other income	2,102,536	1,667,653
From non-controlled, affiliated investments:
Interest	4,225,681	2,180,576
Other income	22,500	—
From controlled, affiliated investments:
Interest	3,646,064	3,197,033

Total investment income	31,868,911	35,263,292

Expenses:
Base management fee (See Note 3)	6,274,782	6,505,780
Performance-based incentive fee (See Note 3)	3,374,210	3,795,782
Interest and expenses on debt (See Note 10)	6,735,574	6,726,325
Administrative services expenses (See Note 3)	894,000	867,500
Other general and administrative expenses	668,507	884,629

Expenses before Management Fees waiver and provision for taxes	17,947,073	18,780,016

Management Fees waiver (See Note 3)	(1,543,839)	(1,648,254)
Provision for taxes	425,000	1,300,000

Net expenses	16,828,234	18,431,762

Net investment income	15,040,677	16,831,530

Realized and unrealized gain (loss) on investments and debt:
Net realized loss on investments	(22,195,334)	(25,374,963)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	19,636,201	(16,742,815)
Non-controlled and controlled, affiliated investments	5,736,899	(23,129,710)
Debt depreciation (See Notes 5 and 10)	5,830,684	7,660,775

Net change in unrealized appreciation (depreciation) on investments and debt	31,203,784	(32,211,750)

Net realized and unrealized gain (loss) from investments and debt	9,008,450	(57,586,713)

Net increase (decrease) in net assets resulting from operations	$24,049,127	$(40,755,183)

Net increase (decrease) in net assets resulting from operations per common share (See Note 7)	$0.34	$(0.56)

Net investment income per common share	$0.21	$0.23

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	Three Months Ended December 31,
	2016	2015
Net increase (decrease) in net assets from operations:
Net investment income	$15,040,677	$16,831,530
Net realized loss on investments	(22,195,334)	(25,374,963)
Net change in unrealized appreciation (depreciation) on investments	25,373,100	(39,872,525)
Net change in debt depreciation	5,830,684	7,660,775

Net increase (decrease) in net assets resulting from operations	24,049,127	(40,755,183)

Distributions to stockholders:	(19,897,034)	(20,088,799)

Capital transactions:
Repurchase of common stock	—	(8,437,161)

Net increase (decrease) in net assets	4,152,093	(69,281,143)

Net assets:
Beginning of period	643,366,856	716,590,542

End of period	$647,518,949	$647,309,399

Distributions in excess of net investment income, at end of period	$(1,736,977)	$(16,682,155)

Capital share activity:
Shares of common stock repurchased	—	(1,220,333)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended December 31,
	2016	2015
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$24,049,127	$(40,755,183)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in net unrealized (appreciation) depreciation on investments	(25,373,100)	39,872,525
Net change in unrealized depreciation on debt	(5,830,684)	(7,660,775)
Net realized loss on investments	22,195,334	25,374,963
Net accretion of discount and amortization of premium	(938,502)	(1,554,643)
Purchases of investments	(229,234,313)	(130,317,861)
Payment-in-kind income	(2,914,692)	(4,512,413)
Proceeds from dispositions of investments	64,209,266	108,068,736
Amortization of deferred financing costs	168,635	142,975
(Increase) decrease in interest receivable	(5,716,465)	586,198
Decrease in prepaid expenses and other assets	636,507	4,414,695
Increase in payable for investments purchased	50,399,000	8,157,322
Decrease in interest payable on debt	(951,901)	(1,399,934)
Increase (decrease) in management fee payable, net	195,987	(1,137,173)
Decrease in performance-based incentive fee payable, net	(31,108)	(1,819,340)
Increase in accrued other expenses	795,503	1,680,036

Net cash used in operating activities	(108,341,406)	(859,872)

Cash flows from financing activities:
Repurchase of common stock	—	(8,437,161)
Distributions paid to stockholders	(19,897,034)	(20,430,492)
Borrowings under Credit Facility	160,260,000	202,316,923
Repayments under Credit Facility	(62,481,000)	(196,185,900)

Net cash provided by (used in) financing activities	77,881,966	(22,736,630)

Net decrease in cash and cash equivalents	(30,459,440)	(23,596,502)
Effect of exchange rate changes on cash	191,903	232,165
Cash and cash equivalents, beginning of period	75,608,113	49,619,256

Cash and cash equivalents, end of period	$45,340,576	$26,254,919

Supplemental disclosure of cash flow information:
Interest paid	$7,518,840	$7,983,284

Taxes paid	$86,349	$4,760

Non-cash exchanges and conversions	$18,026,006	$39,438,420

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—146.1% (1), (2)
First Lien Secured Debt—55.4%
AP Gaming I, LLC	12/21/2020	Hotels, Motels, Inns and Gaming	9.25%		L+825		23,273,378	$23,009,381	$23,118,144
Broder Bros., Co., Tranche A	06/03/2021	Consumer Products	7.00%		L+575		9,093,750	8,942,169	9,093,750
Broder Bros., Co., Tranche B	06/03/2021	Consumer Products	13.50%		L+1,225		9,187,500	9,029,482	9,187,500
East Valley Tourist Development Authority	01/17/2022	Hotels, Motels, Inns and Gaming	9.00%		L+800		15,000,000	14,625,000	15,000,000
Hollander Sleep Products, LLC	10/21/2020	Consumer Products	9.00%		L+800		4,372,074	4,326,685	4,284,633
Interior Specialists, Inc.	06/30/2020	Building Materials	9.00%		L+800		24,856,494	24,672,205	24,856,494
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	10.50%		L+950		14,445,000	14,157,343	14,156,100
Juniper Landscaping of Florida, LLC (Revolver) (8)	12/22/2021	Personal, Food and Miscellaneous Services	—		—		3,600,000	—	—
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	10.00%		L+900		14,522,529	14,277,953	14,250,687
LSF9 Atlantis Holdings, LLC	01/15/2021	Retail	10.00%		L+900		37,898,852	37,422,706	37,898,852
Montreign Operating Company, LLC	01/24/2023	Hotels, Motels, Inns and Gaming	9.25%		L+825		23,800,000	23,324,000	23,978,500
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%		—		14,250,000	14,162,605	13,929,375
Robertshaw US Holding Corp.	06/18/2019	Electronics	8.50%		L+700		15,921,316	15,855,578	15,711,057
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		37,929,343	37,718,698	36,981,109
Sunborn Oy, Sunborn Saga Oy (9), (11), (12)	07/01/2019	Hotels, Motels, Inns and Gaming	11.50 (PIK 3.50	% %)	L+1,050		€38,300,000	39,444,336	39,993,032
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	12.02%		L+1,125	(7)	27,036,269	26,581,806	27,036,269
Trust Inns Limited (9), (11), (12)	02/12/2020	Buildings and Real Estate	10.87%		L+1,050	(7)	£22,083,433	35,343,737	27,219,664
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	10.00%		L+900		8,629,688	8,629,688	8,629,688
U.S. Well Services, LLC	05/02/2019	Oil and Gas	14.11 (PIK 14.11	% %)	L+1,350	(7)	15,340,831	15,166,283	13,193,114

Total First Lien Secured Debt								366,689,655	358,517,968

Second Lien Secured Debt—63.3%
Acre Operating Company, LLC	12/12/2023	Electronics	10.50%		L+950		38,800,000	38,125,000	38,121,000
Balboa Capital Corporation (12)	03/04/2022	Financial Services	13.75%		—		28,500,000	28,263,183	28,500,000
Harbortouch Payments, LLC	10/11/2024	Financial Services	10.50%		L+950		22,500,000	22,104,967	22,162,500
Howard Berger Co. LLC	09/30/2020	Distribution	11.00%		L+1,000		41,250,000	39,513,616	36,712,500
Intermediate Transportation 100, LLC (5)	03/01/2017	Cargo Transport	—	(6)	—		4,887,760	3,739,797	2,932,656
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175		51,775,000	51,341,138	50,739,500
MailSouth, Inc.	10/22/2021	Printing and Publishing	11.50%		L+1,050		26,425,000	25,946,574	26,425,000
Novitex Acquisition, LLC	07/07/2021	Business Services	12.25%		L+1,100		44,625,000	44,114,836	44,625,000
Parq Holdings Limited Partnership (9), (12)	12/17/2021	Hotels, Motels, Inns and Gaming	13.00%		L+1,200		75,000,000	75,000,000	77,624,421
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	10.25%		L+900		62,750,000	62,216,097	62,906,875
VT Buyer Acquisition Corp.	01/30/2023	Business Services	10.75%		L+975		12,862,500	12,453,113	12,862,500
WD Wolverine Holdings, LLC	10/17/2024	Healthcare, Education and Childcare	10.50%		L+950		6,750,000	6,480,000	6,488,438

Total Second Lien Secured Debt								409,298,321	410,100,390

Subordinated Debt/Corporate Notes—17.8%
Alegeus Technologies, LLC	02/15/2019	Financial Services	13.00%		L+1,200		8,930,000	8,854,997	8,871,490
Cascade Environmental LLC	08/20/2021	Environmental Services	12.00%		—		32,675,553	32,081,286	32,675,553
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	13.25 (PIK 2.00	% %)	—		11,089,580	10,877,580	10,789,404
Goldsun Trading Limited (9), (11), (12)	02/19/2018	Healthcare, Education and Childcare	14.50 (PIK 6.00	% %)	L+1,000		£8,502,267	12,467,484	10,505,835
Randall-Reilly, LLC	04/15/2020	Other Media	12.50%		—		26,500,000	26,612,526	26,325,700
Roto Holdings, Inc.	05/13/2021	Manufacturing / Basic Industries	11.00%		—		13,300,000	13,100,184	13,300,000
Sonny’s Enterprises, LLC	06/01/2023	Manufacturing / Basic Industries	11.00%		—		13,300,000	13,037,195	13,034,000

Total Subordinated Debt/Corporate Notes								117,031,252	115,501,982

Preferred Equity/Partnership Interests—0.8% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—		211	500,000	219,785
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—		949	949,050	1,143,745
Convergint Technologies Holdings, LLC	—	Electronics	8.00%		—		2,375	2,088,121	2,442,879
HW Holdco, LLC	—	Other Media	8.00%		—		3,591	—	35,890
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	9.00%		—		1,197	1,197,000	1,437,268

Total Preferred Equity/Partnership Interests								4,734,171	5,279,567

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—8.8% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	$—	$—
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—	1	950	1,145
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—		—	933	586,975	1,349,018
Autumn Games, LLC	—	Broadcasting and Entertainment	—		—	1,333,330	3,000,000	—
Cardinal Logistics Holdings LLC (10) (Intermediate Transportation 100, LLC)	—	Cargo Transport	—		—	137,923	2,111,588	—
Cascade Environmental LLC (10)	—	Environmental Services	—		—	24,382	2,518,909	5,755,707
CI (Galls) Prime Investment Holdings, LLC (10)	—	Distribution	—		—	1,745,639	1,745,639	4,002,115
Convergint Technologies Holdings, LLC	—	Electronics	—		—	2,375	—	3,044,483
e.l.f. Beauty, Inc.	—	Consumer Products	—		—	938,399	2,513,193	26,371,234
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Building Materials	—		—	4,277	217,635	415,322
HW Holdco, LLC	—	Other Media	—		—	388,378	—	3,881,630
Kadmon Holdings, Inc.	—	Healthcare, Education and Childcare	—		—	252,014	2,265,639	1,348,275
LaMi Acquisition, LLC (10)	—	Distribution	—		—	19	493,280	532,622
Lariat ecoserv Co-Invest Holdings, LLC (10)	—	Environmental Services	—		—	1,000,000	1,000,000	—
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—		—	3,000	3,000,000	7,455,412
Patriot National, Inc.	—	Insurance	—		—	100,885	238,038	469,115
Roto Holdings, Inc.	—	Manufacturing /Basic Industries	—		—	1,330	133,000	1,451,913
ZS Juniper L.P. (Juniper Landscaping of Florida, LLC) (10)	—	Personal, Food and Miscellaneous Services	—		—	754	754,264	754,264

Total Common Equity/Partnership Interests/Warrants							20,579,110	56,832,255

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							918,332,509	946,232,162

Investments in Non-Controlled, Affiliated Portfolio Companies—41.2% (1), (2)
First Lien Secured Debt—10.3%
American Gilsonite Company	12/31/2021	Diversified Natural Resources, Precious Metals and Minerals	15.00 (PIK 5.00	% %)	—	3,257,511	3,153,140	3,257,511
Cano Health, LLC	12/23/2021	Healthcare, Education and Childcare	10.76%		L+1,000	10,260,000	10,005,198	10,003,500
Cano Health, LLC (Revolver) (8)	12/23/2021	Healthcare, Education and Childcare	—		—	900,000	—	—
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.75%		L+975	23,463,000	23,076,650	23,463,000
Corfin Industries LLC (Revolver) (8)	11/25/2020	Aerospace and Defense	—		—	1,942,623	—	—
PAS Technologies, Inc.	03/21/2017	Aerospace and Defense	6.01 (PIK 1.00	% %)	L+500	4,437,215	3,906,107	4,437,215
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	22,514,911	22,393,383	22,514,911
TRAK Acquisition Corp. (Revolver)	08/25/2017	Business Services	12.00%		L+1,050	3,000,000	3,000,000	3,000,000

Total First Lien Secured Debt							65,534,478	66,676,137

Second Lien Secured Debt—4.1%
Affinion Group, Inc.	10/31/2018	Consumer Products	8.50%		L+700	18,000,000	17,078,401	17,442,000
EnviroSolutions Real Property Holdings, Inc.	12/26/2017	Environmental Services	9.00%		L+800	9,409,740	9,321,997	9,409,740

Total Second Lien Secured Debt							26,400,398	26,851,740

Subordinated Debt/Corporate Notes—14.1%
Affinion International Holdings Limited (5), (9), (12)	07/30/2018	Consumer Products	7.50 (PIK 4.00	% %)	—	10,055,185	9,265,571	9,652,978
American Gilsonite Company (5)	12/31/2021	Diversified Natural Resources, Precious Metals and Minerals	17.00 (PIK 17.00	% %)	—	9,407,407	9,407,407	9,407,407
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	—	(6)	—	15,177,295	12,340,534	1,669,502
ETX Energy, LLC, Convertible Note (5)	05/03/2021	Oil and Gas	12.50 (PIK 12.50	% %)	—	25,297,664	35,876,111	42,500,076
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,880,538	27,970,495

Total Subordinated Debt/Corporate Notes							94,770,161	91,200,458

Preferred Equity—0.8% (6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	5,254,029

Common Equity/Partnership Interests/Warrants—11.9% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—		—	859,496	30,503,493	33,758,336
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—		—	37,181	10,265,972	247,769
American Gilsonite Company	—	Diversified Natural Resources, Precious Metals and Minerals	—		—	25,400	5,465,627	5,465,627
Corfin InvestCo, L.P.	—	Aerospace and Defense	—		—	11,250	1,125,000	2,606,202
Corfin InvestCo, L.P. (8)	—	Aerospace and Defense	—		—	11,250	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	$21,492,822	$—
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	—
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	143,668	11,960,702	13,350,935
ETX Energy, LLC (10)	—	Oil and Gas	—		—	113,610	—	3,080,591
ETX Energy Management Company, LLC (10)	—	Oil and Gas	—		—	119,603	—	162,155
ITC Rumba, LLC (Cano Health, LLC) (10)	—	Healthcare, Education and Childcare	—		—	180,000	1,800,000	1,800,000
New Service Champ Holdings, Inc.	—	Auto Sector	—		—	16,800	2,721,600	7,567,263
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	5,832,533
TRAK Acquisition Corp.	—	Business Services	—		—	491,755	188,837	2,941,551

Total Common Equity/Partnership Interests/Warrants							85,726,673	76,812,962

Total Investments in Non-Controlled, Affiliated Portfolio Companies							292,491,050	266,795,326

Investments in Controlled, Affiliated Portfolio Companies—17.4% (1), (2)
First Lien Secured Debt—15.0%
RAM Energy LLC	07/18/2019	Energy and Utilities	10.00 (PIK 10.00	% %)	L+800	86,744,720	85,875,642	70,480,085
Superior Digital Displays, LLC	12/31/2018	Media	14.00 (PIK 14.00	% %)	L+1,300	26,516,321	24,942,081	26,516,321

Total First Lien Secured Debt							110,817,723	96,996,406

Second Lien Secured Debt—0.9%
Superior Digital Displays, LLC	07/01/2019	Media	16.00 (PIK 16.00	% %)	L+1,500	6,105,815	6,105,815	5,920,164

Preferred Equity—1.5% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	143,183	14,318,325	9,599,721
Superior Digital Displays Holdings, Inc.	—	Media	15.00%		—	224,282	10,600,000	—

Total Preferred Equity							24,918,325	9,599,721

Common Equity—0.0% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	65,933	24,761,831	—
RAM Energy Holdings LLC	—	Energy and Utilities	—		—	23,141	20,824,388	—
Superior Digital Displays Holdings, Inc.	—	Media	—		—	11,100	2,211,000	—

Total Common Equity							47,797,219	—

Total Investments in Controlled, Affiliated Portfolio Companies							189,639,082	112,516,291

Total Investments—204.7%							1,400,462,641	1,325,543,779

Cash and Cash Equivalents—7.0%
BlackRock Federal FD Instl 30							9,893,987	9,893,987
BNY Mellon Cash Reserve and Cash							35,441,238	35,446,589

Total Cash and Cash Equivalents							45,335,225	45,340,576

Total Investments and Cash Equivalents—211.7%							$1,445,797,866	$1,370,884,355

Liabilities in Excess of Other Assets—(111.7%)								(723,365,406)
Net Assets—100.0%								$647,518,949

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is not subject to a LIBOR or Prime rate floor.
(8)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(9)	Non-U.S. company or principal place of business outside the U.S.
(10)	Investment is held through our Taxable Subsidiaries (See Note 1).
(11)	Par amount is denominated in British Pounds (£) or in Euros (€) as denoted.
(12)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—126.4% (1), (2)
First Lien Secured Debt—38.7%
AP Gaming I, LLC	12/21/2020	Hotels, Motels, Inns and Gaming	9.25%		L+825		23,333,361	$23,071,460	$22,210,559
Broder Bros., Co., Tranche A	06/03/2021	Consumer Products	7.00%		L+575		9,150,000	8,989,610	9,085,577
Broder Bros., Co., Tranche B	06/03/2021	Consumer Products	13.50%		L+1,225		9,225,000	9,058,699	9,160,048
Hollander Sleep Products, LLC	10/21/2020	Consumer Products	9.00%		L+800		4,372,074	4,323,938	4,284,632
Interior Specialists, Inc.	06/30/2020	Building Materials	9.00%		L+800		24,985,195	24,786,989	24,985,195
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	10.00%		L+900		14,522,529	14,273,869	14,244,486
LSF9 Atlantis Holdings, LLC	01/15/2021	Retail	10.00%		L+900		38,391,045	37,888,445	38,391,045
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%		—		14,250,000	14,156,176	13,359,375
Robertshaw US Holding Corp.	06/18/2019	Electronics	8.50%		L+700		15,948,113	15,875,684	15,970,121
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		18,306,549	18,075,370	18,215,016
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	11.27%		L+1,075	(7)	28,859,421	28,349,720	28,859,421
Trust Inns Limited (9), (11), (12)	02/12/2020	Buildings and Real Estate	10.88%		L+1,050	(7)	£22,512,751	35,990,065	28,703,752
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	10.00%		L+900		8,651,563	8,651,563	8,651,563
U.S. Well Services, LLC	05/02/2019	Oil and Gas	14.02 (PIK 14.02	% %)	L+1,350	(7)	14,988,321	14,796,715	12,912,527

Total First Lien Secured Debt								258,288,303	249,033,317

Second Lien Secured Debt—61.0%
American Gilsonite Company (5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	—	(6)	—		25,400,000	25,400,000	17,780,000
Balboa Capital Corporation (12)	03/04/2022	Financial Services	13.75%		—		28,500,000	28,253,554	28,500,000
Bennu Oil & Gas, LLC	11/01/2018	Oil and Gas	—	(6)	—		26,979,281	25,422,260	8,633,370
Howard Berger Co. LLC	09/30/2020	Distribution	11.00%		L+1,000		41,250,000	39,419,316	37,125,000
Intermediate Transportation 100, LLC (5)	03/01/2017	Cargo Transport	—	(6)	—		4,887,760	3,739,797	2,932,656
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175		51,775,000	51,362,786	51,775,000
MailSouth, Inc.	10/22/2021	Printing and Publishing	11.50%		L+1,050		26,425,000	25,926,258	26,425,000
Novitex Acquisition, LLC	07/07/2021	Business Services	12.25%		L+1,100		41,250,000	40,929,816	41,250,000
Parq Holdings Limited Partnership (9), (12)	12/17/2021	Hotels, Motels, Inns and Gaming	13.00%		L+1,200		75,000,000	75,000,000	76,229,058
Penton Media, Inc.	10/02/2020	Media	9.00%		L+775		18,270,159	18,101,798	18,201,646
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	10.25%		L+900		56,750,000	56,202,295	56,087,727
Prime Security Services Borrower, LLC	07/01/2022	Personal, Food and Miscellaneous Services	9.75%		L+875		14,798,077	14,613,655	15,029,371
VT Buyer Acquisition Corp.	01/30/2023	Business Services	10.75%		L+975		12,862,500	12,441,130	12,862,500

Total Second Lien Secured Debt								416,812,665	392,831,328

Subordinated Debt/Corporate Notes—15.9%
Alegeus Technologies, LLC	02/15/2019	Financial Services	13.00%		L+1,200		8,930,000	8,844,669	8,831,201
Cascade Environmental LLC	08/20/2021	Environmental Services	12.00%		—		32,675,553	32,055,101	32,675,553
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	13.00 (PIK 1.75	% %)	—		11,035,083	10,937,329	10,538,501
Goldsun Trading Limited (9), (11), (12)	02/19/2018	Healthcare, Education and Childcare	14.50 (PIK 6.00	% %)	L+1,000		£8,375,600	12,306,414	10,855,976
Randall-Reilly, LLC	04/15/2020	Other Media	12.00%		—		26,500,000	26,617,239	26,309,750
Roto Holdings, Inc.	05/13/2021	Manufacturing / Basic Industries	11.00%		—		13,300,000	13,090,281	13,300,000

Total Subordinated Debt/Corporate Notes								103,851,033	102,510,981

Preferred Equity/Partnership Interests—0.8% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—		211	500,000	128,457
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—		949	949,050	1,081,633
Convergint Technologies Holdings, LLC	—	Electronics	8.00%		—		2,375	2,088,121	2,396,892
HW Holdco, LLC	—	Other Media	8.00%		—		3,591	—	32,476
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—		—		1,197	1,197,000	1,404,944

Total Preferred Equity/Partnership Interests								4,734,171	5,044,402

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—10.0% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	$—	$—
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—	1	950	1,083
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—		—	933	586,975	1,192,535
Autumn Games, LLC	—	Broadcasting and Entertainment	—		—	1,333,330	3,000,000	—
Cardinal Logistics Holdings LLC (10) (Intermediate Transportation 100, LLC)	—	Cargo Transport	—		—	137,923	2,111,588	—
Cascade Environmental LLC (10)	—	Environmental Services	—		—	23,600	2,360,000	5,194,738
CI (Galls) Prime Investment Holdings, LLC (10)	—	Distribution	—		—	1,745,639	1,745,639	3,637,907
Convergint Technologies Holdings, LLC	—	Electronics	—		—	2,375	—	2,671,422
e.l.f. Beauty, Inc.	—	Consumer Products	—		—	938,399	2,513,193	25,141,220
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Building Materials	—		—	4,277	217,635	354,555
HW Holdco, LLC	—	Other Media	—		—	388,378	—	3,512,420
Kadmon Holdings, Inc.	—	Healthcare, Education and Childcare	—		—	252,014	2,265,639	1,849,783
LaMi Acquisition, LLC (10)	—	Distribution	—		—	19	493,280	526,382
Lariat ecoserv Co-Invest Holdings, LLC (10)	—	Environmental Services	—		—	1,000,000	1,000,000	—
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—		—	3,000	3,000,000	5,959,292
Patriot National, Inc.	—	Insurance	—		—	100,885	238,038	908,974
Power Products Holdings, LLC, Class A Units (10)	—	Electronics	—		—	1,350,000	901,263	1,223,409
Power Products Holdings, LLC, Class B Units (10)	—	Electronics	—		—	150,000	142,300	2,800,010
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—		—	1,330	133,000	1,022,594
Vestcom Parent Holdings, Inc.	—	Printing and Publishing	—		—	211,797	793,873	8,051,139

Total Common Equity/Partnership Interests/Warrants							21,503,373	64,047,463

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							805,189,545	813,467,491

Investments in Non-Controlled, Affiliated Portfolio Companies—33.5% (1), (2)
First Lien Secured Debt—8.3%
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.75%		L+975	23,522,250	23,114,058	23,522,250
Corfin Industries LLC (Revolver) (8)	11/25/2020	Aerospace and Defense	—		—	1,942,623	—	—
PAS Technologies, Inc.	03/21/2017	Aerospace and Defense	6.01 (PIK 1.00	% %)	L+500	4,434,295	3,357,949	3,946,523
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	22,764,911	22,613,930	22,764,911
TRAK Acquisition Corp. (Revolver)	11/22/2016	Business Services	12.00%		L+1,050	3,000,000	3,000,000	3,000,000

Total First Lien Secured Debt							52,085,937	53,233,684

Second Lien Secured Debt—3.9%
Affinion Group, Inc.	10/31/2018	Consumer Products	8.50%		L+700	18,000,000	16,960,967	15,825,060
EnviroSolutions Real Property Holdings, Inc.	12/26/2017	Environmental Services	9.00%		L+800	9,409,740	9,307,548	9,409,740

Total Second Lien Secured Debt							26,268,515	25,234,800

Subordinated Debt/Corporate Notes—11.7%
Affinion International Holdings Limited (5), (9), (12)	07/30/2018	Consumer Products	7.50 (PIK 4.00	% %)	—	9,858,025	8,946,674	8,995,448
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	—	(6)	—	14,735,238	12,340,534	2,799,695
ETX Energy, LLC (f/k/a New Gulf Resources, LLC), Convertible Note (5)	05/03/2021	Oil and Gas	12.50 (PIK 12.50	% %)	—	25,297,664	36,473,119	35,416,730
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,841,741	27,908,663

Total Subordinated Debt/Corporate Notes							85,602,068	75,120,536

Preferred Equity—0.7% (6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	4,287,107

Common Equity/Partnership Interests/Warrants—8.9% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—		—	859,496	30,503,493	32,115,042
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—		—	37,181	10,265,972	173,844
Corfin InvestCo, L.P.	—	Aerospace and Defense	—		—	11,250	1,125,000	2,330,813
Corfin InvestCo, L.P. (8)	—	Aerospace and Defense	—		—	11,250	—	—
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	—
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	—
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	143,668	11,960,702	13,112,260
ETX Energy, LLC (f/k/a New Gulf Resources, LLC) (10)	—	Oil and Gas	—		—	113,610	—	—
ETX Energy Management Company, LLC (f/k/a NGR Management Company LLC) (10)	—	Oil and Gas	—		—	119,603	—	—
New Service Champ Holdings, Inc.	—	Auto Sector	—		—	16,800	2,721,600	6,989,362
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	—
TRAK Acquisition Corp.	—	Business Services	—		—	491,755	188,837	2,595,099

Total Common Equity/Partnership Interests/Warrants							78,461,046	57,316,420

Total Investments in Non-Controlled, Affiliated Portfolio Companies							262,476,906	215,192,547

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Controlled, Affiliated Portfolio Companies—19.4% (1), (2)
First Lien Secured Debt—14.7%
RAM Energy LLC	07/18/2019	Energy and Utilities	10.00 (PIK 10.00	% %)	L+800	84,606,067	$83,653,689	$68,319,399
Superior Digital Displays, LLC	12/31/2018	Media	14.00 (PIK 14.00	% %)	L+1,300	26,516,321	24,845,647	26,516,321

Total First Lien Secured Debt							108,499,336	94,835,720

Second Lien Secured Debt—1.2%
Superior Digital Displays, LLC	07/01/2019	Media	16.00 (PIK 16.00	% %)	L+1,500	8,675,815	8,675,815	7,346,315

Preferred Equity—3.1% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	143,183	14,318,325	20,151,529
Superior Digital Displays Holdings, Inc.	—	Media	15.00%		—	103,916	7,000,000	—

Total Preferred Equity							21,318,325	20,151,529

Common Equity—0.4% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	65,933	24,761,831	2,686,073
RAM Energy Holdings LLC	—	Energy and Utilities	—		—	23,141	20,824,388	—
Superior Digital Displays Holdings, Inc.	—	Media	—		—	11,100	2,211,000	—

Total Common Equity							47,797,219	2,686,073

Total Investments in Controlled, Affiliated Portfolio Companies							186,290,695	125,019,637

Total Investments—179.3%							1,253,957,146	1,153,679,675

Cash and Cash Equivalents—11.8%
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							64,897,736	64,897,736
BNY Mellon Cash Reserve and Cash							10,719,397	10,710,377

Total Cash and Cash Equivalents							75,617,133	75,608,113

Total Investments and Cash Equivalents—191.1%							$1,329,574,279	$1,229,287,788

Liabilities in Excess of Other Assets—(91.1%)								(585,920,932)
Net Assets—100.0%								$643,366,856

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK, interest and other fee rates, if any.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is not subject to a LIBOR or Prime rate floor.
(8)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(9)	Non-U.S. company or principal place of business outside the U.S.
(10)	Investment is held through our consolidated Taxable Subsidiaries (See Note 1).
(11)	Par amount is denominated in British Pounds.
(12)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016

(Unaudited)

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. PennantPark Investment’s objective is to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of senior secured debt, mezzanine debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes trade on the New York Stock Exchange, or the NYSE, under the symbol “PNTA.”

We have entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. We have also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds under a separate administration agreement. See Note 3.

Our wholly owned subsidiaries, SBIC I and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC I and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment selection criteria used by PennantPark Investment.

We have formed and expect to continue to form certain Taxable Subsidiaries, which are subject to tax as corporations. These Taxable Subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while allowing us to maintain our ability to qualify as a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC 946, Financial Services – Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a)   Investment Valuations

We expect that there may not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b)   Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments, our Credit Facility and our Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c)   Income Taxes

We have complied with the requirements of Subchapter M of the Code and have qualified to be treated as a RIC for federal income tax purposes. As a result, we account for income taxes using the asset and liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC, we do not anticipate paying any material level of federal income taxes. Although we generally do not incur federal income taxes as a RIC for federal income tax purposes, we may elect to retain a portion of our calendar year income, which may result in an excise tax, or we may incur taxes through our Taxable Subsidiaries. For the three months ended December 31, 2016 and 2015, we recorded a provision for taxes of $0.4 million and $1.3 million, respectively.

We recognize the effect of a tax position in our Consolidated Financial Statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense or benefit. We did not have any material uncertain tax positions or any unrecognized tax benefits that met the recognition or measurement criteria of ASC 740-10-25 as of the periods presented herein.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d)   Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e)   Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

(f)   Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our SBIC Funds and our Taxable Subsidiaries in our Consolidated Financial Statements.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2017. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee, or collectively referred to as Management Fees.

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016 and 2015, the Investment Adviser earned a base management fee of $5.3 million (after a waiver of $1.0 million) and $5.5 million (after a waiver of $1.0 million), respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. Since December 31, 2015 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of incentive fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2016 and 2015, the Investment Adviser earned an incentive fee of $2.9 million (after a waiver of $0.5 million) and $3.2 million (after a waiver of $0.6 million), respectively, from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For each of the three months ended December 31, 2016 and 2015, the Investment Adviser did not earn an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments and foreign currencies held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation, if any, will be realized in the future. For each of the three months ended December 31, 2016 and 2015, the Investment Adviser did not accrue such an incentive fee.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2017. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, PennantPark Investment has agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and PennantPark Investment’s allocable portion of the costs of compensation and related expenses for its Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on PennantPark Investment’s behalf, managerial assistance to portfolio companies to which PennantPark Investment is required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the three months ended December 31, 2016 and 2015, the Investment Adviser was reimbursed $0.5 million and $0.3 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

4. INVESTMENTS

Purchases of investments, including PIK interest, for the three months ended December 31, 2016 and 2015 totaled $232.1 million and $134.8 million, respectively. Sales and repayments of investments for the same periods totaled $64.2 million and $108.1 million, respectively. For the three months ended December 31, 2016, the Company bought $5.0 million in total investments from an affiliated fund managed by our Investment Adviser in accordance with, and pursuant to procedures adopted under, Rule 17a-7 of the 1940 Act. The affiliated fund realized a gain of less than $0.1 million.

Investments, cash and cash equivalents consisted of the following:

	December 31, 2016		September 30, 2016
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$543,041,856	$522,190,511	$418,873,576	$397,102,721
Second lien	441,804,534	442,872,294	451,756,995	425,412,443
Subordinated debt / corporate notes	211,801,413	206,702,440	189,453,101	177,631,517
Equity	203,814,838	153,778,534	193,873,474	153,532,994

Total investments	1,400,462,641	1,325,543,779	1,253,957,146	1,153,679,675

Cash and cash equivalents	45,335,225	45,340,576	75,617,133	75,608,113

Total investments, cash and cash equivalents	$1,445,797,866	$1,370,884,355	$1,329,574,279	$1,229,287,788

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	December 31, 2016	September 30, 2016
Hotels, Motels, Inns and Gaming	17%	13%
Consumer Products	8	9
Personal, Food and Miscellaneous Services	7	8
Aerospace and Defense	6	5
Business Services	6	7
Energy and Utilities	5	6
Environmental Services	5	5
Financial Services	5	3
Distribution	4	6
Electronics	4	2
Manufacturing / Basic Industries	4	4
Oil and Gas	4	5
Auto Sector	3	3
Healthcare, Education and Childcare	3	2
Retail	3	3
Buildings and Real Estate	2	2
Building Materials	2	2
Media	2	5
Other Media	2	3
Printing and Publishing	2	3
Diversified Natural Resources, Precious Metals and Minerals	1	—
Other	5	4

Total	100%	100%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, Fair Value Measurement, or ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of senior secured debt, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments valued using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. During the three months ended December 31, 2016 and 2015, our ability to observe valuation inputs resulted in no reclassifications and one reclassification of an asset from Level 2 to 1, respectively.

In addition to using the above inputs in cash equivalents, investments, our Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids typically include a disclaimer, have no corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value on an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment. Generally, an increase in a market yield will result in a decrease in the valuation of a debt investment, while a decrease in a market yield will have the opposite effect. Generally, an increase in an EBITDA multiple will result in an increase in the valuation of an investment, while a decrease in an EBITDA will have the opposite effect.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

Our Level 3 valuations techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$126,200,242	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	159,739,313	Market Comparable	Broker/Dealer bids or quotes	N/A
Subordinated debt / corporate notes	9,652,978	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	395,990,269	Market Comparable	Market Yield	9.8% – 18.0% (13.0%)
Second lien	296,166,981	Market Comparable	Market Yield	9.6% – 18.0% (13.5%)
Subordinated debt / corporate notes	184,015,462	Market Comparable	Market Yield	11.0% – 18.6% (10.7%)
Equity	125,589,910	Enterprise Market Value	EBITDA multiple	5.5x – 15.5x (8.8x)

Total Level 3 investments	$1,297,355,155

Long-Term Credit Facility	$136,122,503	Market Comparable	Market Yield	3.7%

Asset Category	Fair Value at September 30, 2016	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$35,569,934	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	122,923,804	Market Comparable	Broker/Dealer bids or quotes	N/A
Subordinated debt / corporate notes	8,995,448	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	361,532,787	Market Comparable	Market Yield	8.8% – 21.7% (13.1%)
Second lien	302,488,639	Market Comparable	Market Yield	9.5% – 17.3% (13.1%)
Subordinated debt / corporate notes	168,636,069	Market Comparable	Market Yield	11.0% – 15.7% (10.2%)
Equity	125,633,017	Enterprise Market Value	EBITDA multiple	5.0x – 15.5x (8.2x)

Total Level 3 investments	$1,125,779,698

Long-Term Credit Facility	$39,551,187	Market Comparable	Market Yield	3.8%

Our investments, cash and cash equivalents, Credit Facility and our Notes were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at December 31, 2016
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,171,765,245	$—	$—	$1,171,765,245
Equity investments	153,778,534	1,817,390	26,371,234	125,589,910

Total investments	1,325,543,779	1,817,390	26,371,234	1,297,355,155
Cash and cash equivalents	45,340,576	45,340,576	—	—

Total investments, cash and cash equivalents	$1,370,884,355	$47,157,966	$26,371,234	$1,297,355,155

Long-Term Credit Facility	$136,122,503	$—	$—	$136,122,503
2019 Notes	250,635,000	—	250,635,000	—
2025 Notes	71,535,000	71,535,000	—	—

Total debt	$458,292,503	$71,535,000	$250,635,000	$136,122,503

	Fair Value at September 30, 2016
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,000,146,681	$—	$—	$1,000,146,681
Equity investments	153,532,994	2,758,757	25,141,220	125,633,017

Total investments	1,153,679,675	2,758,757	25,141,220	1,125,779,698
Cash and cash equivalents	75,608,113	75,608,113	—	—

Total investments, cash and cash equivalents	$1,229,287,788	$78,366,870	$25,141,220	$1,125,779,698

Long-Term Credit Facility	$39,551,187	$—	$—	$39,551,187
2019 Notes	254,175,000	—	254,175,000	—
2025 Notes	72,618,000	72,618,000	—	—

Total debt	$366,344,187	$72,618,000	$254,175,000	$39,551,187

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Three Months Ended December 31, 2016
Description	Debt investments	Equity investments	Totals
Beginning Balance	$1,000,146,681	$125,633,017	$1,125,779,698
Net realized (losses) gains	(34,173,159)	11,800,414	(22,372,745)
Net unrealized appreciation (depreciation)	35,054,433	(9,984,472)	25,069,961
Purchases, PIK interest, net discount accretion and non-cash exchanges	226,774,334	11,778,800	238,553,134
Sales, repayments and non-cash exchanges	(56,037,044)	(13,637,849)	(69,674,893)
Transfers in/out of Level 3	—	—	—

Ending Balance	$1,171,765,245	$125,589,910	$1,297,355,155

Net change in unrealized appreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$11,161,106	$252,650	$11,413,756

	Three Months Ended December 31, 2015
Description	Debt investments	Equity investments	Totals
Beginning Balance	$1,194,257,869	$103,169,586	$1,297,427,455
Net realized (losses) gains	(27,123,807)	1,691,446	(25,432,361)
Net unrealized depreciation	(35,926,407)	(3,177,458)	(39,103,865)
Purchases, PIK interest, net discount accretion and non-cash exchanges	104,756,425	31,628,493	136,384,918
Sales, repayments and non-cash exchanges	(104,127,278)	(3,941,446)	(108,068,724)
Transfers in/out of Level 3	—	—	—

Ending Balance	$1,131,836,802	$129,370,621	$1,261,207,423

Net change in unrealized (depreciation) appreciation reported within the net change in unrealized (depreciation) appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(59,533,459)	$2,796,027	$(56,737,432)

The table below shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

Long-Term Credit Facility (1)	Three Months Ended December 31,
	2016	2015
Beginning Balance (cost – $50,339,700 and $106,864,300, respectively)	$39,551,187	$102,356,860
Net change in unrealized depreciation included in earnings	(1,207,684)	(3,805,775)
Borrowings (2)	110,260,000	126,316,923
Repayments (2)	(12,481,000)	(105,185,900)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost – $148,118,700 and $127,995,323, respectively)	$136,122,503	$119,682,108
Temporary draws outstanding, at cost	—	15,000,000

Ending Balance (cost – $148,118,700 and $142,995,323, respectively)	$136,122,503	$134,682,108

(1)	The carrying value of our consolidated financial liabilities approximates fair value.
(2)	Excludes temporary draws.

As of December 31, 2016, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value from foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£30,000,000	$48,858,700	$37,069,530	January 3, 2017	$(11,789,170)
Euro	€44,000,000	45,760,000	46,409,088	January 3, 2017	649,088

		$94,618,700	$83,478,618		$(11,140,082)

As of September 30, 2016, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value from foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£31,000,000	$50,339,700	$40,180,433	October 3, 2016	$(10,159,267)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our Notes. We elected to use the fair value option for the Credit Facility and our Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility and our Notes are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the three months ended December 31, 2016 and 2015, our Credit Facility and our Notes had a net change in unrealized depreciation of $5.8 million and $7.7 million, respectively. As of December 31, 2016 and September 30, 2016, net unrealized depreciation on our Credit Facility and our Notes totaled $11.1 million and $5.2 million, respectively. We use a nationally recognized independent valuation service to fair value of our Credit Facility and our 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value investments. Our 2025 Notes trade on the NYSE under the ticker “PNTA” and we use the closing price on the exchange to determine their fair value.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the three months ended December 31, 2016 were as follows:

Name of Investment	Fair Value at September 30, 2016 (1)	Purchases of / Advances to Affiliates (1), (2)	Sale of / Distributions from Affiliates (1)	Income Accrued	Fair Value at December 31, 2016 (1)	Net Realized Gains (Losses)
Controlled Affiliates
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	$22,837,602	$—	$—	$—	$9,599,721	$—
RAM Energy LLC	68,319,399	2,138,653	—	2,264,465	70,480,085	—
Superior Digital Displays Holdings, Inc.	33,862,636	3,600,000	(2,570,000)	1,381,599	32,436,485	—
Non-Controlled Affiliates
Affinion Group Holdings, Inc.	57,109,394	197,160	—	817,473	61,101,083	—
American Gilsonite Company (3)	—	—	—	5,969	18,130,545	—
Cano Health, LLC (3)	—	11,803,500	—	52,311	11,803,500	—
Corfin Industries LLC	25,853,063	—	(59,250)	675,462	26,069,202	—
DirectBuy Holdings, Inc.	2,799,695	—	—	—	1,669,502	—
EnviroSolutions Holdings, Inc.	22,522,000	—	—	230,873	22,760,675	—
ETX Energy, LLC	35,416,730	—	—	193,544	45,742,822	—
PAS International Holdings, Inc.	8,233,630	14,052	(11,132)	616,258	15,523,777	—
Service Champ, Inc.	34,898,025	—	—	913,797	35,537,758	—
TRAK Acquisition Corp.	28,360,010	9,000,000	(9,250,000)	742,494	28,456,462	—

Total Controlled and Non-Controlled Affiliates	$340,212,184	$26,753,365	$(11,890,382)	$7,894,245	$379,311,617	$—

(1)	Excludes delayed draw investments.
(2)	Includes PIK.
(3)	Became a non-controlled affiliate during the three months ended December 31, 2016.

7. CHANGE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Three Months Ended December 31,
	2016	2015
Numerator for net increase (decrease) in net assets resulting from operations	$24,049,127	$(40,755,183)
Denominator for basic and diluted weighted average shares	71,060,836	72,740,547
Basic and diluted net increase (decrease) in net assets resulting from operations per share	$0.34	$(0.56)

8. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out our positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of December 31, 2016 and September 30, 2016, cash and cash equivalents consisted of $45.3 million and $75.6 million, respectively, at fair value.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Three Months Ended December 31,
	2016	2015
Per Share Data:
Net asset value, beginning of period	$9.05	$9.82
Net investment income (1)	0.21	0.23
Net realized and unrealized gain (loss) (1)	0.13	(0.79)

Net increase (decrease) in net assets resulting from operations (1)	0.34	(0.56)
Distributions to stockholders (1), (2)	(0.28)	(0.28)
Repurchase of common stock (1)	—	0.04

Net asset value, end of period	$9.11	$9.02

Per share market value, end of period	$7.66	$6.18

Total return* (3)	5.51%	(0.28)%
Shares outstanding at end of period	71,060,836	71,745,710

Ratios**/ Supplemental Data:
Ratio of operating expenses to average net assets (4), (5)	6.23%	6.13	% (6)
Ratio of interest and expenses on debt to average net assets	4.15%	3.84%

Ratio of total expenses to average net assets (5)	10.38%	9.97	%(6)
Ratio of net investment income to average net assets	9.28%	10.17	%(6)
Net assets at end of period	$647,518,949	$647,309,399

Weighted average debt outstanding (7)	$597,533,598	$598,313,633

Weighted average debt per share (1), (7)	$8.41	$8.23
Asset coverage per unit (8)	$2,412	$2,422
Portfolio turnover ratio	21.20%	34.28%

*	Not annualized for periods less than one year.

**	Annualized for periods less than one year.

(1)	Based on the weighted average shares outstanding for the respective periods.

(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.

(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.

(4)	Excludes debt related costs.

(5)	For the three months ended December 31, 2016 and 2015, the ratio of operating expenses before the waiver of Management Fees to average net assets was 7.18% and 7.07%, respectively, and the ratio of total expenses before the waiver of Management Fees to average net assets was 11.33% and 10.91%, respectively.

(6)	Does not annualize provision for taxes.

(7)	Includes SBA debentures outstanding.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBA debentures from our asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.

10. DEBT

Our annualized weighted average cost of debt for the three months ended December 31, 2016 and 2015, inclusive of the fee on the undrawn commitment on the Credit Facility and amortized upfront fees on SBA debentures but excluding debt issuance costs, was 4.51% and 4.50%, respectively. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

Credit Facility

As of December 31, 2016, we had a $545 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of December 31, 2016 and September 30, 2016, there was $148.1 million and $50.3 million, respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate of 2.63% and 2.76%, as of December 31, 2016 and September 30, 2016, respectively, excluding the undrawn commitments fees of 0.375%. The Credit Facility is a five-year revolving facility with a stated maturity date of June 25, 2019, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

SBA Debentures

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC I with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of December 31, 2016. We have funded SBIC II with $52.5 million of equity capital, and it had SBA debentures outstanding of $47.5 million and commitments from the SBA for another $27.5 million of debentures. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

As of December 31, 2016 and September 30, 2016, our SBIC Funds had $225.0 million in debt commitments, of which $197.5 million was drawn, respectively. As of December 31, 2016 and September 30, 2016, the unamortized fees on the SBA debentures was $4.1 million and $4.3 million, respectively. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures as of December 31, 2016 and September 30, 2016 were as follows:

Issuance Dates	Maturity	Fixed All-in coupon rate (1)	Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000

Weighted Average Rate / Total		3.44%	$197,500,000

(1)	Excludes 3.43% of upfront fees.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of December 31, 2016, our SBIC Funds were in compliance with their regulatory requirements.

2019 Notes

As of December 31, 2016 and September 30, 2016, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

2025 Notes

As of December 31, 2016 and September 30, 2016, we had $71.3 million in aggregate principal amount of 2025 Notes outstanding. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt and equity investments, if any, are disclosed in the Consolidated Schedules of Investments. As of December 31, 2016 and September 30, 2016, we had $7.6 million and $3.1 million, respectively, in commitments to fund investments.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

We must determine which, if any, of our unconsolidated controlled portfolio companies is a “significant subsidiary” within the meaning of Regulation S-X. We have determined that, as of December 31, 2016 and September 30, 2016, RAM Energy Holdings LLC triggered at least one of the significance tests. RAM Energy Holdings LLC became a controlled affiliated investment as of September 30, 2015. As a result and in accordance with Rule 4-08(g) of Regulation S-K, presented below is summarized unaudited financial information for RAM Energy Holdings LLC as of December 31, 2016 and September 30, 2016 as well as for the three months ended December 31, 2016 and 2015.

Balance Sheet	December 31, 2016	September 30, 2016
Current assets	$1,699,593	$1,871,645
Noncurrent assets	29,503,764	35,306,598
Current liabilities	6,410,604	4,338,002
Noncurrent liabilities	91,208,666	90,737,483

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

DECEMBER 31, 2016

(Unaudited)

	Three Months Ended December 31,
Income Statement	2016	2015
Total revenue	$1,828,378	$2,402,530
Total expenses	10,347,049	28,237,445

Net loss	(8,518,671)	(25,834,915)

Management’s Report on Internal Control Over Financial Reporting

The management of PennantPark Investment Corporation (except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark Investment” refer to PennantPark Investment Corporation and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of September 30, 2016. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

PennantPark Investment’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of PennantPark Investment, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of PennantPark Investment’s internal control over financial reporting as of September 30, 2016. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 Internal Control—Integrated Framework. Based on the assessment management believes that, as of September 30, 2016, our internal control over financial reporting is effective based on those criteria.

PennantPark Investment’s independent registered public accounting firm has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2016. This report appears on page 47.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have audited the accompanying consolidated statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries (collectively referred to as the “Company”), including the consolidated schedules of investments as of September 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodians and/or portfolio companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PennantPark Investment Corporation and its Subsidiaries as of September 30, 2016 and 2015, and the results of their operations, changes in net assets and their cash flows for each of the three years in the period then ended September 30, 2016, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), PennantPark Investment Corporation and its Subsidiaries’ internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013, and our report dated November 21, 2016 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ RSM US LLP

New York, New York

November 21, 2016

Report of Independent Registered Public Accounting Firm

On Internal Control Over Financial Reporting

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have audited PennantPark Investment Corporation and its Subsidiaries’ (collectively referred to as the “Company”) internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, PennantPark Investment Corporation and its Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by COSO in 2013.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries, including the schedules of investments as of September 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2016 and our report dated November 21, 2016 expressed an unqualified opinion on those financial statements.

/s/ RSM US LLP

New York, New York

November 21, 2016

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2016	September 30, 2015
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$805,189,545 and $1,138,155,969, respectively)	$813,467,491	$1,096,719,079
Non-controlled, affiliated investments (cost—$262,476,906 and $133,693,295, respectively)	215,192,547	95,503,104
Controlled, affiliated investments (cost—$186,290,695 and $152,387,898, respectively)	125,019,637	106,825,650

Total of investments (cost—$1,253,957,146 and $1,424,237,162, respectively)	1,153,679,675	1,299,047,833
Cash and cash equivalents (cost—$75,617,133 and $49,637,415, respectively)	75,608,113	49,619,256
Interest receivable	7,032,858	7,590,197
Prepaid expenses and other assets	2,615,232	8,790,944

Total assets	1,238,935,878	1,365,048,230

Liabilities
Distributions payable	19,897,034	20,430,492
Payable for investments purchased	—	3,591,177
Credit Facility payable (cost—$50,339,700 and $136,864,300, respectively) (See Notes 5 and 11)	39,551,187	132,356,860
2019 Notes payable (par—$250,000,000) (See Notes 5 and 11)	254,175,000	253,102,500
SBA debentures payable (par—$197,500,000 and $150,000,000, respectively) (See Notes 5 and 11)	193,244,534	146,269,957
2025 Notes payable (par—$71,250,000) (See Notes 5 and 11)	72,618,000	71,136,000
Base management fee payable, net (See Note 3)	5,074,830	6,602,029
Performance-based incentive fee payable, net (See Note 3)	2,865,444	5,007,792
Interest payable on debt	7,520,113	7,638,514
Accrued other expenses	622,880	2,322,367

Total liabilities	595,569,022	648,457,688

Commitments and contingencies (See Note 12)
Net assets
Common stock, 71,060,836 and 72,966,043 shares issued and outstanding, respectively. Par value $0.001 per share and 100,000,000 shares authorized.	71,061	72,966
Paid-in capital in excess of par value	819,983,676	834,711,229
Undistributed (distributions in excess of) net investment income	3,119,380	(13,424,886)
Accumulated net realized (loss) gain on investments	(84,771,820)	18,919,305
Net unrealized depreciation on investments	(100,280,954)	(125,207,012)
Net unrealized depreciation on debt	5,245,513	1,518,940

Total net assets	$643,366,856	$716,590,542

Total liabilities and net assets	$1,238,935,878	$1,365,048,230

Net asset value per share	$9.05	$9.82

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2016	2015	2014
Investment income:
From non-controlled, non-affiliated investments:
Interest	$104,508,016	$130,647,588	$124,850,558
Other income	10,945,240	9,644,816	9,692,254
From non-controlled, affiliated investments:
Interest	13,055,367	11,694,525	5,656,300
Other income	80,521	175,937	—
From controlled, affiliated investments:
Interest	13,481,683	5,366,425	7,278,060
Other income	—	4,100,000	459,166

Total investment income	142,070,827	161,629,291	147,936,338

Expenses:
Base management fee (See Note 3)	24,852,898	26,695,653	24,291,420
Performance-based incentive fee (See Note 3)	16,018,790	20,564,559	17,832,129
Interest and expenses on debt (See Note 11)	27,601,242	26,355,081	20,260,652
Administrative services expenses (See Note 3)	3,566,667	2,686,765	2,953,423
Other general and administrative expenses	3,605,923	3,069,144	2,860,094

Expenses before Management Fees waiver, provision for taxes and debt issuance costs	75,645,520	79,371,202	68,197,718
Management Fees waiver (See Note 3)	(6,539,475)	—	—
Provision for taxes	2,350,000	—	72,603
Debt issuance costs (See Note 5)	—	—	8,337,500

Net expenses	71,456,045	79,371,202	76,607,821

Net investment income	70,614,782	82,258,089	71,328,517

Realized and unrealized (loss) gain on investments and debt:
Net realized (loss) gain on investments	(80,530,707)	30,111,694	30,235,265
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	48,052,466	(113,376,060)	468,076
Non-controlled and controlled, affiliated investments	(23,126,408)	(10,949,885)	11,993,189
Debt depreciation (appreciation) (See Notes 5 and 11)	3,726,573	1,710,510	(3,041,570)

Net change in unrealized appreciation (depreciation) on investments and debt	28,652,631	(122,615,435)	9,419,695

Net realized and unrealized (loss) gain from investments and debt	(51,878,076)	(92,503,741)	39,654,960

Net increase (decrease) in net assets resulting from operations	$18,736,706	$(10,245,652)	$110,983,477

Net increase (decrease) in net assets resulting from operations per common share	$0.26	$(0.14)	$1.66

Net investment income per common share	$0.99	$1.10	$1.06

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2016	2015	2014
Net increase (decrease) in net assets from operations:
Net investment income	$70,614,782	$82,258,089	$71,328,517
Net realized (loss) gain on investments	(80,530,707)	30,111,694	30,235,265
Net change in unrealized appreciation (depreciation) on investments	24,926,058	(124,325,945)	12,461,265
Net change in debt depreciation (appreciation)	3,726,573	1,710,510	(3,041,570)

Net increase (decrease) in net assets resulting from operations	18,736,706	(10,245,652)	110,983,477

Distributions to stockholders:
Distribution of net investment income	(58,068,894)	(83,275,238)	(76,937,761)
Distribution of realized gains	(21,711,007)	—	—

Total distributions to stockholders	(79,779,901)	(83,275,238)	(76,937,761)

Capital transactions:
Public offerings	—	—	98,855,000
Offering costs	—	—	(3,465,650)
Repurchase of common stock	(12,180,491)	(17,898,517)	—
Reinvestment of distributions	—	—	1,068,684

Net (decrease) increase in net assets resulting from capital transactions	(12,180,491)	(17,898,517)	96,458,034

Net (decrease) increase in net assets	(73,223,686)	(111,419,407)	130,503,750
Net assets:
Beginning of year	716,590,542	828,009,949	697,506,199

End of year	$643,366,856	$716,590,542	$828,009,949

Undistributed (distributions in excess of) net investment income, end of year	$3,119,380	$(13,424,886)	$(11,802,580)

Capital share activity:
Shares of common stock (repurchased) / issued from public offerings	(1,905,207)	(2,126,868)	8,500,000

Shares issued from reinvestment of distributions	—	—	93,584

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2016	2015	2014
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$18,736,706	$(10,245,652)	$110,983,477
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation on investments	(24,926,058)	124,325,945	(12,461,265)
Net change in unrealized (depreciation) appreciation on debt	(3,726,573)	(1,710,510)	3,041,570
Net realized loss (gain) on investments	80,530,707	(30,111,694)	(30,235,265)
Net accretion of discount and amortization of premium	(5,251,804)	(6,341,502)	(8,027,104)
Purchase of investments	(330,552,035)	(461,293,170)	(795,089,483)
Payment-in-kind income	(15,123,817)	(13,869,582)	(10,961,812)
Proceeds from dispositions of investments	439,738,846	390,474,733	625,551,026
Decrease (increase) in interest receivable	557,339	6,113,328	(2,808,632)
Decrease (increase) in prepaid expenses and other assets	6,175,712	474,481	(7,498,949)
Decrease in payable for investments purchased	(3,591,177)	(841,323)	(48,112,204)
(Decrease) increase in interest payable on debt	(118,401)	5,676,250	151,798
Amortization of deferred financing costs	626,452	554,756	514,542
(Decrease) increase in base management fee payable, net	(1,527,199)	216,926	965,546
(Decrease) increase in performance-based incentive fee payable, net	(2,142,348)	385,038	347,873
(Decrease) increase in accrued other expenses	(1,699,487)	(791,316)	1,103,877

Net cash provided by (used in) operating activities	157,706,863	3,016,708	(172,535,005)

Cash flows from financing activities:
Public offerings	—	—	98,855,000
Offering costs	—	—	(3,465,650)
Repurchase of common stock	(12,180,491)	(17,898,517)	—
Deferred financing costs	(1,151,875)	—	(750,000)
Distributions paid to stockholders	(80,313,359)	(83,870,760)	(73,462,877)
Borrowings under SBA debentures	47,500,000	—	—
Proceeds from 2019 and 2025 Notes issuances	—	—	250,000,000
Borrowings under Credit Facility	413,664,923	644,000,000	1,186,753,100
Repayments under Credit Facility	(500,189,523)	(562,362,000)	(1,277,026,800)

Net cash (used in) provided by financing activities	(132,670,325)	(20,131,277)	180,902,773

Net increase (decrease) in cash and cash equivalents	25,036,538	(17,114,569)	8,367,768
Effect of exchange rate changes on cash	952,319	215,143	(289,915)
Cash and cash equivalents, beginning of year	49,619,256	66,518,682	58,440,829

Cash and cash equivalents, end of year	$75,608,113	$49,619,256	$66,518,682

Supplemental disclosure of cash flow information:
Interest paid	$27,093,191	$20,124,075	$19,575,955

Taxes paid	$2,549,392	$61,748	$8,278

Distributions reinvested	$—	$—	$1,068,682

Non-cash exchanges and conversions	$62,949,729	$39,765,183	$59,126,053

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—126.4% (1), (2)
First Lien Secured Debt—38.7%
AP Gaming I, LLC	12/21/2020	Hotels, Motels, Inns and Gaming	9.25%		L+825		23,333,361	$23,071,460	$22,210,559
Broder Bros., Co., Tranche A	06/03/2021	Consumer Products	7.00%		L+575		9,150,000	8,989,610	9,085,577
Broder Bros., Co., Tranche B	06/03/2021	Consumer Products	13.50%		L+1,225		9,225,000	9,058,699	9,160,048
Hollander Sleep Products, LLC	10/21/2020	Consumer Products	9.00%		L+800		4,372,074	4,323,938	4,284,632
Interior Specialists, Inc.	06/30/2020	Building Materials	9.00%		L+800		24,985,195	24,786,989	24,985,195
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	10.00%		L+900		14,522,529	14,273,869	14,244,486
LSF9 Atlantis Holdings, LLC	01/15/2021	Retail	10.00%		L+900		38,391,045	37,888,445	38,391,045
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non- Precious Metals	11.50%		—		14,250,000	14,156,176	13,359,375
Robertshaw US Holding Corp.	06/18/2019	Electronics	8.50%		L+700		15,948,113	15,875,684	15,970,121
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		18,306,549	18,075,370	18,215,016
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	11.27%		L+1,075	(7)	28,859,421	28,349,720	28,859,421
Trust Inns Limited (9), (11), (12)	02/12/2020	Buildings and Real Estate	10.88%		L+1,050	(7)	22,512,751	35,990,065	28,703,752
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	10.00%		L+900		8,651,563	8,651,563	8,651,563
U.S. Well Services, LLC	05/02/2019	Oil and Gas	14.02 (PIK 14.02	% %)	L+1,350	(7)	14,988,321	14,796,715	12,912,527

Total First Lien Secured Debt								258,288,303	249,033,317

Second Lien Secured Debt—61.0%
American Gilsonite Company (5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	—	(6)	—		25,400,000	25,400,000	17,780,000
Balboa Capital Corporation (12)	03/04/2022	Financial Services	13.75%		—		28,500,000	28,253,554	28,500,000
Bennu Oil & Gas, LLC	11/01/2018	Oil and Gas	—	(6)	—		26,979,281	25,422,260	8,633,370
Howard Berger Co. LLC	09/30/2020	Distribution	11.00%		L+1,000		41,250,000	39,419,316	37,125,000
Intermediate Transportation 100, LLC (5)	03/01/2017	Cargo Transport	—	(6)	—		4,887,760	3,739,797	2,932,656
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175		51,775,000	51,362,786	51,775,000
MailSouth, Inc.	10/22/2021	Printing and Publishing	11.50%		L+1,050		26,425,000	25,926,258	26,425,000
Novitex Acquisition, LLC	07/07/2021	Business Services	12.25%		L+1,100		41,250,000	40,929,816	41,250,000
Parq Holdings Limited Partnership (9), (12)	12/17/2021	Hotels, Motels, Inns and Gaming	13.00%		L+1,200		75,000,000	75,000,000	76,229,058
Penton Media, Inc.	10/02/2020	Media	9.00%		L+775		18,270,159	18,101,798	18,201,646
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	10.25%		L+900		56,750,000	56,202,295	56,087,727
Prime Security Services Borrower, LLC	07/01/2022	Personal, Food and Miscellaneous Services	9.75%		L+875		14,798,077	14,613,655	15,029,371
VT Buyer Acquisition Corp.	01/30/2023	Business Services	10.75%		L+975		12,862,500	12,441,130	12,862,500

Total Second Lien Secured Debt								416,812,665	392,831,328

Subordinated Debt/Corporate Notes—15.9%
Alegeus Technologies, LLC	02/15/2019	Financial Services	13.00%		L+1,200		8,930,000	8,844,669	8,831,201
Cascade Environmental LLC	08/20/2021	Environmental Services	12.00%		—		32,675,553	32,055,101	32,675,553
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	13.00 (PIK 1.75	% %)	—		11,035,083	10,937,329	10,538,501
Goldsun Trading Limited (9), (11), (12)	02/19/2018	Healthcare, Education and Childcare	14.50 (PIK 6.00	% %)	L+1,000		8,375,600	12,306,414	10,855,976
Randall-Reilly, LLC	04/15/2020	Other Media	12.00%		—		26,500,000	26,617,239	26,309,750
Roto Holdings, Inc.	05/13/2021	Manufacturing / Basic Industries	11.00%		—		13,300,000	13,090,281	13,300,000

Total Subordinated Debt/Corporate Notes								103,851,033	102,510,981

Preferred Equity/Partnership Interests—0.8% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—		211	500,000	128,457
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—		949	949,050	1,081,633
Convergint Technologies Holdings, LLC	—	Electronics	8.00%		—		2,375	2,088,121	2,396,892
HW Holdco, LLC	—	Other Media	8.00%		—		3,591	—	32,476
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—		—		1,197	1,197,000	1,404,944

Total Preferred Equity/Partnership Interests								4,734,171	5,044,402

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—10.0% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	$—	$—
Alegeus Technologies Holdings Corp.	—	Financial Services	—		—	1	950	1,083
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—		—	933	586,975	1,192,535
Autumn Games, LLC	—	Broadcasting and Entertainment	—		—	1,333,330	3,000,000	—
Cardinal Logistics Holdings LLC (10) (Intermediate Transportation 100, LLC)	—	Cargo Transport	—		—	137,923	2,111,588	—
Cascade Environmental LLC (10)	—	Environmental Services	—		—	23,600	2,360,000	5,194,738
CI (Galls) Prime Investment Holdings, LLC (10)	—	Distribution	—		—	1,745,639	1,745,639	3,637,907
Convergint Technologies Holdings, LLC	—	Electronics	—		—	2,375	—	2,671,422
e.l.f. Beauty, Inc.	—	Consumer Products	—		—	938,399	2,513,193	25,141,220
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Building Materials	—		—	4,277	217,635	354,555
HW Holdco, LLC	—	Other Media	—		—	388,378	—	3,512,420
Kadmon Holdings, Inc.	—	Healthcare, Education and Childcare	—		—	252,014	2,265,639	1,849,783
LaMi Acquisition, LLC (10)	—	Distribution	—		—	19	493,280	526,382
Lariat ecoserv Co-Invest Holdings, LLC (10)	—	Environmental Services	—		—	1,000,000	1,000,000	—
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—		—	3,000	3,000,000	5,959,292
Patriot National, Inc.	—	Insurance	—		—	100,885	238,038	908,974
Power Products Holdings, LLC, Class A Units (10)	—	Electronics	—		—	1,350,000	901,263	1,223,409
Power Products Holdings, LLC, Class B Units (10)	—	Electronics	—		—	150,000	142,300	2,800,010
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—		—	1,330	133,000	1,022,594
Vestcom Parent Holdings, Inc.	—	Printing and Publishing	—		—	211,797	793,873	8,051,139

Total Common Equity/Partnership Interests/Warrants							21,503,373	64,047,463

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							805,189,545	813,467,491

Investments in Non-Controlled, Affiliated Portfolio Companies—33.5% (1), (2)
First Lien Secured Debt—8.3%
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.75%		L+975	23,522,250	23,114,058	23,522,250
Corfin Industries LLC (Revolver) (8)	11/25/2020	Aerospace and Defense	—		—	1,942,623	—	—
PAS Technologies, Inc.	03/21/2017	Aerospace and Defense	6.01 (PIK 1.00	% %)	L+500	4,434,295	3,357,949	3,946,523
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	22,764,911	22,613,930	22,764,911
TRAK Acquisition Corp. (Revolver)	11/22/2016	Business Services	12.00%		L+1,050	3,000,000	3,000,000	3,000,000

Total First Lien Secured Debt							52,085,937	53,233,684

Second Lien Secured Debt—3.9%
Affinion Group, Inc.	10/31/2018	Consumer Products	8.50%		L+700	18,000,000	16,960,967	15,825,060
EnviroSolutions Real Property Holdings, Inc.	12/26/2017	Environmental Services	9.00%		L+800	9,409,740	9,307,548	9,409,740

Total Second Lien Secured Debt							26,268,515	25,234,800

Subordinated Debt/Corporate Notes—11.7%
Affinion International Holdings Limited (5), (9), (12)	07/30/2018	Consumer Products	7.50 (PIK 4.00	% %)	—	9,858,025	8,946,674	8,995,448
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	—	(6)	—	14,735,238	12,340,534	2,799,695
ETX Energy, LLC (f/k/a New Gulf Resources, LLC), Convertible Note (5)	05/03/2021	Oil and Gas	12.50 (PIK 12.50	% %)	—	25,297,664	36,473,119	35,416,730
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,841,741	27,908,663

Total Subordinated Debt/Corporate Notes							85,602,068	75,120,536

Preferred Equity—0.7% (6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	4,287,107

Common Equity/Partnership Interests/Warrants—8.9% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—		—	859,496	30,503,493	32,115,042
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—		—	37,181	10,265,972	173,844
Corfin InvestCo, L.P.	—	Aerospace and Defense	—		—	11,250	1,125,000	2,330,813
Corfin InvestCo, L.P. (8)	—	Aerospace and Defense	—		—	11,250	—	—
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	—
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	—
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	143,668	11,960,702	13,112,260
ETX Energy, LLC (f/k/a New Gulf Resources, LLC) (10)	—	Oil and Gas	—		—	113,610	—	—
ETX Energy Management Company, LLC (f/k/a NGR Management Company LLC) (10)	—	Oil and Gas	—		—	119,603	—	—
New Service Champ Holdings, Inc.	—	Auto Sector	—		—	16,800	2,721,600	6,989,362
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	—
TRAK Acquisition Corp.	—	Business Services	—		—	491,755	188,837	2,595,099

Total Common Equity/Partnership Interests/Warrants							78,461,046	57,316,420

Total Investments in Non-Controlled, Affiliated Portfolio Companies							262,476,906	215,192,547

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Controlled, Affiliated Portfolio Companies—19.4% (1), (2)
First Lien Secured Debt—14.7%
RAM Energy LLC	07/18/2019	Energy and Utilities	10.00 (PIK 10.00	% %)	L+800	84,606,067	$83,653,689	$68,319,399
Superior Digital Displays, LLC	12/31/2018	Media	14.00 (PIK 14.00	% %)	L+1,300	26,516,321	24,845,647	26,516,321

Total First Lien Secured Debt							108,499,336	94,835,720

Second Lien Secured Debt—1.2%
Superior Digital Displays, LLC	07/01/2019	Media	16.00 (PIK 16.00	% %)	L+1,500	8,675,815	8,675,815	7,346,315

Preferred Equity—3.1% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	143,183	14,318,325	20,151,529
Superior Digital Displays Holdings, Inc.	—	Media	15.00%		—	103,916	7,000,000	—

Total Preferred Equity							21,318,325	20,151,529

Common Equity—0.4% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	65,933	24,761,831	2,686,073
RAM Energy Holdings LLC	—	Energy and Utilities	—		—	23,141	20,824,388	—
Superior Digital Displays Holdings, Inc.	—	Media	—		—	11,100	2,211,000	—

Total Common Equity							47,797,219	2,686,073

Total Investments in Controlled, Affiliated Portfolio Companies							186,290,695	125,019,637

Total Investments—179.3%							1,253,957,146	1,153,679,675

Cash and Cash Equivalents—11.8%
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							64,897,736	64,897,736
BNY Mellon Cash Reserve and Cash							10,719,397	10,710,377

Total Cash and Cash Equivalents							75,617,133	75,608,113

Total Investments and Cash Equivalents—191.1%							$1,329,574,279	$1,229,287,788

Liabilities in Excess of Other Assets—(91.1%)								(585,920,932)
Net Assets—100.0%								$643,366,856

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is not subject to a LIBOR or Prime rate floor.
(8)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(9)	Non-U.S. company or principal place of business outside the U.S.
(10)	Investment is held through a consolidated taxable subsidiary (See Note 1 to the financial statements).
(11)	Par amount is denominated in British Pounds.
(12)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—153.0% (1), (2)
First Lien Secured Debt—39.1%
Aircell Business Aviation Services LLC	03/21/2018	Communications	11.25%		L+975		22,689,469	$22,109,951	$23,483,601
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.97%		L+1,175	(8)	44,459,443	43,751,988	45,126,826
AKA Diversified Holdings, Inc. (Revolver) (9)	04/02/2018	Retail	—		—		4,371,469	—	65,620
AP Gaming I, LLC	12/21/2020	Hotels, Motels, Inns and Gaming	9.25%		L+825		23,573,292	23,268,725	23,180,325
Hollander Sleep Products, LLC	10/21/2020	Consumer Products	9.00%		L+800		4,477,500	4,418,746	4,477,500
Interior Specialists, Inc.	06/30/2020	Building Materials	9.00%		L+800		25,500,000	25,254,194	25,500,000
K2 Pure Solutions NoCal, L.P.	08/19/2019	Chemicals, Plastics and Rubber	11.00%		L+1,000		21,644,154	21,333,439	20,091,220
Linc USA GP and Linc Energy Finance (USA), Inc. (5)	10/31/2017	Oil and Gas	9.63%		—		5,626,850	5,626,850	5,007,897
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%		—		14,250,000	14,137,010	11,970,000
Robertshaw US Holding Corp.	06/18/2019	Electronics	9.00%		L+750		13,435,343	13,339,249	13,407,176
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		19,704,329	19,043,541	17,733,896
Sunborn International (UK) Limited (10), (12), (13)	09/28/2018	Hotels, Motels, Inns and Gaming	13.00 (PIK 0.50	% %)	L+1,250	(8)	19,947,600	30,053,647	29,873,876
Trust Inns Limited (10), (12), (13)	02/12/2020	Buildings and Real Estate	11.08%		L+1,050	(8)	24,386,987	38,764,474	36,411,706
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	10.00%		L+900		8,739,063	8,739,063	8,739,062
U.S. Well Services, LLC	05/02/2019	Oil and Gas	12.00%		L+1,150		15,297,762	15,036,838	15,308,835

Total First Lien Secured Debt								284,877,715	280,377,540

Second Lien Secured Debt—83.7%
Affinion Group, Inc.	10/31/2018	Consumer Products	8.50%		L+700		18,000,000	16,544,788	16,076,340
American Gilsonite Company (5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	11.50%		—		25,400,000	25,400,000	24,130,000
Ascensus, Inc.	12/02/2020	Financial Services	9.00%		L+800		15,500,000	15,322,421	15,441,875
Balboa Capital Corporation (13)	03/04/2022	Financial Services	13.00%		—		19,000,000	18,721,641	18,810,000
Bennu Oil & Gas, LLC	11/01/2018	Oil and Gas	12.25 (PIK 2.50	% %)	L+1,100		26,484,773	25,150,663	20,393,275
Foundation Building Materials, LLC	04/30/2019	Building Materials	13.25%		P+1,000		45,000,000	44,625,152	45,900,000
Foundation Building Materials, LLC	04/30/2019	Building Materials	14.25 (PIK 1.00	% %)	P+1,100		33,109,864	32,588,028	33,772,061
Howard Berger Co. LLC	09/30/2020	Distribution	11.00%		L+1,000		41,250,000	39,088,044	40,012,500
Intermediate Transportation 100, LLC (5)	03/01/2017	Cargo Transport	—	(6)	—		4,391,420	4,391,422	1,229,598
J.A. Cosmetics Holdings, Inc.	07/31/2019	Consumer Products	11.00%		L+1,000		34,000,000	33,476,169	34,340,000
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175		48,765,129	48,307,757	48,765,129
Language Line, LLC	07/07/2022	Personal, Food and Miscellaneous Services	10.75%		L+975		40,312,500	39,711,804	40,211,719
Linc USA GP and Linc Energy Finance (USA), Inc. (5)	10/31/2017	Oil and Gas	12.50	%(7)	—		11,875,000	11,667,848	9,143,751
New Gulf Resources, LLC (5)	05/15/2019	Oil and Gas	—	(6)	—		45,000,000	44,698,345	31,500,000
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050		41,250,000	40,883,259	40,425,000
Parq Holdings Limited Partnership (10), (13)	12/17/2021	Hotels, Motels, Inns and Gaming	13.00%		L+1,200		75,000,000	75,000,000	75,586,475
Penton Media, Inc.	10/02/2020	Media	9.00%		L+775		19,698,091	19,478,649	19,615,950
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	10.25%		L+900		56,750,000	56,098,358	56,608,125
Prime Security Services Borrower, LLC	07/01/2022	Personal, Food and Miscellaneous Services	9.75%		L+875		28,500,000	28,082,664	28,001,250

Total Second Lien Secured Debt								619,237,012	599,963,048

Subordinated Debt/Corporate Notes—20.7%
Affinion Group Holdings, Inc.	09/14/2018	Consumer Products	—	(6)	—		41,389,881	37,715,391	15,728,155
Affinion Investments LLC	08/15/2018	Consumer Products	—	(6)	—		21,625,412	18,687,177	14,489,026
Alegeus Technologies, LLC	02/15/2019	Financial Services	12.00%		—		8,930,000	8,819,557	8,872,566
Cascade LP Holdings, LLC	08/20/2021	Environmental Services	12.00%		—		27,475,553	26,893,410	26,926,042
Cascade LP Holdings, LLC (9)	02/20/2017	Environmental Services	—		—		11,124,447	—	27,811
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	13.00 (PIK 1.75	% %)	—		10,800,349	10,664,093	10,628,485
MSPark, Inc.	06/15/2017	Printing and Publishing	14.50	%(7)	—		15,000,000	14,836,009	15,000,000
New Gulf Resources, LLC (5)	11/15/2019	Oil and Gas	—	(6)	—		15,204,289	14,829,719	1,520,429
Randall-Reilly, LLC	04/15/2019	Other Media	12.50	%(7)	—		42,275,000	41,618,180	41,892,583
Roto Holdings, Inc.	05/13/2021	Manufacturing / Basic Industries	11.00%		—		13,300,000	13,057,260	13,167,000

Total Subordinated Debt/Corporate Notes								187,120,796	148,252,097

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2015

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Preferred Equity/Partnership Interests—1.8% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%	—	211	$500,000	$355,508
Alegeus Technologies Holdings Corp.	—	Financial Services	—	—	949	949,050	995,487
Convergint Technologies Holdings, LLC	—	Electronics	8.00%	—	2,375	2,088,121	2,222,223
HW Holdco, LLC	—	Other Media	8.00%	—	3,591	—	24,177
J.A. Cosmetics US, Inc.	—	Consumer Products	8.00%	—	3,397	3,397,484	3,871,624
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—	—	1,197	1,197,000	1,295,710
vRide Holdings, Inc. (f/k/a Ride Holdings, Inc.)	—	Personal Transportation	8.00%	—	1,966,667	2,102,669	4,275,107

Total Preferred Equity/Partnership Interests						10,234,324	13,039,836

Common Equity/Partnership Interests/Warrants—7.7% (6)
A2Z Wireless Holdings, Inc.	—	Retail	—	—	1,736	445,500	2,528,247
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Products	—	—	4,798,624	10,265,972	2,519,278
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Products	—	—	9,822,196	—	196,444
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—	—	753	—	—
Alegeus Technologies Holdings Corp.	—	Financial Services	—	—	1	950	996
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—	—	933	586,975	820,067
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330	3,000,000	—
Cardinal Logistics Holdings LLC (11) (Intermediate Transportation 100, LLC)	—	Cargo Transport	—	—	137,923	2,111,588	—
Cascade LP Holdings, LLC (11)	—	Environmental Services	—	—	23,600	2,360,000	3,473,308
CI (FBM) Holdings, LLC (11) (Foundation Building Materials, LLC)	—	Building Materials	—	—	207,242	2,250,000	8,223,485
CI (FBM) Holdings, LLC (9), (11) (Foundation Building Materials, LLC)	—	Building Materials	—	—	103,621	—	—
CI (Galls) Prime Investment Holdings, LLC (11)	—	Distribution	—	—	1,745,639	1,745,639	2,040,629
Convergint Technologies Holdings, LLC	—	Electronics	—	—	2,375	—	999,889
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Building Materials	—	—	3,520	171,601	196,748
HW Holdco, LLC	—	Other Media	—	—	388,378	—	2,500,113
J.A. Cosmetics US, Inc.	—	Consumer Products	—	—	252	2,516	1,833,357
Kadmon Holdings, LLC, Class A	—	Healthcare, Education and Childcare	—	—	1,079,920	1,236,832	6,701,684
Kadmon Holdings, LLC, Class D	—	Healthcare, Education and Childcare	—	—	1,079,920	1,028,807	1,028,807
LaMi Acquisition, LLC (11)	—	Distribution	—	—	16	383,447	383,447
Lariat ecoserv Co-Invest Holdings, LLC (11)	—	Environmental Services	—	—	1,000,000	1,000,000	761,955
Magnum Hunter Resources Corporation (Warrants) (13)	04/16/2016	Oil and Gas	—	—	122,192	182,498	—
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—	—	3,000	3,000,000	4,813,759
New Gulf Resources, LLC (Warrants) (11)	05/09/2024	Oil and Gas	—	—	13,500	495,000	—
Patriot National, Inc. (Warrants)	11/27/2023	Insurance	—	—	123,129	238,049	1,620,378
Power Products Holdings, LLC, Class A Units (11)	—	Electronics	—	—	1,350,000	901,263	1,141,900
Power Products Holdings, LLC, Class B Units (11)	—	Electronics	—	—	150,000	142,300	1,351,202
Ride Group Parent, Inc.	—	Personal Transportation	—	—	1,870,331	148,998	148,998
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—	—	1,330	133,000	612,550
vRide Holdings, Inc. (f/k/a Ride Holdings, Inc.)	—	Personal Transportation	—	—	9,882	11,314	21,481
Vestcom Parent Holdings, Inc.	—	Printing and Publishing	—	—	211,797	793,873	3,570,645
VText Holdings, Inc.	—	Business Services	—	—	35,526	4,050,000	7,597,191

Total Common Equity/Partnership Interests/Warrants						36,686,122	55,086,558

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						1,138,155,969	1,096,719,079

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2015

Issuer Name	Maturity / Expiration	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Affiliated Portfolio Companies—13.3% (1), (2)
First Lien Secured Debt—3.2%
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	23,514,911	$23,285,423	$23,044,613

Second Lien Secured Debt—1.3%
EnviroSolutions Real Property Holdings, Inc.	12/26/2017	Environmental Services	9.00%		L+800	9,409,740	9,237,014	9,127,448
EnviroSolutions Real Property Holdings, Inc. (9)	12/31/2015	Environmental Services	—		—	758,850	—	—

Total Second Lien Secured Debt							9,237,014	9,127,448

Subordinated Debt/Corporate Notes—4.8%
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	—	(6)	—	13,092,070	13,092,071	6,284,194
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,702,867	27,931,507

Total Subordinated Debt/Corporate Notes							40,794,938	34,215,701

Preferred Equity—0.7% (6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	5,254,029

Common Equity/Partnership Interests/Warrants—3.3% (6)
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	—
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	—
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	143,668	11,960,702	11,337,381
NCP-Performance, L.P.	—	Leisure, Amusement, Motion Pictures and Entertainment	—		—	375,000	3,750,000	—
New Service Champ Holdings, Inc.	—	Auto Sector	—		—	16,800	2,721,600	4,457,055
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,619	6,178,645
TRAK Acquisition Corp.	—	Business Services	—		—	491,755	188,837	1,888,232

Total Common Equity/Partnership Interests/Warrants							40,316,580	23,861,313

Total Investments in Non-Controlled, Affiliated Portfolio Companies							133,693,295	95,503,104

Investments in Controlled, Affiliated Portfolio Companies—15.0% (1), (2)
First Lien Secured Debt—13.4%
RAM Energy LLC, Tranche A	07/18/2019	Energy and Utilities	10.00 (PIK 10.00	% %)	L+800	76,425,000	75,177,005	72,759,582
Superior Digital Displays, LLC	12/31/2018	Media	14.00 (PIK 14.00	% %)	L+1,300	23,055,423	20,951,257	23,055,423

Total First Lien Secured Debt							96,128,262	95,815,005

Second Lien Secured Debt—0.5%
Superior Digital Displays, LLC	07/01/2019	Media	16.00 (PIK 16.00	% %)	L+1,500	3,462,417	3,462,417	3,462,417
Superior Digital Displays, LLC (9)	07/01/2019	Media	—		—	2,575,000	—	—

Total Second Lien Secured Debt							3,462,417	3,462,417

Preferred Equity—0.1% (6)
Superior Digital Displays Holdings, Inc.	—	Media	15.00%		—	37,046	5,000,000	648,021

Common Equity—1.0% (6)
MidOcean JF Holdings Corp.	—	Distribution	—		—	65,933	24,761,831	6,900,207
RAM Energy Holdings LLC (f/k/a RAM Energy, LLC)	—	Energy and Utilities	—		—	23,141	20,824,388	—
Superior Digital Displays Holdings, Inc.	—	Media	—		—	11,100	2,211,000	—

Total Common Equity							47,797,219	6,900,207

Total Investments in Controlled, Affiliated Portfolio Companies							152,387,898	106,825,650

Total Investments—181.3%							1,424,237,162	1,299,047,833

Cash and Cash Equivalents—6.9%
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							4,564,638	4,564,638
BNY Mellon Cash Reserve and Cash							45,072,777	45,054,618

Total Cash and Cash Equivalents							49,637,415	49,619,256

Total Investments and Cash Equivalents—188.2%							$1,473,874,577	$1,348,667,089

Liabilities in Excess of Other Assets—(88.2%)								(632,076,547)
Net Assets—100.0%								$716,590,542

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (Continued)

SEPTEMBER 30, 2015

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is payable in cash and/or PIK.
(8)	Coupon is not subject to a LIBOR or Prime rate floor.
(9)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)	Non-U.S. company or principal place of business outside the U.S.
(11)	Investment is held through a consolidated taxable subsidiary (See Note 1).
(12)	Par amount is denominated in British Pounds.
(13)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. PennantPark Investment’s objective is to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of senior secured debt, mezzanine debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes trade on the NYSE under the symbol “PNTA.”

We have entered into an Investment Management Agreement with the Investment Adviser, an external adviser that manages our day-to-day operations. We have also entered into an Administration Agreement with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds under a separate administration agreement. See Note 3.

Our wholly owned subsidiaries, SBIC I and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC I and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment selection criteria used by PennantPark Investment.

We have formed and expect to continue to form certain Taxable Subsidiaries which are taxed as corporations for federal income tax purposes. Accordingly, the Taxable Subsidiaries will pay income taxes at regular corporate income tax rates. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC 946, Financial Services – Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there will not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments, our Credit Facility and our Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and have qualified to be treated as a RIC for federal income tax purposes. As a result, we account for income taxes using the asset and liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC, we do not anticipate paying any material level of federal income taxes. Although we are not subject to federal income taxes as a RIC for federal income tax purposes, we may elect to retain a portion of our calendar year income, which may result in an excise tax, or we may incur taxes through our Taxable Subsidiaries. For the fiscal years ended September 30, 2016, 2015 and 2014, we have recorded a provision for taxes of $2.4 million, zero and $0.1 million, respectively.

We recognize the effect of a tax position in our Consolidated Financial Statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax benefits of positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense. We did not have any material uncertain tax positions or any unrecognized tax benefits that met the recognition or measurement criteria of ASC 740-10-25 as of the periods presented herein.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

We have formed and expect to continue to form certain taxable subsidiaries, or the Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. Accordingly, the Taxable Subsidiaries will pay income taxes at regular corporate income tax rates. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our SBIC Funds and our Taxable Subsidiaries in our Consolidated Financial Statements.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2016. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—Management Fees.

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the year ended September 30, 2016 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of base management fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned base management fees of $20.9 million (after a waiver of $4.0 million), $26.7 million and $24.3 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the year ended September 30, 2016 and through December 31, 2017, the Investment Adviser has voluntarily agreed, in consultation with the board of directors, to waive 16% of incentive fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned $13.5 million (after a waiver of $2.5 million), $20.6 million and $17.8 million, respectively, in incentive fees on net investment income from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the years ended September 30, 2016, 2015 and 2014 the Investment Adviser did not earn an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments and foreign currencies held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under GAAP.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2016. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, PennantPark Investment has agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and PennantPark Investment’s allocable portion of the costs of compensation and related expenses for its Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on PennantPark Investment’s behalf, managerial assistance to portfolio companies to which PennantPark Investment is required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the fiscal years ended September 30, 2016, 2015 and 2014, the Investment Adviser was reimbursed $3.7 million, $3.3 million and $3.0 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

4. INVESTMENTS

Purchases of investments, including PIK interest, for the fiscal years ended September 30, 2016, 2015 and 2014 totaled $345.7 million, $475.2 million and $806.1 million, respectively. Sales and repayments of investments for the same periods totaled $439.7 million, $390.5 million and $625.6 million, respectively.

Investments and cash and cash equivalents consisted of the following:

	September 30, 2016		September 30, 2015
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$418,873,576	$397,102,721	$404,291,400	$399,237,158
Second lien	451,756,995	425,412,443	631,936,443	612,552,913
Subordinated debt / corporate notes	189,453,101	177,631,517	227,915,734	182,467,798
Equity and partnership interests	193,873,474	153,532,994	160,093,585	104,789,964

Total investments	1,253,957,146	1,153,679,675	1,424,237,162	1,299,047,833

Cash and cash equivalents	75,617,133	75,608,113	49,637,415	49,619,256

Total investments, cash and cash equivalents	$1,329,574,279	$1,229,287,788	$1,473,874,577	$1,348,667,089

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

	As of September 30,
Industry Classification	2016	2015
Hotels, Motels, Inns and Gaming	13%	14%
Consumer Products	9	8
Personal, Food and Miscellaneous Services	8	11
Business Services	7	6
Distribution	6	4
Energy/Utilities	6	6
Aerospace and Defense	5	2
Environmental Services	5	4
Media	5	4
Oil and Gas	5	6
Manufacturing / Basic Industries	4	1
Auto Sector	3	2
Financial Services	3	3
Other Media	3	3
Printing and Publishing	3	1
Retail	3	4
Building Materials	2	9
Buildings and Real Estate	2	3
Electronics	2	1
Healthcare, Education and Childcare	2	1
Chemicals, Plastics and Rubber	1	2
Other	3	5

Total	100%	100%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of senior secured debt, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Our ability to observe valuation inputs resulted in one reclassification from Level 2 to 1, one reclassification from Level 3 to 1 and one reclassification from Level 3 to 2 during the year ended September 30, 2016. During the year ended September 30, 2015, there were three reclassifications from Level 2 to 3 and one reclassification from Level 3 to 2.

In addition to using the above inputs in cash equivalents, investments, our Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2 and 2(e).

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, have no corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value on an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value as of September 30, 2016	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$167,489,186	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	832,657,495	Market Comparable	Market Yield	8.8% – 21.7%(13.3%)
Equity investments	125,633,017	Enterprise Market Value	EBITDA multiple	5.0x – 15.5x (8.2x)

Total Level 3 investments	$1,125,779,698

Long-Term Credit Facility	$39,551,187	Market Comparable	Market Yield	3.8%

Asset Category	Fair Value as of September 30, 2015	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$281,455,418	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	912,802,451	Market Comparable	Market Yield	9.6% – 34.7%(14.1%)
Equity investments	2,715,722	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	100,453,864	Enterprise Market Value	EBITDA multiple	3.4x – 22.5x (9.2x)

Total Level 3 investments	$1,297,427,455

Long-Term Credit Facility	$132,356,860	Market Comparable	Market Yield	3.4%

Our investments, cash and cash equivalents, Credit Facility and our Notes were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at September 30, 2016
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,000,146,681	$—	$—	$1,000,146,681
Equity investments	153,532,994	2,758,757	25,141,220	125,633,017

Total investments	1,153,679,675	2,758,757	25,141,220	1,125,779,698
Cash and cash equivalents	75,608,113	75,608,113	—	—

Total investments, cash and cash equivalents	$1,229,287,788	$78,366,870	$25,141,220	$1,125,779,698

Long-Term Credit Facility	$39,551,187	$—	$—	$39,551,187
2019 Notes	254,175,000	—	254,175,000	—
2025 Notes	72,618,000	72,618,000	—	—

Total debt	$366,344,187	$72,618,000	$254,175,000	$39,551,187

	Fair Value at September 30, 2015
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,194,257,869	$—	$—	$1,194,257,869
Equity investments	104,789,964	—	1,620,378	103,169,586

Total investments	1,299,047,833	—	1,620,378	1,297,427,455
Cash and cash equivalents	49,619,256	49,619,256	—	—

Total investments, cash and cash equivalents	$1,348,667,089	$49,619,256	$1,620,378	$1,297,427,455

Long-Term Credit Facility	$132,356,860	$—	$—	$132,356,860
2019 Notes	253,102,500	—	253,102,500	—
2025 Notes	71,136,000	71,136,000	—	—

Total debt	$456,595,360	$71,136,000	$253,102,500	$132,356,860

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Year Ended September 30, 2016
Description	Debt investments	Equity investments	Totals
Beginning Balance	$1,194,257,869	$103,169,586	$1,297,427,455
Net realized (losses) gains	(91,185,306)	5,717,455	(85,467,851)
Net unrealized appreciation	9,948,715	15,492,038	25,440,753
Purchases, PIK interest, net discount accretion and non-cash exchanges	302,824,970	48,102,684	350,927,654
Sales, repayments and non-cash exchanges	(415,699,567)	(19,857,743)	(435,557,310)
Transfers in and/or out of Level 3	—	(26,991,003)	(26,991,003)

Ending Balance	$1,000,146,681	$125,633,017	$1,125,779,698

Net change in unrealized (depreciation) appreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(38,844,736)	$3,040,478	$(35,804,258)

	Year Ended September 30, 2015
Description	Debt investments	Equity investments	Totals
Beginning Balance	$1,161,475,899	$111,862,237	$1,273,338,136
Net realized (losses) gains	(3,035,810)	32,996,191	29,960,381
Net unrealized depreciation	(76,638,642)	(43,251,477)	(119,890,119)
Purchases, PIK interest, net discount accretion and non-cash exchanges	402,165,393	59,927,977	462,093,370
Sales, repayments and non-cash exchanges	(333,344,376)	(57,130,358)	(390,474,734)
Transfers in and/or out of Level 3	43,635,405	(1,234,984)	42,400,421

Ending Balance	$1,194,257,869	$103,169,586	$1,297,427,455

Net change in unrealized depreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(72,798,807)	$(25,858,358)	$(98,657,165)

The table below shows a reconciliation of the beginning and ending balances for carrying/fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying/Fair Value
Long-Term Credit Facility and 2019 Notes	Years Ended September 30,
	2016	2015
Beginning Balance (cost – $106,864,300 and $305,226,300, respectively)	$102,356,860	$304,847,870
Total unrealized depreciation included in earnings	(6,281,073)	(1,026,510)
Borrowings (1)	272,664,923	349,000,000
Repayments (1)	(329,189,523)	(297,362,000)
Transfers in and/or out of Level 3	—	(253,102,500)

Ending Balance (cost – $50,339,700 and $106,864,300, respectively)	$39,551,187	$102,356,860
Temporary draws outstanding, at cost	—	30,000,000

Ending Balance (cost – $50,339,700 and $136,864,300, respectively)	$39,551,187	$132,356,860

(1)	Excludes temporary draws.

We had outstanding non-USD borrowing on our Credit Facility. Net change in fair value on foreign currency translating on outstanding borrowings is listed below:

As of September 30,	Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Net Change in Fair Value
2016	British Pound	£31,000,000	$50,339,700	$40,180,433	October 3, 2016	$(10,159,267)
2015	British Pound	£28,000,000	$46,864,300	$42,356,860	October 1, 2015	$(4,507,440)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our Notes. We elected to use the fair value option for the Credit Facility and our Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred zero, zero and $8.3 million relating to debt issuance costs during the years ended September 30, 2016, 2015 and 2014, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and our Notes are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the fiscal years ended September 30, 2016, 2015 and 2014, our Credit Facility and our Notes had a net change in unrealized depreciation (appreciation) of $3.7 million, $1.7 million and $(3.0) million, respectively. As of September 30, 2016 and 2015, net unrealized depreciation on our Credit Facility and our Notes totaled $5.2 million and $1.5 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility and 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value investments. Our 2025 Notes trade on the NYSE under the ticker “PNTA” and we use the closing price on the exchange to determine their fair value.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the year ended September 30, 2016 were as follows:

Name of Investment	Fair Value at September 30, 2015 (1)	Purchases of / Advances to Affiliates (1), (2)	Sale of / Distributions from Affiliates (1)	Income Accrued	Fair Value at September 30, 2016 (1)	Net Realized Gains (Losses)
Controlled Affiliates
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	$6,900,207	$14,318,325	$—	$—	$22,837,602	$—
RAM Energy LLC	72,759,582	8,181,067	—	8,445,233	68,319,399	—
Superior Digital Displays Holdings, Inc.	27,165,861	10,674,296	—	5,036,450	33,862,636	—
Non-Controlled Affiliates
Affinion Group Holdings, Inc. (3)	—	341,025	—	2,369,417	57,109,394	—
Corfin Industries LLC (3)	—	24,351,000	(177,750)	2,325,887	25,853,063	—
DirectBuy Holdings, Inc.	6,284,194	(751,537)	—	—	2,799,695	—
EnviroSolutions Holdings, Inc.	20,464,829	—	—	931,525	22,522,000	—
ETX Energy, LLC (4) (f/k/a New Gulf Resources, LLC)	—	766,596	—	185,836	35,416,730	—
NCP-Performance, L.P.	—	—	—	—	—	(3,750,000)
PAS International Holdings, Inc.	11,432,674	2,811,733	(22,265)	682,190	8,233,630	—
Service Champ, Inc.	32,388,562	—	—	3,673,874	34,898,025	—
TRAK Acquisition Corp.	24,932,845	24,000,000	(21,750,000)	2,967,159	28,360,010	—
Total Controlled and Non-Controlled Affiliates	$202,328,754	$84,692,505	$(21,950,015)	$26,617,571	$340,212,184	$(3,750,000)

(1)	Excluding delayed draw investments.
(2)	Includes PIK and PIK adjustments.
(3)	Became a non-controlled affiliate during the three months ended December 31, 2015.
(4)	Became a non-controlled affiliate during the three months ended June 30, 2016.

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Years Ended September 30,
	2016	2015	2014
Numerator for net increase (decrease) in net assets resulting from operations	$18,736,706	$(10,245,652)	$110,983,477
Denominator for basic and diluted and weighted average shares	71,621,530	74,755,139	67,058,474
Basic and diluted net increase (decrease) in net assets per share resulting from operations	$0.26	$(0.14)	$1.66

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

8. TAXES AND DISTRIBUTIONS

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may materially differ from amounts determined in accordance with GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified to undistributed net investment income, accumulated net realized gain or paid-in-capital, as appropriate. Distributions from net realized capital gains, if any, are normally declared and paid annually, but the Company may make distributions on a more frequent basis to comply with the distribution requirements for RICs under the Code.

As of September 30, 2016 and 2015, the cost of investments for federal income tax purposes was $1,254.1 million and $1,422.5 million, respectively, resulting in a gross unrealized appreciation of $75.1 million and $57.9 million, respectively, and depreciation of $175.5 million and $181.1 million, respectively.

The following amounts were reclassified for tax purposes:

	Years Ended September 30,
	2016	2015	2014
(Decrease) increase in paid-in capital	$(2,548,967)	$142,244	$(1,161)
(Decrease) increase in accumulated net realized gain	(1,449,411)	462,913	1,519,280
Increase (decrease) in undistributed net investment income	3,998,378	(605,157)	(1,518,119)

The following reconciles net increase (decrease) in net assets resulting from operations to taxable income:

	Years Ended September 30,
	2016	2015	2014
Net increase (decrease) in net assets resulting from operations	$18,736,706	$(10,245,652)	$110,983,477
Net realized loss (gain) on investments	80,530,707	(8,249,375)	(30,235,265)
Net change in unrealized (appreciation) depreciation on investments and debt	(28,652,631)	122,615,435	(9,419,695)
Other book-to-tax differences	(1,438,839)	2,294,934	3,877,560
Other non-deductible expenses	3,648,098	—	82,151

Taxable income before dividends paid deduction	$72,824,041	$106,415,342	$75,288,228

The components of undistributed taxable income on a tax basis and reconciliation to accumulated deficit on a book basis are as follows:

	As of September 30,
	2016	2015	2014
Undistributed ordinary income – tax basis	$31,137,312	$16,915,624	$16,082,048
Undistributed long-term capital (loss carryforward) gain	(81,242,318)	21,711,007	(8,518,111)
Distributions payable and other book to tax differences	(31,547,434)	(33,132,212)	(31,021,819)
Net unrealized depreciation of investments and debt	(95,035,441)	(123,688,072)	(1,072,637)

Total accumulated deficit – book basis	$(176,687,881)	$(118,193,653)	$(24,530,519)

The tax characteristics of distributions declared are as follows:

	Years Ended September 30,
	2016	2015	2014
Ordinary income	$58,068,894	$83,275,238	$76,937,761
Long-term capital gain	21,711,007	—	—

Total distributions	$79,779,901	$83,275,238	$76,937,761

Total distributions per share based on weighted average shares	$1.11	$1.11	$1.15

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

9. CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out our positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of September 30, 2016 and 2015, cash and cash equivalents consisted of $75.6 million and $49.6 million at fair value, respectively.

10. FINANCIAL HIGHLIGHTS

Below are the financial highlights for the years ended September 30:

	2016	2015	2014	2013 (9)	2012 (9)
Per Share Data:
Net asset value, beginning of year	$9.82	$11.03	$10.49	$10.22	$10.13
Net investment income (1)	0.99	1.10	1.06	1.01	1.08
Net realized and unrealized (loss) gain (1)	(0.73)	(1.24)	0.60	0.38	0.12

Net increase (decrease) in net assets resulting from operations (1)	0.26	(0.14)	1.66	1.39	1.20
Distributions to stockholders (1), (2)
Distribution of net investment income	(0.81)	(1.11)	(1.15)	(1.12)	(1.13)
Distribution of realized gains	(0.30)	—	—	—	—

Total distributions to stockholders	(1.11)	(1.11)	(1.15)	(1.12)	(1.13)
Repurchase of common stock (1)	0.08	0.04	—	—	—
Accretive (dilutive) effect of common stock issuance (1)	—	—	0.03	—	0.02

Net asset value, end of year	$9.05	$9.82	$11.03	$10.49	$10.22

Per share market value, end of year	$7.52	$6.47	$10.91	$11.28	$10.61

Total return (3)	36.64%	(32.51)%	6.76%	17.37%	28.71%
Shares outstanding at end of year	71,060,836	72,966,043	75,092,911	66,499,327	65,514,503

Ratio / Supplemental Data:
Ratio of operating expenses to average net assets (4), (5)	6.65%	6.81%	6.43%	6.31%	7.11%
Ratio of Credit Facility related expenses to average net assets (6)	4.18%	3.39%	3.83%	2.60%	3.08%

Ratio of total expenses to average net assets (5), (6)	10.83%	10.20%	10.26%	8.91%	10.19%
Ratio of net investment income to average net assets	10.70%	10.57%	9.55%	9.60%	10.32%
Net assets at end of year	$643,366,856	$716,590,542	$828,009,949	$697,506,199	$669,717,047

Weighted average debt outstanding (6)	$634,769,508	$580,367,750	$526,252,068	$363,246,849	$340,868,033

Weighted average debt per share (1), (6)	$8.86	$7.76	$7.85	$5.47	$6.44
Asset coverage per unit (7)	$2,756	$2,569	$3,198	$4,261	$5,636
Average market value per unit (8)	$24.68	$25.13	24.51	24.79	N/A
Portfolio turnover ratio	26.50%	30.17%	50.66%	40.91%	22.81%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes debt related costs.
(5)	For the year ended September 30, 2016, the ratio of operating expenses before the waiver of Management Fees to average net assets was 7.64% and the ratio of total expenses before the waiver of Management Fees to average net assets was 11.82%.
(6)	Includes SBA debentures outstanding.
(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBA debentures from our asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.
(8)	The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA,” which were issued in increments of $25 per unit.
(9)	Audited by predecessor auditors.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

11. DEBT

Our annualized weighted average cost of debt for the fiscal years ended September 30, 2016 and 2015, inclusive of the fee on the undrawn commitment on the Credit Facility and amortized upfront fees on SBA debentures but excluding debt issuance costs, was 4.35% and 4.54%, respectively. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

Credit Facility

As of September 30, 2016, we had a $545 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of September 30, 2016 and 2015, there was $50.3 million and $136.9 million (including a temporary draw of $30.0 million), respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate at the time of 2.76% and 3.07%, respectively, exclusive of the fee on undrawn commitments of 0.375%. The Credit Facility is a five-year revolving facility with a stated maturity date of June 25, 2019, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

SBA Debentures

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC I with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of September 30, 2016. We have funded SBIC II with $52.5 million of equity capital, and it had SBA debentures outstanding of $47.5 million and commitments from the SBA for another $27.5 million of debentures. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and per recent regulatory changes, as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

As of September 30, 2016 and 2015, our SBIC Funds had $225.0 million in debt commitments, of which $197.5 million and $150.0 million was drawn, respectively. As of September 30, 2016 and 2015, the unamortized fees on the SBA debentures was $4.3 million and $3.7 million, respectively. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures were as follows:

Issuance Dates	Maturity	Fixed All-in coupon rate(1), (2)	As of September 30, 2016 Principal Balance	As of September 30, 2015 Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000	105,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000	—
September 21, 2016	September 1, 2026	2.41	25,000,000	—
Weighted Average Rate / Total		3.44%	$197,500,000	$150,000,000

(1)	Excluding 3.43% of upfront fees.
(2)	As of September 30, 2015, the fixed all-in coupon rate was 3.70%.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of September 30, 2016, our SBIC Funds were in compliance with their regulatory requirements.

2019 Notes

As of September 2016 and 2015, we had $250.0 million in aggregate principal amount of 2019 Notes. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

2025 Notes

As of September 2016 and 2015, we had $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

12. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt and equity investments, if any, are disclosed in the Consolidated Schedules of Investments. As of September 30, 2016 and 2015, we had $3.1 million and $19.7 million, respectively, in commitments to fund investments.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

SEPTEMBER 30, 2016

13. STOCK REPURCHASE PROGRAM

On May 6, 2015, we announced a share repurchase plan which allowed us to repurchase up to $35.0 million of our outstanding common stock in the open market at prices below our net asset value as reported in our then most recently published consolidated financial statements. The program expired on May 6, 2016. During the year ended September 30, 2016, we repurchased 1.9 million shares of common stock, respectively, in open market transactions for an aggregate cost (including transaction costs) of $12.2 million. From May 6, 2015 through the program’s expiration, we purchased 4.0 million shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $30.1 million.

14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

We must determine which, if any, of our unconsolidated controlled portfolio companies is a “significant subsidiary” within the meaning of Regulation S-X. We have determined that, as of September 30, 2016, RAM Energy Holdings LLC triggered at least one of the significance tests. RAM Energy Holdings LLC became a controlled affiliated investment as of September 30, 2015. As a result and in accordance with Rule 4-08(g) of Regulation S-K, presented below is summarized unaudited financial information for RAM Energy Holdings LLC as of September 30, 2016 and 2015 as well as for the year ended September 30, 2016. In addition, we will include the audited financial statements of RAM Energy Holdings LLC within the timeframe specified within Rule 3-09 of Regulation S-X.

	As of September 30,
Balance Sheet (1)	2016	2015
Current assets	$2,326.4	$3,868.9
Noncurrent assets	33,678.1	64,236.3
Current liabilities	4,338.0	5,598.0
Noncurrent liabilities	90,726.3	82,228.4

Income Statement (1)	Year Ended September 30, 2016
Total revenue	$7,388.4
Total expenses	46,284.7

Net loss	(38,896.3)

(1)	All amounts are in thousands and unaudited.

PART C

OTHER INFORMATION

Item 25.	Financial statements and exhibits

1	Financial Statements

The Index to Consolidated Financial Statements on page F-1 of this Registration Statement is hereby incorporated by reference.

2	Exhibits

(a)	Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit 99(a) to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2/A (File No. 333-140092), filed on April 5, 2007).

(b)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00736), filed on December 2, 2015).

(d)(1)	Form of Share Certificate (Incorporated by reference to Exhibit 99.(d)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(d)(2)	Form of Subscription Certificate (Incorporated by reference to Exhibit 99.(d)(2) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-150033), filed on May 30, 2008).

(d)(3)	Form of Subscription Agent Agreement (Incorporated by reference to Exhibit 99.(d)(4) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-150033), filed on May 30, 2008).

(d)(4)	Form of Warrant Agreement (Incorporated by reference to Exhibit 99.(d)(5) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-150033), filed on May 30, 2008).

(d)(5)	Form T-1 Statement of Eligibility with respect to the Form of Indenture (Incorporated by reference to Exhibit 2(d)(6) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed August 22, 2011).

(d)(6)	Form of Articles Supplementary (Incorporated by reference to Exhibit 2(d)(7) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed August 22, 2011).

(d)(7)	Base Indenture, dated as of January 22, 2013, relating to the 6.25% Senior Notes due 2025, between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 99.(d)(8) to the Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-2/A (File No. 333-172524), filed on January 22, 2013).

(d)(8)	First Supplemental Indenture, dated as of January 22, 2013, relating to the 6.25% Senior Notes due 2025, between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 99.(d)(9) to the Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-2/A (File No. 333-172524), filed on January 22, 2013).

(d)(9)	Form of 6.25% Senior Notes due 2025 (included as part of Exhibit (d)(8)).

(d)(10)	Second Supplemental Indenture, dated as of September 23, 2014, relating to the 4.50% Notes due 2019, between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 99 (d)(11) to the Registrant’s Post-Effective Amendment No. 2 to Form N-2 (File No. 333-192782), filed on September 23, 2014.

(d)(11)	Form of 4.50% Senior Notes due 2019 (included as part of Exhibit d(10)).

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 99.(E) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(g)

First Amended and Restated Investment Advisory Management Agreement between the Registrant and PennantPark Investment Advisers, LLC (Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00736), filed on February 3, 2016).

(h)(1)	Form of Underwriting Agreement for equity (Incorporated by reference to Exhibit 99.(H)(1) to the Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-2/A (File No. 333-150033), filed on February 22, 2010).

(h)(2)	Form of Underwriting Agreement for debt (Incorporated by reference to Exhibit 99.(H)(2) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-150033), filed on May 30, 2008).

(j)	Custodian Agreement between the Registrant and PFPC Trust Company (Incorporated by reference to Exhibit 99.(J)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(k)(1)	Administration Agreement between the Registrant and PennantPark Investment Administration, LLC (Incorporated by reference to Exhibit 99.(K)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(k)(2)	Stock Transfer Agency Agreement between the Registrant and American Stock Transfer and Trust Company (Incorporated by reference to Exhibit 99.(K)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(k)(3)	Trademark License Agreement (Incorporated by reference to Exhibit 99.(K)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(k)(4)

Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2014, among PennantPark Investment Corporation, the lenders party hereto, SunTrust Bank, as administrative agent for the lenders (Incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00736), filed on June 30, 2014).

(k)(5)	Indemnification Agreement, dated as of November 15, 2016, between PennantPark Investment Corporation and each of the directors and officers listed on Schedule A attached thereto (Incorporated by reference to Exhibit 10.5 on the Registrant’s Annual Report on Form 10-K (File No. 814-00891), filed on November 21, 2016).

Item 25.	Financial statements and exhibits (continued)

2	Exhibits (Continued)

(l)(1)*	Opinion and Consent of Venable LLP.

(l)(2)*	Opinion and Consent of Dechert LLP.

(n)(1)*	Consent of RSM US LLP.

(n)(2)*	Report of RSM US LLP regarding senior securities table contained herein.

(n)(3)*	Awareness Letter of RSM US LLP.

(r)	Joint Code of Ethics of the Registrant, PennantPark Floating Rate Capital Ltd. and PennantPark Investment Advisers, LLC (Incorporated by reference to Exhibit 14.1 to the Registrant’s Report on Form 10-K (File No. 814-00736), filed on November 21, 2016).

(s)(1)	Form of Prospectus Supplement For Common Stock Offerings (Incorporated by reference to Exhibit (s)(1) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed on August 22, 2011).

(s)(2)	Form of Prospectus Supplement For Preferred Stock Offerings (Incorporated by reference to Exhibit (s)(2) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed on August 22, 2011).

(s)(3)	Form of Prospectus Supplement For Debt Offerings (Incorporated by reference to Exhibit (s)(3) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed on August 22, 2011).

(s)(4)	Form of Prospectus Supplement For Rights Offerings (Incorporated by reference to Exhibit (s)(4) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed on August 22, 2011).

(s)(5)	Form of Prospectus Supplement For Warrant Offerings (Incorporated by reference to Exhibit (s)(5) to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-2/A (File No. 333-172524), filed on August 22, 2011).

(s)(6)	Audited Financial Statements of RAM Energy Holdings LLC as of and for the year ended December 31, 2016 (Incorporated by reference to Exhibit 99.2 to Amendment No.1 to the Registrant’s Report on Form 10-K (File No. 814-00736), filed on March 17, 2017).

*	Filed herewith.

Item 26.	Marketing arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is hereby incorporated by reference.

Item 27.	Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee		$86,925*
NASDAQ listing fee		65,000**
FINRA filing fee		113,000*
Printing (other than certificates)		***
Legal fees and expenses		***
Accounting fees and expenses		***
Miscellaneous fees and expenses		***

Total	$	***

All of the expenses set forth above shall be borne by the Registrant.

*	This amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.
**	This amount is estimated.
***	To be provided by amendment.

Item 28.	Persons controlled by or under common control with the Registrant

Name of entity and place of jurisdiction	Voting Securities Owned Percentage
PennantPark SBIC GP, LLC (Delaware)	100%
PennantPark SBIC GP II, LLC (Delaware)	100%
PennantPark SBIC LP (Delaware)	100%	(1)
PennantPark SBIC II LP (Delaware)	100%	(2)
PNNT Alabama Holdings Inc. (Delaware)	100%	(3)
PNNT Cascade Environmental Holdings, LLC (Delaware)	100%
PNNT CI (GALLS) Prime Investment Holdings, LLC (Delaware)	100%
PNNT ecoserve, LLC (Delaware)	100%
PNNT Investment Holdings, LLC (Delaware)	100%
PNNT New Gulf Resources, LLC (Delaware)	100%
PNNT Power Products Holdings, LLC (Delaware)	100%
RAM Energy Holdings, LLC (Delaware)	100%	(4)
Superior Digital Displays Holdings, Inc. (Delaware)	58%	(4)

(1)	The entity is directly owned 99% by us and 1% by PennantPark SBIC GP, LLC which is effectively wholly-owned by us.
(2)	The entity is directly owned 99% by us and 1% by PennantPark SBIC GP II, LLC, which is effectively wholly-owned by us.
(3)	This entity is not operational.
(4)	This is a controlled affiliated investment.

Item 29.	Number of holders of shares

As of February 28, 2017

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	12

Item 30.	Indemnification

The information contained under the heading “Description of our Capital Stock —Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Item 31.	Business and other connections of Investment Adviser

Neither the Investment Adviser nor any officer, director or partner of the Investment Adviser has been substantially engaged in any business, profession, vocation or employment since the inception of the Investment Adviser other than as set forth under the headings “Management” and “Business—Our Investment Adviser and Administrator” which are hereby incorporated by reference. Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-67622), and is incorporated herein by reference.

Item 32.	Location of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, NY 10022;

(2) the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(3) the Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286; and

(4) the Investment Adviser, PennantPark Investment Advisers, LLC, 590 Madison Avenue, 15th Floor, New York, NY 10022.

Item 33.	Management services

Not Applicable.

Item 34.	Undertakings

The Registrant hereby undertakes:

(1) to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the NAV declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus;

(2) not applicable;

(3) in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering;

(4)(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to file, in connection with any offering of securities, a post-effective amendment to the registration statement under Rule 462(d) to include as an exhibit a legal opinion regarding the valid issuance of any shares of common stock being sold;

  (c) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

  (d) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (e) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

  (f) that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

  (g) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its NAV and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading; and

(5)(a) that for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

  (b) that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) not applicable.

(7) to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to the Registrant’s NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If the Registrant files a new post-effective amendment, the threshold would reset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of March 2017.

By:	/s/ ARTHUR H. PENN
Name:	Arthur H. Penn
Title:	Chief Executive Officer and Chairman of the Board

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Aviv Efrat his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the 21st day of March 2017.

Name	Title

/S/ ARTHUR H. PENN Arthur H. Penn	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/S/ AVIV EFRAT Aviv Efrat	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/S/ ADAM K. BERNSTEIN Adam K. Bernstein	Director

/S/ JEFFREY FLUG Jeffrey Flug	Director

/S/ MARSHALL BROZOST Marshall Brozost	Director

/S/ SAMUEL L. KATZ Samuel L. Katz	Director